Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account C
     File Number 33-64016

Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 4 to the above referenced Form
N-4 Registration Statement.

This amendment is being filed pursuant to paragraph (b) of Rule 485, and pursuant to subparagraph (b)(4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact me at 605-335-5700.

Sincerely,



Paul M. Phalen, CLU, FLMI
Compliance Officer

					     Registration No. 33-64016
				      811-7772
 			      FORM N-4
	 		      --------
		  SECURITIES AND EXCHANGE COMMISSION
		 	Washington, D.C. 20549
			                                                        						  ___
	   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        ___
									                                                          ___
		   Pre-Effective Amendment No. ___                               ___
									                                                          ___
		   Post-Effective Amendment No. _4_                              _X_
			       and
	    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ___
					    				                                                          ___
       			 Amendment No. _4_                                           _X_
	      MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
	      ________________________________________
		      (Exact Name of Registrant)

	       MIDLAND NATIONAL LIFE INSURANCE COMPANY
  			  (Name of Depositor)
		  	   One Midland Plaza
			     Sioux Falls, SD 57193
	      (Address of Depositor's Principal Executive Office)
		       _________________________
	      (Depositor's Telephone Number, including Area Code:
			    (605) 335-5700
		       _________________________
        Jack L. Briggs, Vice President, Secretary and General Counsel
	       Midland National Life Insurance Company
			     One Midland Plaza
		     	Sioux Falls, SD 57193
     		(Name and Address of Agent for Service)

			       Copy to:
   			 Frederick R. Bellamy
		     Sutherland, Asbill & Brennan, L.L.P.
		     1275 Pennsylvania Avenue, N.W.
		     Washington, D.C. 20004-2404

It is proposed that this filing will become effective (check appropriate line):
	___  immediately upon filing pursuant to paragraph (b)
	_X_  on May 01, 1997 pursuant to paragraph (b)
	___  60 days after filing pursuant to paragraph (a) (i)
	___  on _________________ pursuant to paragraph (a) (i)
	___  75 days after filing pursuant to paragraph (a) (ii)
	___  on _________________ pursuant to paragraph (a) (ii) of Rule 485

      If appropriate, check the following line:
	___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    An indefinite amount of securities (variable annuity contracts) is being registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1996 on February 26, 1997.

N-4CVR VAMNL

		       CROSS REFERENCE SHEET
		       Pursuant to Rule 495

		  Showing Location in Part A (Prospectus),
	   Part B (Statement of Additional Information) and Part C of Registration Statement Information Required by Form N-4

			PART A

 Item of Form N-4                                Prospectus Caption

  1.  Cover Page                                 Cover Page

  2.  Definitions                                Definitions

  3.  Synopsis                                   Summary

  4.  Condensed Financial Information            Financial Information

  5.  General
      (a) Depositor                              Midland National Life Insurance
						 Company; Our Parent;
      (b) Registrant                             Our Separate Account and It's
						 Investment Divisions
      (c) Portfolio Company                      The Funds
      (d) Fund Prospectus                        The Funds
      (e) Voting Rights                          Your Voting Rights as an Owner

  6.  Deductions and Expenses
      (a) General                                Charges, Fees, and Deductions
      (b) Sales Load %                           Sales Charges on Withdrawals
      (c) Special Purchase Plan                  Discount for Midland Employees
      (d) Commissions                            Sales Agreements
      (e) Fund Expenses                          Charges Against the Separate
						 Account
      (f) Operating Expenses                     Fee Table

  7.  Contracts
      (a) Persons with Rights                    Withdrawals; Death Benefit;
						 Your Voting Rights as an
						 Owner
      (b) (i) Allocation of Premium Payments     Allocation of Premiums
	        (ii) Transfers                          Transfers of Contract Value
       	 (iii)Exchanges                          Not Applicable
      (c) Changes                                Our Right to Change How We
						 Operate Our Separate Account
      (d) Inquiries                              Face Page

  8.  Annuity Period                             Effecting An Annuity

  9.  Death Benefit                              Death Benefit

 10.  Purchase and Contract Value
      (a) Purchases                              Requirements for Issuance of
						 a Contract; Valuation of
						 Owner's Contract Value
      (b) Valuation                              Valuation of Owner's
						 Contract Value
      (c) Daily Calculation                      How We Determine the Unit Value
      (d) Underwriter                            Sales Agreements

 11.  Redemptions
      (a) By Contract Owners                     Withdrawals
       	  By Annuitant                           Not Applicable
      (b) Texas ORP                              Withdrawals
      (c) Check Delay                            Withdrawals
      (d) Lapse                                  Not Applicable
      (e) Free Look                              Free Look

 12.  Taxes                                      Federal Tax Status

 13.  Legal Proceedings                          Legal Proceedings

 14.  Table of Contents for the Statement
      of Additional Information                  Statement of Additional
						 Information

			PART B

 Item of Form N-4                                 Statement of Additional
						  Information Caption

 15.     Cover Page                               Cover Page

 16.     Table of Contents                        Table of Contents

 17.     General Information and History          (Prospectus) Midland National
 						  Life Insurance Company;
						  (Prospectus) Our Parent
 18.     Services
	 (a) Fees and Expenses of Registrant      (Prospectus) Fee Table;
						  (Prospectus) Charges in
						  the Funds
	 (b) Management Contracts                 Not Applicable
	 (c) Custodian                            Records and Reports;
						  Safekeeping of Account Assets
	     Independent Auditors                 Experts
	 (d) Assets of Registrant                 Not Applicable
	 (e) Affiliated Person                    Not Applicable
	 (f) Principal Underwriter                Not Applicable

 19.     Purchase of Securities Being Offered     (Prospectus) Detailed
						  Information About
						  the Contract
      	 Offering Sales Load                      (Prospectus) Sales
						  Charges on Withdrawals

 20.     Underwriters                             Distribution of the Contract

 21.     Calculation of Performance Data          Calculation of Yields and
 						  Total Returns

 22.     Annuity Payments                         Annuity Payments

 23.     Financial Statements                     Financial Statements

			PART C - OTHER INFORMATION


Item of Form N-4                                  Part C  Caption

24.      Financial Statements and Exhibits        Financial Statements and
 						  Exhibits
	        (a) Financial Statements                 Financial Statements
         (b) Exibits                              Exhibits

25.      Directors and Officers of the Depositor  Management of Midland

26.      Persons Controlled By or Under Common    Persons Controlled By or
	 Control with the Depositor or Registrant Under Command Control with
						  the Depositor

27.      Number of Contract Owners                Number of Contract Owners

28.      Indemnification                          Indemnification

29.      Principal Underwriters                   Relationship of Principal
 						  Underwriter to Other
	 					  Investment Companies;
		 				  Principal Underwriters;
			 			  Compensation of North American
				 		  Management

30.      Location of Accounts and Records         Location of Accounts and
 						  Records

31.      Management Services                      Management Services

32.      Undertakings                             Undertakings

	 Signature Page                           Signatures

N4CROS1 VA

Flexible Premium Deferred Variable Annuity Contract
(Variable Annuity)
Issued By:

Midland National Life Insurance Company

One Midland Plaza Sioux Falls, SD 57193 (605) 335-5700

The Individual Flexible Premium Deferred Variable Annuity Contracts described in this Prospectus provide for accumulation of the Contract Value and payment of annuity payments on a fixed or variable basis. Variable payment options are not available in certain states. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes.

The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code (Non-Qualified Plans) and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code (Qualified Plans).

This Prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

The Variable Annuity pays a Death Benefit when the Annuitant dies before the Maturity Date if the Contract is still In Force. The Death Benefit is equal to the greater of the Contract Value or premiums paid less withdrawals.

You may withdraw part of the Contract Value, or completely surrender Your Contract for its Cash Surrender Value prior to the Maturity Date. You may incur a deferred sales charge, taxes and/or a tax penalty if You surrender Your Contract or make a partial withdrawal.

You may allocate    amounts in Your Contract Fund to either Our General
Account, which pays interest at a declared rate, or up to ten of the
investment divisions of Our Separate Account C.     In certain states,
allocations to and transfers to and from the General Account are not permitted.

We invest each of the Investment Divisions of Our Separate Account in shares
of a corresponding portfolio of     Fidelity's      Variable Insurance Products
Fund    (VIP), or Fidelity's      Variable Insurance Products Fund II
    (VIP II), Fidelity's Variable Insurance Products Fund III (VIP III), or
the American Century Variable Portfolios, Inc.      (collectively called the
"Funds"), mutual funds with a choice of portfolios.

The prospectus   es     for the Funds, which accompan   ies     this
Prospectus, describes the investment objectives, policies, and risks of the
Funds' portfolios associated with the     seventeen      divisions of Our
Separate Account:     VIP      Money Market Portfolio,     VIP      High
Income Portfolio,     VIP      Equity-Income Portfolio,     VIP      Growth
Portfolio,     VIP      Overseas Portfolio,     VIP II      Asset Manager
Portfolio,     VIP II      Investment Grade Bond Portfolio,     VIP II
Contrafund Portfolio,     VIP II      Asset Manager: Growth Portfolio,
    VIP II     Index 500 Portfolio,     VIP III Growth & Income Portfolio,
VIP III Balanced Portfolio, VIP III Growth Opportunities Portfolio, American Century VP Capital Appreciation Portfolio, American Century VP Value Portfolio, American Century VP Balanced Portfolio, and American Century VP International Portfolio.

You bear the investment risk of this Contract for all amounts allocated to Separate Account C. To the extent that Your Contract Value is in Separate Account C, Your Contract Value will vary with the investment performance of the corresponding portfolios of the Funds; there is no minimum guaranteed fund value for amounts allocated to the Investment Divisions of Our Separate
Account.     An investment in the portfolios, including the VIP Money Market
Portfolio, is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the VIP Money Market Portfolio will be able to maintain a stable net asset value.

After the first premium, You may decide how much Your premium payments will be and how often You wish to make them, within limits.

You have a limited right to examine this Contract and return it to Us for a refund.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contract and Separate Account C is available free by writing Midland at the address above or by checking the appropriate box on the application form. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE CONTRACT BEING OFFERED TO YOU, AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY WHEN
ACCOMPANIED BY         CURRENT PROSPECTUS   ES     FOR     FIDELITY'S
VARIABLE INSURANCE PRODUCTS FUND,     FIDELITY'S      VARIABLE INSURANCE
PRODUCTS FUND II,    FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND III, AND
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The date of this prospectus is May 1, 199   7.

The Contracts Are Not A Deposit Of, Or Guaranteed Or Endorsed By, Any Bank Or Depository Institution, And The Contract Is Not Federally Insured By The Federal Deposit Insurance Corporation, The Federal Reserve Board, Or Any Other Agency. The Contracts involve investment risk, including possible loss of principal.


Table of Contents

Definitions

FEE TABLE

PORTFOLIO ANNUAL EXPENSES (2)

EXAMPLES

SUMMARY

CONDENSED FINANCIAL INFORMATION

GENERAL INFORMATION ABOUT MIDLAND, SEPARATE ACCOUNT C AND THE FUNDS

The Company That Issues Variable Annuities

Midland National Life Insurance Company

Our Parent

Separate Account Investment Choices

Our Separate Account And Its Investment Divisions

The Funds

Investment Policies Of The Funds' Portfolios

We Own The Assets Of Our Separate Account

Our Right To Change How We Operate Our Separate Account

DETAILED INFORMATION ABOUT THE CONTRACT

Requirements for Issuance of a Contract

Free Look

Allocation of Premiums

Transfers of Contract Value

Dollar Cost Averaging

Withdrawals

Loans

Death Benefit

Your Contract Value

Amounts In Our Separate Account

How We Determine The Accumulation Unit Value

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

Charges Against The Separate Account

Administrative Charge

Contract Maintenance Charge

Transfer Charge

Charges In The Funds

Changing Your Premium Allocation Percentages

The General Account

Amounts In The General Account

Adding Interest To Your Amounts In The General Account

Transfers

Additional Information About Variable Annuities

Contract Periods, Anniversaries

Inquiries

FEDERAL TAX STATUS

Introduction

Diversification

Taxation of Annuities in General

Our Income Taxes

Withholding

EFFECTING AN ANNUITY

Fixed Options

Variable Options

Transfers after the Maturity Date

ADDITIONAL INFORMATION

Your Voting Rights As an Owner

Fund Voting Rights

How We Determine Your Voting Shares

Voting Privileges Of Participants In Other Companies

Our Reports to Owners

Performance

Your Beneficiary

Assigning Your Contract

When We Pay Proceeds From This Contract

Dividends

Midland's Sales And Other Agreements

Sales Agreements

Regulation

Discount for Midland Employees

Legal Matters

Legal Proceedings

Experts

Statement of Additional Information




Definitions

Accumulation Unit means the units credited to each Investment Division in the Separate Account before the Maturity Date.

Annuitant means the person, designated by the Owner, upon whose life annuity payments are intended to be based on the Maturity Date.

Annuity Unit means the units in the Separate Account after the Maturity Date which are used to determine the amount of the annuity payment.

Attained Age means the Issue Age plus the number of complete Contract Years since the Contract Date.

Beneficiary means the person or persons to whom the Death Benefit is paid if the Annuitant dies before the Maturity Date.

Business Day means any day We are open and the New York Stock Exchange is open
for trading.     The holidays We currently observe are New Year's Day,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day after, and Christmas Day and the day after.

Cash Surrender Value means the Contract Value on the date of surrender, less the Contract Maintenance Charge and any Contingent Deferred Sales Charge. Contract means a contract designed to provide an Annuitant with an income, which may be a lifetime income, beginning on the Maturity Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Value means the total amount of monies in Our Separate Account C attributable to Your Contract and the monies in Our General Account for Your Contract.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under Your Contract if the Annuitant dies before the Maturity Date.

Funds mean the     Investment Companies more commonly referred to as
mutual funds available for investment by Separate Account C on the Contract Date or as later changed by Us. The Funds available as of the date of the
prospectus are the     Fidelity      Variable Insurance Products Fund (VIP
   ),      the     Fidelity Variable Insurance Products Fund II (VIP


        II),     the Fidelity Variable Insurance Products Fund III
(VIP III), and American Century Variable Portfolios, Inc. (American Century
VP).

Home Office means where You write to Us to pay premiums, request transfers, or other action regarding Your Contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Contract has not been terminated.

Investment Division means a division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Funds.

Issue Age means the age of the Annuitant on his/her birthday which is nearest to the Contract Date.

Maturity Date means the date, specified in the Contract, when annuity payments are to begin.

Owner means the person who purchases an Individual Variable Annuity Contract and makes the premium payments. The Owner will usually be an Annuitant, but need not be. The Owner has all rights in the Contract before the Maturity Date, including the right to make withdrawals or surrender the Contract, to designate and change the Beneficiaries who will receive the proceeds at the death of the Annuitant before the Maturity Date, to transfer funds among the Investment Divisions, and to designate a mode of settlement for the Annuitant on the Maturity Date.

Payee means the person who is entitled to receive annuity payments after an annuity is effected. On or after the Maturity Date, the Annuitant will be the Payee. Before the Maturity Date, You will be the Payee.

Separate Account means Our Separate Account C which receives and invests Your premiums under the Contract.



FEE TABLE

This information is intended to assist You in understanding the various costs and expenses that an Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. See CHARGES, FEES AND DEDUCTIONS on page 15 of the prospectus for additional information.

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge imposed on Premiums                    0.00%
Maximum Contingent Deferred Sales Charge
(as a percentage of premiums) (1)                   7.00%
Transfer Fee (after 15 free transfers per year)   $25.00
ANNUAL CONTRACT MAINTENANCE CHARGE                $33.00

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and Expense Risk Fees                     1.25%
Administrative Charge                                .15%
Total Separate Account Annual Expenses              1.40%

(1) The Maximum Contingent Deferred Sales Charge decreases each year so there is no charge after 6 Contract Years. Each year, after the first year, 10% of total premiums may be withdrawn without a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge is based solely on the Contract Year - additional premiums do not cause the Contingent Deferred Sales Charge percentages to start over.


PORTFOLIO ANNUAL EXPENSES (2)

(as a percentage of Portfolio average net assets)
					   MANAGEMENT  OTHER      TOTAL ANNUAL
					   FEES        EXPENSES   EXPENSES
   VIP Money Market                        0.21%       0.09%      0.30%
VIP High Income                            0.59%       0.12%      0.71%
VIP Equity-Income (3)                      0.51%       0.07%      0.58%
VIP Growth (3)                             0.61%       0.08%      0.69%
VIP Overseas (3)                           0.76%       0.17%      0.93%
VIP II Investment Grade Bond               0.45%       0.13%      0.58%
VIP II Asset Manager (3)                   0.64%       0.10%      0.74%
VIP II Index 500 (4)                       0.13%       0.15%      0.28%
VIP II Contrafund (3)                      0.61%       0.13%      0.74%
VIP II Asset Manager: Growth (3)           0.65%       0.22%      0.87%
VIP III Balanced (3)                       0.48%       0.24%      0.72%
VIP III Growth Opportunities (3)           0.61%       0.16%      0.77%
VIP III Growth & Income (4)                0.50%       0.50%      1.00%
American Century VP Capital Appreciation   1.00%        .00%      1.00%
American Century VP Balanced               1.00%        .00%      1.00%
American Century VP Value                  1.00%        .00%      1.00%
American Century VP International          1.50%        .00%      1.50%

(2) The fund data was provided by Fidelity Management & Research Company and American Century Investment Management, Inc. Midland has not independently guaranteed the accuracy of the Fund date.

(3) A portion of the brokerage commissions the fund paid was used to reduce
its expenses.     In addition, certain funds have entered into arrangements
with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.
     Without    these     reduction   s,     total operating expenses would
have been for     0.56% for VIP Equity-Income, 0.67% for VIP Growth, 0.92%
for VIP Overseas, 0.73% for VIP II Asset Manager, 0.71% for VIP II Contrafund, 0.85% for VIP II Asset Manager: Growth, 0.76% for VIP III Growth Opportunities, and 0.71% for VIP III Balanced.

(4) The fund's expenses were voluntarily reduced by the Fund's investment advisor. Absent reimbursement, the management fee, other expenses, and total
expenses would have been     0.28%, 0.15% and 0.43%      for    VIP II
Index 500,     and

    0.50%, 195.78% and 196.29% for VIP III Growth &
Income.


EXAMPLES

If You surrender Your Contract at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                    					ONE     THREE   FIVE    TEN
                                    					YEAR    YEARS   YEARS   YEARS
   VIP Money Market                      $89     $108    $130    $217
VIP High Income                           93      121     151     260
VIP Equity-Income (3)                     92      117     144     246
VIP Growth (3)                            93      120     150     257
VIP Overseas                              95      127     162     282
VIP II Investment Grade Bond              92      117     144     246
VIP II Asset Manager (3)                  93      122     153     263
VIP II Index 500 (4)                      89      108     129     215
VIP II Contrafund (3)                     93      122     153     263
VIP II Asset Manager: Growth (3)          95      125     159     276
VIP III Balanced (3)                      93      121     152     261
VIP III Growth Opportunities (3)          94      122     154     266
VIP III Growth & Income (4)               96      129     166     289
American Century VP Capital Appreciation  96      129     166     289
American Century VP Balanced              96      129     165     288
American Century VP Value                 96      129     166     289
American Century VP International        101      144     190     336

If You annuitize at the end of the applicable time period, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets.
	                                   				 ONE     THREE   FIVE    TEN
                                   					 YEAR    YEARS   YEARS   YEARS
   VIP Money Market                      $89     $108    $130    $217
VIP High Income                           93      121     151     260
VIP Equity-Income (3)                     92      117     144     246
VIP Growth (3)                            93      120     150     257
VIP Overseas                              95      127     162     282
VIP II Investment Grade Bond              92      117     144     246
VIP II Asset Manager (3)                  93      122     153     263
VIP II Index 500 (4)                      89      108     129     215
VIP II Contrafund (3)                     93      122     153     263
VIP II Asset Manager: Growth (3)          95      125     159     276
VIP III Balanced (3)                      93      121     152     261
VIP III Growth Opportunities (3)          94      122     154     266
VIP III Growth & Income (4)               96      129     166     289
American Century VP Capital Appreciation  96      129     166     289
American Century VP Balanced              96      129     165     288
American Century VP Value                 96      129     166     289
American Century VP International        101      144     190     336

If You do not surrender Your Contract, You would pay the following expenses on a $1,000 investment, assuming 5% annual return on Your assets:

                                    					 ONE     THREE   FIVE    TEN
                                    					 YEAR    YEARS   YEARS   YEARS
   VIP Money Market                      $19     $58     $100    $217
VIP High Income                           23      71      121     260
VIP Equity-Income (3)                     22      67      114     246
VIP Growth (3)                            23      70      120     257
VIP Overseas (3)                          25      77      132     282
VIP II Investment Grade Bond              22      67      114     246
VIP II Asset Manager (3)                  23      72      123     263
VIP II Index 500 (4)                      19      58      99      215
VIP II Contrafund (3)                     23      72      123     263
VIP II Asset Manager: Growth (3)          25      75      129     276
VIP III Balanced (3)                      23      71      122     261
VIP III Growth Opportunities (3)          24      72      124     266
VIP III Growth & Income (4)               26      79      136     289
American Century VP Capital Appreciation  26      79      136     289
American Century VP Balanced              26      79      135     288
American Century VP Value                 26      79      136     289
American Century VP International         31      94      160     336

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL; PAST OR FUTURE ANNUAL RETURNS MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT. THESE EXAMPLES REFLECT THE $33 CONTRACT MAINTENANCE CHARGE AS AN ANNUAL CHARGE OF 0.15% OF ASSETS BASED ON AN
AVERAGE CONTRACT VALUE OF     $22,000     .

SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the Owner of the Contract. We refer to the person who is covered by the Contract as the "Annuitant", because the Annuitant and the Owner may not be the same.

The following summary is qualified in its entirety by the detailed information appearing later in this prospectus and this summary must be read in conjunction with that detailed information. Unless otherwise indicated, the description of the Contract in this prospectus assumes that the Contract is In Force.

Features of the Variable Annuity

Your Contract Value - Your Contract Value is established after We receive Your first premium payment.

Your Contract Value reflects the amount and frequency of premium payments, the investment experience of amounts allocated to Our Separate Account, interest earned on amounts allocated to the General Account, withdrawals, and deduction of the Separate Account and Contract Charges. You bear the investment risk under the Variable Annuity as Your Contract Value will vary according to the investment experience of the Investment Divisions of Our Separate Account You have selected. There is no minimum guaranteed Contract Value with respect to any amounts allocated to the Separate Account. (See Your Contract Value on page 14.)

Flexible Premium Payments   You may pay premiums whenever You want (prior to
the Maturity Date), in whatever amount You want, within certain limits. We require an initial minimum premium of at least $2,000 and ongoing premium payments of at least $50. We currently waive the initial minimum premium requirement of $2,000 for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100.

You will also choose a planned periodic premium. You need not pay premiums of any set amount or according to the planned schedule.

Investment Choices of the Variable Annuity

You may allocate amounts in Your Contract Value to either Our General Account,
which pays interest at a declared rate, or     up to ten      of the
Investment Divisions of Our Separate Account. Each of these Investment
Divisions invests in shares of a corresponding portfolio of     Fidelity's
Variable Insurance Products Fund,     Fidelity's      Variable
Insurance Products Fund II,     Fidelity's Variable Insurance Products Fund
III, or the American Century Variable Portfolios, Inc.      "series" type
mutual funds. The portfolios have different investment objectives. Fidelity
Management & Research Company receives fees from     the VIP, VIP II and
VIP III      portfolio   s     for providing investment management services
    and American Century Investment Management, Inc. receives fees from the American Century Variable Portfolios for providing investment management
services.      These fees are taken monthly in proportion to the average daily net assets of each portfolio throughout the month.

For a full description of the Funds, see the Funds' prospectuses, which accompany this prospectus. (See The Funds on page 10.) The current Investment
Divisions which     invest in Portfolios of Fidelity's Variable Insurance
Products Fund are:

Money Market Portfolio
High Income Portfolio
Equity-Income Portfolio
Growth Portfolio
Overseas Portfolio

The current Investment Divisions     which invest in Portfolios of Fidelity's
Variable Insurance Products II are:

Asset Manager Portfolio
Investment Grade Bond Portfolio
Index 500 Portfolio
Contrafund Portfolio
Asset Manager: Growth Portfolio

    The current Investment Divisions which invest in Portfolios of Fidelity's Variable Insurance Products Fund III are:

Growth & Income Portfolio
Balanced Portfolio
Growth Opportunities Portfolio

The current Investment Divisions which invest in Portfolios of the American Century Variable Portfolios, Inc. are:

Capital Appreciation Portfolio
Value Portfolio
Balanced Portfolio
International Portfolio

Each portfolio charges a different investment advisory fee.     The VIP,
VIP II, and VIP III Funds also charge an amount for other operating expenses. The total expenses for the year ending December 31, 1996 are shown on page 4 under the table of Portfolio Annual Expenses.

See Investment Policies Of The Funds' Portfolios on page 10, Charges In The Funds on page 16, and The General Account on page 16.

Withdrawals

Unless restricted by a retirement arrangement in connection with which You have purchased a Contract, You may withdraw all or part of Your Cash Surrender Value at any time. A Contingent Deferred Sales Charge may be imposed on the withdrawal. The amount You request plus any deferred sales charge, and, upon full withdrawal, plus the Contract Maintenance Charge will be deducted from Your Contract Value. You may withdraw this amount in a lump sum or use it to purchase an annuity that will continue as long as You live or for some other period You select. A withdrawal may also have tax consequences including a 10% tax penalty on certain withdrawals prior to age 59 1/2. After three years from the Contract Date, the deferred sales charge, if any, will be waived upon the withdrawal of funds to effect a life annuity. (See Sales Charges on Withdrawals on page 15, FEDERAL TAX STATUS on page 17, and EFFECTING AN ANNUITY on page 19.) Withdrawals from Contracts used in connection with tax-qualified retirement plans may be restricted or penalized by the terms of the plan or applicable law.

Charges under the Contracts. The charges made by Midland are intended to compensate Us for paying the various categories of expenses and taxes incurred in maintaining and operating the Contracts and Separate Account and for assuming mortality and expense risks under the Contracts. These charges consist of a $33 annual Contract Maintenance Charge and a daily charge at an effective annual rate of 1.40% of the assets held in the Investment Divisions. For more information regarding these charges, see CHARGES, FEES AND DEDUCTIONS on page 15.

A Contingent Deferred Sales Charge is imposed to reimburse Midland for distribution expenses, such as commissions paid to sales personnel, costs of advertising and sales promotions, prospectus costs, and costs of policy administration. Many mutual funds, other than no-load funds, make this charge by deducting a percentage of the investor's payment and investing only the remainder. Under the Contracts described in this prospectus, no sales charge is taken out when Your premium is invested in the Investment Divisions designated by You or in the General Account if so directed. In any Contract Year, after the first Contract Year, You may make a withdrawal of 10% of the sum of premiums paid without charge. A Contingent Deferred Sales Charge may be deducted on all other withdrawals (including withdrawals to effect an annuity). The charge is 7% of the amount of the premiums withdrawn in the first Contract Year and thereafter the charge decreases. (See Sales Charges on Withdrawals on page 15.) Withdrawals made seven or more Contract Years after the Contract Date are subject to no Contingent Deferred Sales Charge at all. Withdrawals may be subject to tax consequences under the Internal Revenue Code. (See Withdrawals on page 13 and FEDERAL TAX STATUS on page 17.)

Using Your Contract Value

Transfers   On or before the Maturity Date, You may transfer amounts in Your
Contract Value between the General Account and Investment Divisions of the Separate Account and among the Investment Divisions of the Separate Account. Transfers take effect on the date We receive Your request. We also require minimum amounts for each transfer, usually $200. Currently, if You make more than fifteen transfers a year, an administrative charge may be deducted from Your Contract Value ($25 for each additional transfer). We reserve the right to assess this charge after the fourth transfer in a Contract Year. There are other limitations on transfers to and from the General Account.

Additional Information About Variable Annuities

Your Right To Examine This Contract - You have a right to examine the Contract and, if You wish, return it to Us. Your request must be postmarked no later than 10 days after You receive Your Contract. (See Free Look on page 12.)




CONDENSED FINANCIAL INFORMATION

Accumulation    Accumulation    Number of
Unit Value      Unit Value      Accumulation
Investment      at Beginning    at End          Units at End
Division        of Period       of Period       of Period

VIP Money Market
1993(1)            10.00           10.02          3,675
1994               10.02           10.31        207,115
1995               10.31           10.76        320,841
1996               10.76           11.18        450,641

VIP High Income
1993(1)            10.00           10.22              2.68
1994               10.22            9.93         70,977
1995                9.93           11.83        139,335
1996               11.83           13.26            221.760

VIP Equity-Income
1993(1)            10.00           10.16          2,861
1994               10.16           10.71        163,874
1995               10.71           14.35        385,807
1996               14.35           16.09            696.083

VIP Growth
1993(1)            10.00           10.09          2,539
1994               10.09            9.80        160,540
1995                9.80           13.32        347,738
1996               13.32           15.01        700,985

VIP Overseas
1993(1)            10.00           10.40          1,706
1994               10.40           10.37        147,456
1995               10.37           11.36        217,322
1996               11.36           12.59        282,107

VIP II Asset Manager
1993(1)            10.00           10.48         11,474
1994               10.48            9.67        280,056
1995                9.67           11.22        362,467
1996               11.22           12.65        447,842

VIP II Investment
Grade Bond
1993(1)            10.00           10.06            124
1994               10.06            9.52         31,444
1995                9.52           11.03         52,431
1996               11.03           11.22         97,711

VIP II Index 500
1993(1)            10.00           10.15             22
1994               10.15           10.11         32,675
1995               10.11           13.79         71,305
1996               13.79           16.57        256,789

VIP II Asset Manager:
Growth
1995(2)            10.00           11.48         13,682
1996               11.48           13.56         71,781

VIP II Contrafund
1995(2)            10.00           11.84         35,906
1996               11.84           14.17        187,702

(1)Period from 10/24/93 to 12/31/93

(2) Period From 5/1/95 to 12/31/95

    The following Investment Divisions were not available in 1996 and thus have no financial information to report as of 12/31/96: VIP III Growth & Income, VIP III Balanced, VIP III Growth Opportunities, American Century VP Capital Appreciation, American Century VP Value Portfolio, American Century VP Balanced and American Century VP International.

GENERAL INFORMATION ABOUT

MIDLAND, SEPARATE ACCOUNT C
AND THE FUNDS

The Company That Issues Variable Annuities

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized in 1906 in South Dakota as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Our Parent

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Separate Account Investment Choices

Premiums may be allocated to     up to ten      of the Investment Divisions
of Our Separate Account or to Our General Account according to the directions You provided on Your application. In certain states, allocations to and transfers to and from the General Account are not permitted. These instructions will apply to any subsequent premiums You pay that do not include instructions as to how the premium is to be allocated until You write to Our Home Office with new instructions. Allocation percentages may be any whole number from 10 to 100, and the sum must equal 100. You may choose not to
allocate any premium to any particular Investment Division.     You may not
have  your Contract Fund allocated to more than ten Investment Divisions of
Our Separate Account at any one point in time.      (See, The General Account
on page 16.)

Our Separate Account And Its Investment Divisions

The Separate Account is Our Separate Account C, established under the Insurance Laws of the State of South Dakota in March, 1991, and is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not involve any supervision by the SEC of the management or investment contracts of the Separate Account. A unit investment trust is a type of investment company. The Separate Account has a number of Investment Divisions, each of which invests
in shares of a corresponding portfolio of the         Fund   s    .
You may allocate part or all of Your premiums to     no more than ten of the
seventeen      Investment Divisions of Our Separate Account.     Our
Separate Account divisions invest in the VIP Money Market Portfolio, the VIP High Income Portfolio, the VIP Equity-Income Portfolio, the VIP Growth Portfolio, the VIP II Asset Manager Portfolio, the VIP Overseas Portfolio, the VIP II Investment Grade Bond Portfolio, the VIP II Contrafund Portfolio, the VIP II Asset Manager: Growth Portfolio, the VIP II Index 500 Portfolio, the VIP III Growth & Income Portfolio, the VIP III Balanced Portfolio, the VIP III Growth Opportunities Portfolio, the American Century VP Capital Appreciation Portfolio, the American Century VP Value Portfolio, the American Century VP Balanced Portfolio, and the American Century VP International Portfolio.

The Funds

    Fidelity's Variable Insurance Product      Fund   ,         Fidelity's
Variable Insurance Product      Fund II,    Fidelity's Variable Insurance
Product Fund III, and the American Century Variable Portfolios, Inc.      are
open-end diversified management investment companies, more commonly called mutual funds. As a "series" type of mutual funds, they issue several different "series" of portfolios. The Funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the
        Fund   s     and     their investment policies, risks, expenses and
all other aspects of their operations, appears in their prospectus

   es    ,
which accompan   y     this prospectus, and in the Funds' Statements of
Additional Information. You should read the Funds' prospectus carefully before allocating or transferring money to any Fund.

The Funds sell their shares to separate accounts of various insurance companies to support both variable life insurance contracts and variable annuity contracts. We currently do not foresee any disadvantages to Our Contract Owners arising out of this. If We believe that the Funds do not sufficiently respond to protect Our Contract Owner's interests, We will see to it that appropriate action is taken to protect Our Contract Owners. The Funds
will also monitor this possibility.         Also, if
We ever believe that any of the Funds' Portfolios are so large as to materially impair its investment performance of a Portfolio or the Fund, We will examine other investment options.

Investment Policies Of The Funds' Portfolios

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the Investment Divisions of Our Separate Account depends on the
performance of the corresponding Funds' portfolios.    The investment advisor
for the VIP I, VIP II, and VIP III funds is Fidelity Management & Research Company. The investment advisor for the American Century VP funds is American
Century Investment Management, Inc.      The objectives of the Funds'
portfolios are as follows:

Portfolio and Objective

   VIP Money Market

Seeks to obtain as high a level of current income by investing in high quality money market instruments as is consistent with preserving capital and providing liquidity. (An investment in the VIP Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market Portfolio will be able to maintain a constant net asset value.)

VIP High Income

Seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

VIP Equity-Income

Seeks to obtain reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP Growth

Seeks to achieve capital appreciation, normally through the purchase of common stocks, although the Portfolio's investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas

Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP II Asset Manager

Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed- income instruments.

VIP II Investment Grade Bond

Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund

Seeks to achieve capital appreciation over the long term by investing in securities of companies that are undervalued or out-of-favor.

VIP II Asset Manager: Growth

Seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager Portfolio.

VIP II Index 500

Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of Standard & Poor's Composite Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income

Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced

Seeks to balance the growth potential of stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Opportunities

Seeks long-term growth of capital. Invests primarily in common stocks and adjusts its mix between growth, value, cyclical and other securities to take advantage of attractive valuations.

American Century VP Capital Appreciation

Seeks capital growth by investing in common stocks that management considers to have better-than-average prospects for appreciation.

American Century VP Value

Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century VP Balanced

Seeks capital growth and current income. Invests approximately 60 percent of its assets in growth stocks and the rest in fixed income securities.

American Century VP International

Seeks capital growth by investing in securities of foreign companies that management believes to have potential for appreciation.

We Own The Assets Of Our Separate Account

Under South Dakota law, We own the assets of Our Separate Account and use them only to support Your Contract and other Variable Annuity Contracts. The assets of the Separate Account may not be charged with liabilities arising out of Midland's other business and the obligations under the Contracts are obligations of Midland. The income, gains and losses (realized and unrealized) of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of Midland. Under certain unlikely circumstances, one Investment Division of the Separate Account may be liable for claims relating to the operations of another division. We may also permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account.

Our Right To Change How We Operate Our Separate Account

In addition to changing or adding investment companies, We have the right to modify how We or Our Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, We will seek approval of Contract Owners. We have the right to:

add Investment Divisions to, or remove Investment Divisions from Our Separate Account, combine two or more divisions within Our Separate Account, or withdraw assets relating to Our Variable Annuities from one Investment Division and put them into another;

eliminate the shares of the portfolio and substitute shares of another portfolio of the Funds or another open-end, registered investment company, if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio should become inappropriate in view of the purposes of Separate Account C;

register or end the registration of Our Separate Account under the Investment Company Act of 1940;

operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Midland under the Investment Company Act of 1940);

disregard instructions from Owners that would otherwise require that a Fund's shares be voted so as to cause a change in the investment objectives of the portfolio of a Fund or approval or disapproval of an investment advisory policy for the portfolio of a Fund. We would do so only if required by state insurance regulatory authorities pursuant to insurance law or regulation; or operate Our Separate Account or one or more of the Investment Divisions in any other form the law allows, including a form that allows Us to make direct investments. We may make any legal investments We wish. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of any Investment Division, You will be notified. We may, for example, cause the Investment Division to invest in a mutual fund other than
or in addition to the    current Funds.

If You then wish to transfer the amount You have in that Investment Division to another division of Our Separate Account, or to Our General Account, You may do so, without charge, by writing to Our Home Office. At the same time,

You may also change how Your premiums are allocated.

DETAILED INFORMATION ABOUT
THE CONTRACT

Requirements for Issuance of a Contract

 To buy a Contract, You must complete an application form and send it, together with Your initial premium payment of at least $2,000 (except for Qualified Contracts enrolled in a bank draft investment program or payroll deduction plan if the monthly premium is at least $100) to Midland through a representative who is fully licensed and registered to sell the Contract. You will then be issued a Contract that sets forth precisely Your rights and Our obligations. Once Your Contract is issued, additional premium payments may be made by check or money order payable to the order of Midland and mailed to the Home Office. Any additional premium payment must be at least $50.

If We receive and accept Your completed application for a Contract with or before Your initial premium payment, We will, as of the day We receive Your premium, invest the entire amount in the Money Market Investment Division . If the application is incomplete, We will attempt to complete it within five business days. If it is not complete at the end of this period, We will inform You of the reason for the delay and the premium payment will be returned immediately, unless You specifically consent to Us keeping the premium payment
until the application is complete.     Each premium received after the Free
Look period will be allocated to Our Separate Account or General Account on the day We receive Your premium.

Free Look

You have a 10-day "free look" period after You receive Your Contract to review it and decide whether You wish to retain it. If You wish to cancel the Contract, You may return it to the agent who sold it to You or to Our office. If You return Your Contract, We will return the greater of: (1) the premium paid; or (2) the Contract Value plus the sum of all charges deducted from the Contract Value.

During the Free Look Period, Your premium will be allocated to the     VIP
     Money Market Investment Division. At the end of the Free Look Period (which is administratively assumed to be 15 days after the Contract Date for reallocation purposes), Your Contract Value will then be allocated according to the instructions in Your application. (See Allocation of Premiums below.) In order to comply with regulations and legal requirements, in certain states the length of the Free Look Period may vary.

Allocation of Premiums

The Owner determines how the premiums will be allocated among the Investment Divisions, and between the Separate Account and the General Account, by specifying the desired allocation on the application form of the Contract. You may change subsequent premium allocations by providing Us with written instructions. If You send Us an additional premium payment without instructions about how the premium should be allocated, We will allocate the premium using the premium allocations specified in the application form or
subsequently changed by You.    You may not have Your Contract Fund allocated
to more than ten investment divisions of Our Separate Account at any point in time.

Transfers of Contract Value

Currently, on or before the Maturity Date, You may make up to fifteen transfers of Contract Value in each Contract Year without charge. We charge $25 for each additional transfer in a single Contract Year. We reserve the right to assess this charge after the fourth transfer in a Contract Year. During the first two Contract Years, if a transfer is all of Your Contract Value in Our Separate Account to the General Account, We will not make a charge for that transfer. To make a transfer, write to Our Home Office.
You may ask Us to transfer amounts between the General Account and any Investment Divisions of Our Separate Account and among Investment Divisions of Our Separate Account by writing to Us at Our Home Office. The transfer will take effect as of the date We receive Your request. The minimum amount We will transfer on any date is $200. A smaller transfer may be made under special circumstances mentioned in Our Right To Change How We Operate Our Separate Account on page 11. This minimum need not come from any one Investment Division or be transferred to any one Investment Division as long as the total net amount transferred that day equals the minimum.

For limitations on transfers to and from the General Account, see The General Account on page 16.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers
of a predetermined dollar amount from the     VIP      Money Market Investment
Division into one or more of the other Investment Divisions (not the General Account). By allocating monthly, as opposed to allocating the total amount at
one time, You may reduce the impact of market fluctuations.    This plan of
investing, however, does not assure a profit or protect against a loss in declining markets.

DCA can be elected at any time by completion of the DCA Request Form (form
number 5653) and by insuring that a sufficient amount is in the     VIP
Money Market Investment Division, either through payment of a premium with the DCA request form, allocation of premiums, or transfer of amounts to the
    VIP      Money Market Investment Division. Copies of form 5653 can be obtained by contacting Us at Our Home Office. The election will specify:

that any money received with the form is to be placed into the     VIP
     Money Market Investment Division the monthly amount to be transferred to the other Investment Divisions, and how that monthly amount is to be allocated among the Investment Divisions Since the DCA program is only suitable for substantial, infrequent premium payments, DCA is only available
when the premium payment mode is annual or if the amount in the     VIP
Money Market Investment Division is at least $2,400. The DCA Request Form must be received with any premium payment You intend to apply to DCA.

The minimum monthly amount to be transferred using DCA is $200. In order to
begin the DCA program, the value in the     VIP      Money Market Investment
Division must be equal to at least 12 monthly transfers. When DCA is elected,
all amounts in the     VIP      Money Market Investment Division will be
available for transfer under the DCA program. Once DCA is elected, additional
premiums can be deposited into the     VIP      Money Market Investment
Division for DCA by sending them in with a DCA request form.

You may change the DCA allocation percentages or DCA transfer amounts twice each Contract Year. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise.

If requested at issue, DCA will start at the beginning of the second Contract Month. If requested after issue, DCA will start at the beginning of the first Contract Month which occurs at least 30 days from the day the request is received.

Transfers under the DCA program will count toward the number of free transfers allowed each Contract Year.

DCA will last until the value in the     VIP      Money Market Investment
Division is exhausted or until a request for termination is received in writing from You. DCA will automatically be terminated on the Maturity Date.

We reserve the right to end the DCA program at any time by sending You a notice one month in advance.

Withdrawals

Unless restricted by a retirement arrangement under which You are covered, You may at any time withdraw all or part of Your Cash Surrender Value by sending Us Your request in writing. Partial withdrawals from an Investment Division or the General Account, however, must be made in amounts of $500 or more and cannot reduce Your Contract Value to less than $1,000. If a withdrawal results in less than $1,000 remaining, the entire Contract Value must be withdrawn.
We will generally pay the amount of any withdrawal from the Separate Account, less any applicable sales charge and any required tax withholding, and upon full withdrawal, the Contract Maintenance Charge within seven days after We receive a properly completed withdrawal request. We may defer payment for a longer period only when trading on the New York Stock Exchange is restricted as defined by the Securities and Exchange Commission; when the New York Stock Exchange is closed (other than customary weekend and holiday closing); when an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of the Separate Account's securities or determination of the net asset value of each Investment Division is not reasonably practicable; or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Owners. We expect to pay the amount of any withdrawal from the General Account promptly, but have the right to delay payment up to six months.

A withdrawal will generally have federal income tax consequences, which can include tax penalties and tax withholding. You should consult with tax advisers before making a withdrawal. (See FEDERAL TAX STATUS on page 17.) Under certain types of retirement arrangements, the Retirement Equity Act of 1984 provides that, in the case of a married Participant, a withdrawal request must include the consent of the Participant's spouse. This consent must contain the Participant's signature and the notarized or properly witnessed signature of the Participant's spouse. These new spousal consent requirements were effective beginning January 1, 1985 and apply to married Participants in most qualified pension plans, including plans for self-employed individuals, and those Section 403(b) annuities which are considered employee pension benefit plans under the Employee Retirement Income Security Act of 1974 (ERISA). You should check the terms of Your retirement plan and consult a tax advisor before making a withdrawal.

Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from a Contract or apply them to start an annuity prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death, or total disability. Such proceeds may, however, be used to fund another eligible vehicle. Withdrawals from Section 403(b) plans are also severely restricted. (See FEDERAL TAX STATUS on page 17.)

Loans

Prior to the Maturity Date, owners of contracts issued in connection with
Section 403(b) or Section 401(k) qualified plans may request a loan using the Contract as security for the loan. Loans are subject to provisions of the Code and the terms of the retirement program. A tax advisor should be consulted prior to requesting a loan.

The amount of the loan must be at least $2,000 and must not exceed the Contract Value less any applicable Contingent Deferred Sales Charge, less any outstanding prior loans, less loan interest to the end of the next Contract Year. Only one loan can be made within a 12 month period.

When a loan is requested, You may tell Us how much of the loan is to be allocated to Your unloaned value in the General Account and to Your value in each Investment Division of the Separate Account. If You fail to specify, the loan will be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and the General Account bears to Your total Contract Value. We will redeem units from an Investment Division sufficient to cover that part of the loan. That portion of the Contract Value which is equal to the loan will be held in the General Account and will earn interest at a rate of 3% per year. We will charge interest on loans at the rate of 5% per year. Loan interest is due and payable on each Contract Anniversary. Interest not paid will be added to the loan and also bear interest. If the total loan plus loan interest equals or exceeds the Contract Value, less any applicable Contingent Deferred Sales Charge, less any applicable withholding taxes, the Contract will terminate with no further value. In such case, We will give You at least 31 days written notice.

The total loan plus loan interest will be deducted from any amount applied under a payment option or otherwise payable under the Contract.

The loan agreement will describe the amount, duration, and restrictions on the loan. In general, loans must be repaid in monthly or quarterly installments within 5 years. You are allowed a 30-day grace from the installment due date. If a quarterly installment is not received within the grace period, a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

You may be subject to income tax or penalty if the amount or duration of the loan violates Internal Revenue Code requirements. In addition, IRS authorities
    and the Department of Labor      suggest that a loan may, at least in
certain circumstances, result in adverse tax     and ERISA      consequences
for Section 403(b) or Section 401(k) programs.

Requesting a loan will have a permanent affect on the contract value because the investment results of the Investment Divisions will apply only to the unborrowed portion of the Contract Value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the net investment results are greater than 3% while the loan is outstanding, the Contract Value will not increase as rapidly as it would have if no debt were outstanding. If net investment results are below 3% the Contract Value will be higher than it would have been had no loan been outstanding.

Death Benefit

If the Annuitant is     an      Owner and dies before the Maturity Date, then
the Death Benefit, other than amounts payable to or for the benefits of the surviving spouse of the Annuitant as the Contingent Owner, must be paid out within 5 years of the death of the Annuitant. The value of the Death Benefit will be determined as of the date We receive due proof of death and the election of how the Death Benefit is to be paid. The Death Benefit will be the greater of i) the Contract Value and ii) the sum of all premiums paid less any prior withdrawals. Unless a Payment Option is selected within 90 days after We receive due proof of death, the Death Benefit will be paid as a lump sum.

If the Annuitant is not     an      Owner and     any      Owner dies before
the Maturity Date, the Contract Value will be paid as of the date We receive due proof of death and an election of how it is to be paid. If the surviving spouse has not been named as the Contingent Owner, the Contract ends and the Contract Value (not the Death Benefit) must be paid out within 5 years of the death of the Owner. Unless another choice is made within 90 days, the Contract Value will be paid in a lump sum. If the spouse is named as the Contingent Owner, the Contract will continue with the spouse now being the Owner.

If     any      Owner dies on or after the Maturity Date, then any amounts remaining to be paid, other than amounts payable to or for the benefit of the surviving spouse of the Owner, must be paid out at least as rapidly as benefits were being paid at the time of the Owner's death.

    Other rules relating to distributions at death      apply to Qualified
Contracts.

Your Contract Value

Your Contract Value is the sum of the amounts You have in the General Account and in the various Investment Divisions of Our Separate Account. Your Contract Value also reflects the various charges described below. Transaction charges or sales charges are made as of the effective date of the transaction. Charges against Our Separate Account are reflected daily. The value of any amount allocated to an Investment Division of Our Separate Account will go up or down depending on the investment experience of that division. You bear this investment risk. For amounts allocated to the Investment Divisions of Our Separate Account, there is no guaranteed minimum value. However, We guarantee a minimum interest rate of 3.0% a year on that portion of the Contract Value held under the General Account. Excess interest on payments held under the General Account may be credited in addition to the 3.0% guaranteed interest rate (but there is no guarantee that any additional interest will ever be credited) (see The General Account on page 16).

Amounts In Our Separate Account

Amounts allocated, transferred or added to the Investment Divisions of Our Separate Account are used to purchase Accumulation Units. The amount You have in each division is represented by the value of the Accumulation Units credited to Your Contract Value for that division. The number of Accumulation Units purchased or redeemed in an Investment Division of Our Separate Account is calculated by dividing the dollar amount of the transaction by the division's Accumulation Unit Value calculated as of the close of business that day if that is a day on which the New York Stock Exchange is open. If the New York Stock Exchange is not open that day, the request will be processed on the next Business Day.

The number of Accumulation Units for an Investment Division at any time is the number of Accumulation Units purchased less the number of Accumulation Units redeemed. The value of Accumulation Units fluctuates with the investment
performance of the corresponding portfolios of the     Funds
, which reflects the investment income and realized and unrealized
capital gains and losses of the portfolio and     the expenses of the Funds
     The Accumulation Unit Values also reflect the daily asset charge We make to Our Separate Account at an effective annual rate of 1.40%. The number of Accumulation Units credited to You, however, will not vary because of changes in Accumulation Unit Values. On any given day, the value You have in an Investment Division of Our Separate Account is the Accumulation Unit Value times the number of Accumulation Units credited to You in that division. The Accumulation Units of each Investment Division of Our Separate Account have different Accumulation Unit Values.

Accumulation Units of an Investment Division are purchased when You allocate premiums or transfer amounts to that division. Accumulation Units are redeemed or sold when You make withdrawals or transfer amounts from an Investment Division of the Separate Account and to pay the Death Benefit when the Annuitant dies. We also redeem Accumulation Units for other charges.

How We Determine The Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Divisions of Our
Separate Account at the end of each Business Day.          The
Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account.

Additional information on the Accumulation Unit Values is contained in the Statement of Additional Information which can be obtained by writing Our Home Office.

CHARGES, FEES AND DEDUCTIONS

Sales Charges on Withdrawals

A Contingent Deferred Sales Charge may be imposed on the withdrawal of the premiums (including a withdrawal to effect an annuity). The charge compensates Us for paying the expenses of selling and distributing the Contacts, including commissions, preparation of sales literature, and other promotional activities. To the extent that the deferred sales charge is insufficient to recover all distribution expenses, the deficiency will be met from Our surplus which may be, in part, derived from the charges for the assumption of mortality and expense risks (described below). For the purpose of determining the deferred sales charge, any amount that You withdraw will be treated as being from premiums first, and then from investment income. There is no sales charge on the investment income withdrawn. The amount of any sales charge depends on the Contract Year of the withdrawal. Your first Contract Year begins on the Contract Date. A subsequent Contract Year begins on each anniversary of that date.

After the first Contract Year, You may make a withdrawal from Your Contract Value of up to 10% of the sum of the premiums paid without incurring a sales charge if the withdrawal is the first in the Contract Year. This is only available on the first withdrawal in a Contract Year and amounts not taken in a Contract Year are not carried over to the following Contract Year. For the purpose of applying the sales charge, any premium not subject to the sales charge will be withdrawn first.

The Table below shows the Contingent Deferred Sales Charge for each Contract Year that will be applied to the premium withdrawn.

				The Sales Charge
				As A Percentage Of
	       Contract Year    The Premium Withdrawn (a)
            			1                    7%
             		2                    6%
            			3                    5%
            			4                    4
            			5                    3%
            			6                    2%
            			7 and Beyond         No Charge

(a) Subject to 10% free withdrawal described above.

Your withdrawal request may specify the source from which the withdrawal is to be made. If You fail to specify, Your withdrawal will, subject to minimum amount requirements, be allocated among all Investment Divisions and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to Your total Contract Value. The Contingent Deferred Sales Charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the Contract Year at the time of the withdrawal.

Charges Against The Separate Account

The amount in Your Contract Value which is allocated to the Investment Divisions of Our Separate Account will be reduced by any fees and charges allocated to the Investment Divisions of Our Separate Account.

Administrative Charge

We make a daily charge to cover Our administrative expenses incurred to operate the Separate Account. The effective annual rate of this charge is .15% of the value of the assets in the Separate Account. This charge is reflected in the unit values for the Investment Divisions of the Separate Account and cannot be increased.

Charge for Assuming Mortality and Expense Risks.

 A deduction is made daily from each Investment Division at an annual rate of 1.25% of the assets held in the Investment Division. This charge may not be
increased by Midland.          This charge is not assessed against amounts
invested under the General Account or amounts effected as a fixed dollar annuity. We expect a profit from this charge.

Contract Maintenance Charge

 We will deduct a Contract Maintenance Charge of $33.00 on each Contract Anniversary on or before the Maturity Date. This charge is intended to cover Our recordkeeping and other expenses incurred to maintain the Contracts. The charge is deducted from each Investment Division and the General Account in the same proportion as the value of Your interest in each Investment Division and in the General Account bears to the total Contract Value. If the Contract is surrendered during a Contract Year, We will deduct the full Contract Maintenance Charge for the current Contract Year at that time.

We may reduce the Contract Maintenance Charge for contracts issued in a manner that results in savings of administrative expenses. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced administrative expenses we expect.

Transfer Charge

Currently, before the Maturity Date, if You make more than fifteen transfers in any Contract Year We will charge You a transfer fee of $25 for each additional transfer. There will be no charge for the first fifteen transfers in any Contract Year. However, We reserve the right to assess this charge after the fourth transfer in a Contract Year.

If We charge You for making a transfer, We will allocate the charge to the Investment Divisions from which the transfer is being made in equal proportion to such Investment Divisions. For example, if the transfer is made from two Investment Divisions, the transfer charge allocated to each of the Investment Divisions will be $12.50. All transfers included in one transfer request count as one transfer for purposes of any fee.

Charges In The Funds

The Funds make a charge for managing investments and providing services. These charges vary by portfolio.



The VIP, the VIP II, and the VIP III Portfolios have an annual management fee that is the sum of an individual fund fee rate, and a group fee rate which is based on the monthly average net assets of the mutual funds advised by Fidelity Management & Research Company. In addition, each of these portfolios' total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, accounting and other miscellaneous fees. See the VIP, VIP II and VIP III prospectus for additional information on how these charges are determined and on the minimum and maximum charges allowed. All expenses for the year ending December 31, 1996 are shown on page 4 under the table titled Portfolio Annual Expenses.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American Century VP prospectus for details. The expenses for the year ending December 31, 1996 are shown on page 4 under the table titled Portfolio Annual Expenses.

Changing Your Premium Allocation Percentages

You may change the allocation percentages of Your premiums by writing to Our Home Office and telling Us what changes You wish to make. These changes will go into effect as of the date We receive Your request at Our Home Office and will affect transactions on and after that date. While the Dollar Cost Averaging program is in effect, the allocation percentages that apply to any premiums received will be the Dollar Cost Averaging allocation percentages unless you specify otherwise. (See Dollar Cost Averaging, page 13).

The General Account

Subject to certain limitations described below, You may allocate some or all of Your Contract Value to the General Account, which pays interest at a
declared rate. The principal is guaranteed     by Us.      The General Account
supports Our insurance and annuity obligations     including Our obligations
under the General Account.      In certain states, allocations to and
transfers to and from the General Account are not permitted. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information which relate to the General Account.

Amounts In The General Account


You may accumulate amounts in the General Account by:

allocating premium,
transferring amounts from the Investment Divisions of Our Separate Account, or earning interest on amounts You already have in the General Account.

The maximum amount that can be allocated to the General Account through allocation of premiums and net transfers (amounts transferred in less amounts transferred out) over the life of the Contract is $250,000.

The amount You have in the General Account at any time is the sum of all premiums allocated to that account, all transfers and all earned interest. This amount is reduced by amounts transferred out or withdrawn and deductions allocated to the General Account.

Adding Interest To Your Amounts In The General Account

We pay interest on all amounts that You have in the General Account. The annual interest rates will never be less than the minimum guaranteed interest rate of 3.0%. We may, at the sole discretion of Our Board of Directors, credit interest in excess of 3.0%. You assume the risk that interest credited may not exceed 3.0%. We currently intend to guarantee the interest rate for one year periods starting at the beginning of each calendar year. Interest is compounded daily at an effective annual rate that equals the annual rate declared by Our Board of Directors.

Transfers

You may request a transfer between the General Account and one or more of the Investment Divisions of Our Separate Account. However, only two transfers are allowed from the General Account per Contract Year and the total amount transferred from the General Account in any Contract Year is limited to the larger of:

25% of the amount in the General Account at the beginning of the Contract year, or

$1,000.

Additional Information About Variable Annuities

Contract Periods, Anniversaries

We measure Contract Years, Contract Months and Contract Anniversaries (annual and monthly) from the Contract Date shown on the Contract Information page of Your Contract. Each Contract Month begins on the same day in each calendar month as the day of the month in the Contract Date. The calendar days of 29, 30, and 31 are not used.

Generally, when We refer to the age of the Annuitant, We mean his or her age on the birthday nearest to that particular date.

Inquiries

You can make any inquiries about Your Contract by writing or calling Us at Our Home Office.

FEDERAL TAX STATUS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon Midland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Qualified Contracts are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b) or 408 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, Contract Value, on annuity payments and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on Our tax status. In addition, certain requirements must be satisfied in purchasing a qualified contract in connection with a tax qualified plan in order to receive favorable tax treatment. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. With respect to qualified Contracts an endorsement of the Contract and/or limitations or penalties imposed by the Internal Revenue Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the Contracts. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Contract. The following discussion assumes the Qualified Contracts are purchased in connection with retirement plans that qualify for special federal income tax treatment described above.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

We intend that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Contract Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Taxation of Annuities in General

Nonqualified Policies. The following discussion assumes that the Contract will qualify as an annuity contract for federal income tax purposes. "Investment in the Contract" refers to premiums paid less any prior withdrawals of premiums where prior withdrawals are treated as being earnings first.

Section 72 of the Code governs taxation of annuities in general. We believe that the owner generally is not taxed on increases in the value of a Contract until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Contract Value (i.e., "withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a contract who is not a natural person must include in income any increase in the excess of the owner's contract value over the owner's Investment in the Contract during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which You may wish to discuss with Your tax counsel. The following discussion applies to Contracts owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified contract, amounts received are first treated as taxable income to the extent that the Contract Value immediately before the withdrawal exceeds the Investment in the Contract at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the Investment in the Contract will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the Investment in the Contract bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. For variable annuity payments, in general, a specific dollar amount of each payment is not taxed. The dollar amount is determined by dividing the Investment in the Contract by the total number of expected periodic payments. The remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the Contract being recovered will be fully taxable.

Amounts may be distributed from a Contract because of the death of the Owner or an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a withdrawal from the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. For these purposes, the Investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the Investment in the Contract remains the amount of any premiums paid which were not excluded from gross income.

In the case of a distribution pursuant to a nonqualified contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity (subject to special "recapture" rules if the
series of payments is subsequently modified).     Other tax penalties may
apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed that tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change.)

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Maturity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such transaction.

Multiple Contracts. All nonqualified deferred annuity contracts entered into after October 12, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Code
Section 72(e). The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax advisor before purchasing more than one annuity contract.

Qualified Policies. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Contract purchased in connection with these plans, only the portion of the payment in excess of the Investment in the Contract allocated to that payment is subject to tax. The Investment in the Contract equals the portion of premiums invested in the Contract that were not excluded from Your gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the Investment in the Contract to the total Contract Value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the Investment in the Contract. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified contracts. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Distributions from    Q    ualified Contracts are generally subject to the same
withholding rules as distributions from nonqualified Contracts, except that certain distributions are subject to mandatory federal income tax withholding.

   Code sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." Individual Retirement Annuities are subject to limitations on the amount that may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension
(SEP) Plans to provide IRA contributions on behalf of their employees.
Code section 401(a) permits employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Our Income Taxes

The operations of Our Separate Account are included in Our federal income tax return and We pay no tax on investment income and capital gains reflected in Variable Annuity Contract reserves. However, the 1990 Tax Act requires a negative reserve, based on premiums, to be established. This reserve will cause Our taxable income to increase. We reserve the right to charge the Separate Account for this and any other such taxes in the future if the tax law changes and We incur additional federal income taxes which are attributable to Our Separate Account. This charge will be set aside as a provision for taxes which We will keep in the Investment Divisions rather than in Our General Account. We anticipate that Our Owners would benefit from any investment earnings that are not needed to maintain this provision.
We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to Our Separate Account.

Withholding

Unless You elect to the contrary, any amounts that are received under Your Contract that We reasonably believe are includible in gross income for tax purposes will be subject to withholding to meet federal income tax obligations. The rate of withholding on payments under Your Contract, such as withdrawals, will be 10%. Withholding is mandatory for certain Qualified Contracts. Thus, in the absence of an election by You that We should not do so, We will withhold from every withdrawal the appropriate percentage of the amount of the payment that We reasonably believe is includible in gross income. Midland will provide forms and instructions concerning the right to elect that no amount be withheld from payments. Generally there will be no withholding for taxes until payments are actually received under Your Contract.

The Interest and Dividend Tax Compliance Act of 1983 requires recipients, including those who have elected out of withholding, to supply their Taxpayer Identification Number (Social Security Number) to payers of distributions for tax reporting purposes. Failure to furnish this number when required may result in the imposition of a tax penalty and will subject the distribution to the withholding requirements of the law described above.

EFFECTING AN ANNUITY

Unless restricted by the laws of the state in which this Contract is delivered, the Maturity Date of the Contract is the Contract Anniversary nearest Attained Age 90 of the Annuitant for nonqualified Contracts and is the Contract Anniversary nearest the Annuitant's 70th birthday for Qualified Contracts. You may elect a different Maturity Date by filing a written request to Us at least 31 days before the requested Maturity Date. The requested Maturity Date must be a Contract Anniversary. For nonqualified Contracts the requested Maturity Date cannot be later than the Annuitant's Attained Age 90 and cannot be earlier than the tenth Contract Anniversary. For qualified Contracts the requested Maturity Date cannot be earlier than the date the Annuitant attains age 59-1/2 or five years from the Contract Date, whichever is later; and in no event can the Maturity Date be later than April 1 of the calendar year immediately following the calendar year in which the Annuitant attains age 70-1/2.

If You have not previously specified otherwise, on the Maturity Date You may take the Cash Surrender Value (in some states, the Contract Value) in one sum or convert the Contract Value into an annuity payable to the Annuitant under one or more of the payment options described below. Unless You choose otherwise, the amount in the General Account will be applied to a 10 Year Certain and Life fixed payout and the amount in the Separate Account will be applied to a 10 Year Certain and Life variable payout. The first monthly annuity payment will be made within one month after the Maturity Date.

Variable payment options are not available in certain states.

You may apply the proceeds of a withdrawal to effect an annuity. Unless you choose otherwise, the amount of the proceeds from the General Acount will be applied to a 10 Year Certain and Life fixed payout and the amount of the proceeds from the Separate Account will be applied to a 10 Year Certain and Life variable payout.

Payment options will be subject to Our rules at the time of selection. Our consent is required when an optional payment is selected, and when the Payee either is an assignee or is not a natural person. Currently, the payment options are only available if the proceeds applied are $1,000 or more and the first periodic payment will be at least $20.

For annuity income options involving life income, the actual age of the Payee will affect the amount of each payment. Since payments to older Payees are expected to be fewer in number, the amounts of each annuity payment shall be greater than for younger Payees. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment. With a shorter period, the amount of each annuity payment will be greater. Also, payments which occur more frequently will be smaller than those occurring less frequently.

The Payee or any other person who is entitled to receive payment may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a Payee who is not a natural person (for example, a corporation), or a Payee who is a fiduciary. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. This includes rules on the minimum amount We will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make Your choice of a payment option when You apply for a Contract and may make any changes by writing to Our Home Office.

Fixed Options

Payments under the fixed options are not affected by the investment experience of any Investment Division of Our Separate Account. The value as of the Maturity Date will be applied to the fixed option selected. Thereafter, interest or payments are fixed according to the options chosen. The following fixed options are available:

Deposit Option: The money will stay on deposit with Us for a period that You and We agree upon. You will receive interest on the money at a declared interest rate.

Installment Options: There are two ways that We pay installments:
Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years, for up to 30 years.

Fixed Amount: We will pay the sum in installments in an amount that You and We agree upon. We will pay the installments until We pay the original amount, together with any interest You have earned.

Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of four ways to receive the income: We will guarantee payments for at least 20 years (called "20 Years Certain and Life"); at least 10 years (called "10 Years Certain and Life); at least 5 years (called "5 Years Certain and Life"); or payment only for life. With a life only payment option, payments will only be made as long as the Payee is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.

Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the Deposit Option at the rate of 2.75% a year, and under either Installment Option at 2.75% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

Variable Options

Payments under the variable options are affected by the investment experience of the Investment Divisions of Our Separate Account. Variable payment options are not available in certain states.

The annuity tables contained in the Contract are based on a five percent (5%) assumed investment rate. This is a fulcrum rate around which variable annuity payments will fluctuate to reflect whether the investment experience of the Investment Divisions is better or worse than the assumed investment rate. If the actual investment experience exceeds the assumed investment rate, the payment will increase. Conversely, if the actual investment experience is less than the assumed investment rate, payments will decrease.

To determine the dollar amount of the first monthly variable payment, the value in each Investment Division (as of a date not more than 10 business days prior to the Maturity Date) will be applied to the appropriate rate for the payout options selected using the age and sex (where permissible) of the Payee. The amount of the first payment will then be used to determine the number of Annuity Units for each Investment Division. The number of Annuity Units is used to determine the amount of subsequent variable payments.
The Annuity Unit Value for each Investment Division will be set at $10 on the first day there are contract transactions in Our Separate Account. Thereafter the Annuity Unit Value will vary with the investment experience of the Investment Division and will reflect the daily asset charge We make at an effective annual rate of 1.40%. The Annuity Unit Value will increase if the net investment experience (investment experience less the asset charge) is greater than the 5% assumed investment rate. The Annuity Unit Value will decrease if the net investment experience is less than the 5% assumed investment rate.

The amount of each subsequent variable payment will be determined for each Investment Division by multiplying the number of Annuity Units by the Annuity Unit Value.

Additional information on the variable annuity payments is contained in the Statement of Additional Information which can be obtained by writing to Our Home Office.

The following variable options are available:

Monthly Life Income Option: We will pay the money as monthly income for life. You may choose any one of four ways to receive the income: We will guarantee payments for at least 10 years (called "10 Years Certain and Life"); at least 20 years (called "20 Years Certain and Life"); at least 5 years (called "5 Years Certain and Life"); or payment only for life. With a life only payment option, payments will only be made as long as the Annuitant is alive. Therefore, if a life only payment option is chosen and the Payee dies after the first payment, only one payment will be made.

Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

Transfers after the Maturity Date

After the Maturity Date, one transfer per Contract Year may be made among the Investment Divisions of Our Separate Account. The transfer request must be received at least 10 business days before the due date of the first annuity payment to which the change will apply. The transfer will take effect as of the date We receive Your request. Transfers after the annuity payments have started will be based on the Annuity Unit Values. There will be no transfer charge for this transfer. No transfers are allowed from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

ADDITIONAL INFORMATION

Your Voting Rights As an Owner

Fund Voting Rights

We invest the assets in the divisions of Our Separate Account in shares of the corresponding portfolios of the Funds. Midland is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, We may vote to:

elect the Funds' Board of Directors,
ratify the selection of independent auditors for the Funds, vote on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940, and change the investment objectives and policies.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your Contract. We will vote those shares at meetings of Fund shareholders according to Your instructions. The Funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will solicit Your voting instructions. Although the Funds have held shareholder meetings approximately once a year, the Funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all Owners, We will vote shares for which no instructions have been received in a portfolio in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any Fund shares that We are entitled to vote directly due to amounts We have accumulated in Our Separate Account in the same proportions that Owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the Fund in Our own right or to restrict Owner voting, We may do so.

How We Determine Your Voting Shares

You may participate in voting only on matters concerning the Fund portfolios in which Your assets have been invested. We determine the number of Fund shares in each division that are attributable to Your Contract by dividing the amount in Your Contract Value allocated to that division by the net asset value of one share of the corresponding Fund portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the Fund's adviser or the investment policies of its portfolios. We will advise You if We do and give Our reasons in the next semiannual report to Owners.

Voting Privileges Of Participants In Other Companies

Currently, shares in the     VIP      Fund     s      are owned by other
insurance companies to support their variable life insurance and variable annuity products as well as Our Separate Account. Those shares generally will be voted according to the instructions of the owners of insurance and annuity contracts issued by those other insurance companies. In certain cases, an insurance company or some other owner of Fund shares may vote as they choose. This will dilute the effect of the voting instructions of the Owners of Our Variable Annuities. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We think any Fund action is insufficient, We will see that appropriate action is taken to protect Our Owners.

Our Reports to Owners

Shortly after the end of each Contract Year, We will send You a report that shows Your Contract Value, information about Investment Divisions, and any transactions involving Your Contract Value that occurred during the year. Transactions include Your premium allocations and any transfers or withdrawals that You made in that year.

We will also send You semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.
In addition, Our report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which this Contract is delivered.

Notices will be sent to You for transfers of amounts between Investment Divisions and certain other Contract transactions.

Performance

Performance information for the Investment Divisions may appear in reports and advertising to current and prospective Owners. The performance information is based on historical investment experience of the Investment Division and the Funds and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable charges (including any Contingent Deferred Sales Charges that would apply if You surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as the Contingent Deferred Sales Charge. The total return percentage will be higher under this method than under the standard method described above.
A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Investment Division's returns, You should recognize that they are not the same as actual year-by-year results.

Some Investment Divisions may also advertise yield. These measures reflect the income generated by an investment in the Investment Divisions over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the Contingent Deferred Sales Charge. The standard quotations of yield reflect the Contract Maintenance Charge.

The     VIP      Money Market Investment Division may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Investment Division over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The
    VIP      II Investment Grade Bond and the     VIP      High Income
Investment Divisions may advertise a 30 day yield which reflects the income generated by an investment in the Investment Division over a 30 day period.

Midland may also advertise performance figures for the Investment Divisions based on the performance of a Portfolio prior to the time the Separate Account commenced operations.

Your Beneficiary

You name Your Beneficiary when You apply for Your Contract. Unless You have previously indicated otherwise, You may change the Beneficiary during the Annuitant's lifetime by writing to Our Home Office. If no Beneficiary is living when the Annuitant dies, We will pay the Death Benefit to the Annuitant's estate.

Assigning Your Contract

You may assign (transfer) Your rights in this Contract to someone else. If You do, You must send a copy of the assignment to Our Home Office. We are not responsible for any payment We make or any action We take before We receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. An assignment may be a taxable event.

When We Pay Proceeds From This Contract

We will generally pay any Death Benefits, withdrawals, or loans within seven days after We receive the required form or request (and other documents that may be required for payment of Death Benefits) at Our Home Office. Death Benefits are determined as of the date We receive due proof of death and the election of how the Death Benefit is to be paid.

We may, however, delay payment for one or more of the following reasons:
We cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists; or
The SEC by order permits Us to delay payment to protect Our Owners.
We may also delay any payment until Your premium checks have cleared Your bank.

We may defer payment of any withdrawal or surrender from the General Account for up to six months after We receive Your request.

Dividends

We do not pay any dividends on the Contract described in this prospectus.

Midland's Sales And Other Agreements

Sales Agreements

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are also registered
representatives of     Walnut Street Securities (WSS),
the principal underwriter of the Contracts, or of broker-dealers which
have entered into written sales agreements with     WSS. WSS      is registered
with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and
is a member of the National Association of Securities Dealers, Inc.     The
mailing address for WSS is 670 Mason Ridge Center, Suite 300, St. Louis,
MO 63141-8557.

During the first five Contract Years, We will pay agents a commission of up to 5% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 3% of premiums paid and .25% of the Contract Value.

We may also sell Our Contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 which enter into selling agreements with Us. The commission for broker-dealers
will be no more than that described above,     except in the first year we may
pay  5.25% of premiums.

Regulation

We are regulated and supervised by the South Dakota Insurance Department. In addition, We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This Contract has been filed with and approved by insurance officials in such states. As a result, the provisions of this Contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and that We are complying with applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount for Midland Employees

Midland employees may receive a contribution to the Contract of 65% of the first year commission which would normally have been paid on the employee's first year premiums. This contribution will be paid by Midland.

Legal Matters

The law firm of Sutherland, Asbill & Brennan     L.L.P.,     Washington,
D.C., has provided advice regarding certain matters relating to federal securities laws.

Legal Proceedings

We are not involved in any material legal proceedings.

Experts

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in the Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report which appears in the Registration Statement. The financial statements audited by Coopers & Lybrand LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

Statement of Additional Information

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. This Statement of Additional Information can be acquired by checking the appropriate box on the
application form   , by writing Our Home Office,

    or by calling the
Statement of Additional Information Toll Free number at 1-800-272-1642.
     The following is the Table of Contents for the Statement of Additional
Information:


TABLE OF CONTENTS

						       PAGE
THE CONTRACT

Non-Participation                                       3
Misstatement of Age or Sex                              3
Proof of Existence and Age                              3
Assignment                                              3
Annuity Data                                            3
Incontestability                                        3
Ownership                                               3
Entire Contract                                         3
Changes in the Contract                                 3
Protection of Benefits                                  3
Accumulation Unit Value                                 3
Annuity Payments                                        4
CALCULATION OF YIELDS AND TOTAL RETURNS
    VIP      Money Market Investment
Division Yield Calculation                              4
Other Investment Division Yield Calculations            5
Standard Total Return Calculations                      5
Other Performance Data                                  6
Hypothetical Performance Data                           7
FEDERAL TAX MATTERS
Tax Free Exchanges     (1035)                           8
Required Distributions                                  8
DISTRIBUTION OF THE CONTRACT                            9
SAFEKEEPING OF ACCOUNT ASSETS                           9
STATE REGULATION                                        9
RECORDS AND REPORTS                                     9
LEGAL PROCEEDINGS                                       9
LEGAL MATTERS                                           9
EXPERTS                                                 9
OTHER INFORMATION                                       9
FINANCIAL STATEMENTS                                   10

2    VARIABLE ANNUITY

VARIABLE ANNUITY    1


		 STATEMENT OF ADDITIONAL INFORMATION FOR THE

	     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

			      Offered by

		 MIDLAND NATIONAL LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by Midland National Life Insurance Company. You
may obtain a copy of the Prospectus dated May 1, 199    7     , by writing
to Midland National Life Insurance Company, One Midland Plaza, Sioux Falls, SD 57193. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

Dated May 1, 199   7

TABLE OF CONTENTS

                                          						      Page

THE CONTRACT

Non-Participation                                       3
Misstatement of Age or Sex                              3
Proof of Existence and Age                              3
Assignment                                              3
Annuity Data                                            3
Incontestability                                        3
Ownership                                               3
Entire Contract                                         3
Changes in the Contract                                 3
Protection of Benefits                                  3
Accumulation Unit Value                                 3
Annuity Payments                                        4

CALCULATION OF YIELDS AND TOTAL RETURNS

    VIP

    Money Market Investment Division Yield Calculation  4
Other Investment Division Yield Calculations            5
Standard Total Return Calculations                      5
Other Performance Data                                  6
Hypothetical Performance Data                           7

FEDERAL TAX MATTERS

Tax Free Exchanges

    (1035)                           8
Required Distributions                                  8
DISTRIBUTION OF THE CONTRACT                            9
SAFEKEEPING OF ACCOUNT ASSETS                           9
STATE REGULATION                                        9
RECORDS AND REPORTS                                     9
LEGAL PROCEEDINGS                                       9
LEGAL MATTERS                                           9
EXPERTS                                                 9
OTHER INFORMATION                                      10
FINANCIAL STATEMENTS                                   10

THE CONTRACT

Non-Participation

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of Midland.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any other payee has been misstated in the application, the Annuity payable under the Contract will be whatever the Contract Value of the Contract would purchase on the basis of the correct age or sex of the Annuitant and/or other payee, if any, on the date Annuity Payments begin. Any overpayment or underpayments by Midland as a result of any such misstatement will be corrected using an interest rate of 6% per year.

Proof of Existence and Age

Before making any payment under the Contract, we may require proof of the existence and/or proof of the age of the Owner or Annuitant.

Assignment

No assignment of a Contract will be binding on Midland unless made in writing and sent to us at our Home Office. Midland is not responsible for the adequacy of any assignment. The Owner's rights and the interest of any Beneficiary not designated irrevocably will be subject to the rights of any assignee of record.

Annuity Data

We will not be liable for obligations which depend on receiving information from a payee until such information is received in a satisfactory form.

Incontestability

The Contract is incontestable after it has been in force, during the Annuitant's lifetime, for two years.

Ownership

Before the Annuitant's death, only the Owner will be entitled to the rights granted by the Contract or allowed by Midland under the Contract, except that the right to choose a Payment Option will belong to the Payee, unless otherwise specified. If the Owner is an individual and dies before the Annuitant, the rights of the Owner belong to the estate of the Owner unless this Contract has been endorsed to provide otherwise.

Entire Contract

We have issued the Contract in consideration of the application and payment of the first premium. A copy of the application is attached to and is a part of the Contract. The Policy Form with the application and any riders make the entire Contract. All statements made by or for the Annuitant are considered representations and not warranties. Midland will not use any statement in defense of a claim unless it is made in the application and a copy of the application is attached to the Contract when issued.

Changes in the Contract

Only Midland's President, a Vice President, the Secretary or an Assistant Secretary of our Company have the authority to make any change in the Contract and then only in writing. We will not be bound by any promise or representation made by any other person.

Midland may not change or amend the Contract, except as expressly provided in the Contract, without the Owner's consent. However, we may change or amend the Contract if such change or amendment is necessary for the Contract to comply with any state or federal law, rule or regulation.

Protection of Benefits

To the extent permitted by law, no benefit under the Contract will be subject to any claim or process of law by any creditor.

Accumulation Unit Value

We determine Accumulation Unit Values for the Investment Division of Our
Separate Account at the end of each Business Day.          The
Accumulation Unit Value for each Investment Division was set at $10.00 on the first day there were contract transactions in Our Separate Account. After that, the Accumulation Unit Value for any Business Day is equal to the Accumulation Unit Value for the preceding Business Day multiplied by the net investment factor for that division on that Business Day.

We determine the net investment factor for each Investment Division every

Business Day as follows:

First, We take the value of the shares belonging to the division (including any shares from reinvested dividends or capital gain distributions) in the corresponding Fund portfolio at the close of business that day (before giving effect to any contract transaction for that day, such as premium payments or surrenders). For this purpose, We use the share value reported to Us by the Fund.

Then, We divide this amount by the value of the amounts in the Investment Division at the close of business on the preceding Business Day (after giving effect to any contract transactions on that day).

Then, We subtract a daily asset charge for each calendar day between Business Days (for example, a Monday calculation may include charges for Saturday, Sunday, and Monday). The daily charge is .0038626% which is an effective annual rate of 1.40%. This charge is for mortality and expense risks assumed by Us under the contract and to cover administrative costs We incur for transactions related to the Separate Account.

Finally, We reserve the right to subtract any other daily charge for taxes or amounts set aside as a reserve for taxes. Generally, this means that We would adjust unit values to reflect what happens to the Funds, and also for any charges.

Annuity Payments

The amount of each fixed annuity payment will be set on the Maturity Date and will not subsequently be affected by the investment performance of the Investment Divisions.

The amount of each variable annuity payment will be affected by the investment performance of the Investment Divisions. Variable payment options are not available in certain states.

The dollar amount of the first monthly variable annuity payment is computed for each Investment Division by applying the value in the Investment Division, as of a date not more than 10 business days prior to the Maturity Date, to the appropriate rate for the payout option selected using the age and sex (where permissible) of the Annuitant. The number of Annuity Units for each Investment Division is then calculated by dividing the first variable annuity payment for that Investment Division by the Investment Division's Annuity Unit Value as of the same date.

The dollar amount of each subsequent payment from an Investment Division is equal to the number of Annuity Units for that Investment Division times the Annuity Unit value for that Investment Division as of a uniformly applied date not more than ten business days before the annuity payment is due.

The payment made to the Annuitant for the first payment and all subsequent payments will be the sum of the payment amounts for each Investment Division. The Annuity Unit Value for each Investment Division was set at $10 on the first day there were contract transactions in Our Separate Account. After that, the Annuity Unit Value for any business day is equal to (1) multiplied by (2) multiplied by (3) where:

(1) = the Annuity Unit Value for the preceding business day:
(2) = the net investment factor (as described above) for that division on that business day.
(3) = the investment result adjustment factor (.99986634 per day), which recognizes an assumed interest rate of 5% per year used in determining the annuity payment amounts.

Transfers after the Maturity Date will only be allowed once per Contract Year and will be made using the Annuity Unit Value for the Investment Divisions on the date the request for transfer is received. On the transfer date, the number of Annuity Units transferred from the Investment Division is multiplied by the Annuity Unit Value for that Investment Division to determine the value being transferred. This value is then transferred into the indicated Investment Division(s) by converting this value into Annuity Units of the proper Investment Division(s). The Annuity Units are determined by dividing the value being transferred into an Investment Division by the Annuity Unit value of the Investment Division on the transfer date. The transfer shall result in the same dollar amount of variable annuity payment on the date of transfer.

CALCULATION OF YIELDS AND TOTAL RETURNS

    VIP      Money Market Investment Division Yield Calculation

In accordance with regulations adopted by the Securities and Exchange
Commission, Midland is required to compute the     VIP      Money Market
Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized
gains or losses or shares of the     VIP      Money Market Portfolio or on
its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the
    VIP      Money Market Investment Division at the beginning of such
seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the contract maintenance charge, annual administrative expenses, the mortality and expense risk charge, and income and expenses accrued during the period. Because of these
deductions, the yield for the     VIP      Money Market Investment Division
of the Separate Account will be lower than the yield for the     VIP
Money Market Portfolio Fund or any comparable substitute funding vehicle.

The Securities and Exchange Commission also permits Midland to disclose the
effective yield of the     VIP      Money Market Investment Division for the
same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the     VIP      Money Market Investment Division
normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields
or rates of return. The     VIP      Money Market Investment Division's
actual yield is affected by changes in interest rates on money market
securities, average portfolio maturity of the     VIP      Money Market
Portfolio Fund or substitute funding vehicle, the types and quality of
portfolio securities held by the     VIP      Money Market Portfolio Fund or
substitute funding vehicle, and operating expenses. In addition, the yield figures do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Contract. The annualized yield for the
seven-day period ending 12/31/9    6      was     3.75%.      Other
Investment Division Yield Calculations Midland may from time to time disclose the current annualized yield of one or more of the Investment Divisions (except the Money Market Investment Division) for 30-day periods. The annualized yield of an Investment Division refers to income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. This yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:
YIELD = 2 [ (a - b + 1)6 - 1 ]
cd
Where:  a =     net investment income earned during the period by the Fund
(or substitute funding vehicle) attributable to shares owned by the Investment Division.
  b =     expenses accrued for the period (net of reimbursements).
  c =     the average daily number of units outstanding during the period.
  d =     the maximum offering price per unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Owner accounts. The yield calculations do not reflect the effect of any Contingent Deferred Sales Charges that may be applicable to a particular Contract. Contingent Deferred Sales Charges range from 7% to 0% of the amount of Premium withdrawn depending on the elapsed time since the Contract was issued.

Because of the charges and deductions imposed by the Separate Account the yield of the Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund, and its operating expenses.

We currently do not advertise yields for any Investment Division.

Standard Total Return Calculations

Midland may from time to time also disclose average annual total returns for one or more of the Investment Divisions for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P (1 + T)n = ERV
Where:  P =     a hypothetical initial payment of $1,000
	T =     average annual total return
	n =     number of years
	ERV =   ending redeemable value of a hypothetical $1,000 payment made
		at the beginning of the one, five, or n-year period, at the end of the one, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all Owner accounts are recognized in the ending redeemable value. The standard average annual total return calculations will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period.

The following is standardized average annual total return information for the Investment Divisions of Separate Account C.

				  Investment Division                                  Inception of the        1-Year Period
				       with                                            Investment Division to   Ended
				    Inception Date                                     12/31/9   6             12/31/9   6
   VIP     High Income                (10/24/93)                  8.28%              4.99%
   VIP      Equity Income             (10/24/93)                 15.24%              4.99%
   VIP      Growth                    (10/24/93)                 12.69%              5.58%
   VIP      Overseas                  (10/24/93)                  6.47%              3.68%
   VIP II     Investment Grade Bond   (10/24/93)                  2.58%             -5.41%
   VIP II     Index 500               (10/24/93)                 16.31%             12.94%
   VIP II     Asset Manager           (10/24/93)                  6.64%              5.54%
   VIP II     Money Market            (10/24/93)                  2.45%             -3.29%
   VIP II Asset Manager: Growth       (5/1/95)

      17.04%             10.98%
   VIP II Contrafund                  (5/1/95)

      20.27%             12.52%

Midland may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%.
The following is non-standardized average annual total return information for the Investment Divisions of Separate Account C.

                                                       							Inception of the        1-Year Period
                        						                                Investment Division to  Ended
Investment Division                                           12/31/9   6 </R   >     12/31/9

   6
   VIP     High Income                (10/24/93)                  9.26%            11.99%
   VIP     Equity Income              (10/24/93)                 16.09%            11.99%
   VIP     Growth                     (10/24/93)                 13.59%            12.58%
   VIP     Overseas                   (10/24/93)                  7.48%            10.68%
   VIP II     Investment Grade Bond   (10/24/93)                  3.68%             1.59%
   VIP II     Index 500               (10/24/93)                 17.15%            19.94%
   VIP II     Asset Manager           (10/24/93)                  7.65%            12.54%
   VIP     Money Market               (10/24/93)                  3.56%             3.71%
   VIP II Asset Manager: Growth       (5/1/95)                   20.00%            17.98%
   VIP II Contrafund                  (5/1/95)                   23.18%            19.52%

Since the    VIP III Balanced, VIP III Growth Opportunities, VIP III Growth &
Income, American Century VP Capital Appreciation, American Century VP Balanced, American Century VP Value and American Century VP International
Investment Divisions were    not available to the portfolio at      12/31/9
6    , there is no average annual total return information to report for these Investment Divisions.

Other Performance Data

Midland may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Charge percentage will be 0%.
CTR = [ERV/P] - 1
Where:  CTR = the cumulative total return net of Investment Division
	      recurring charges for the period.
	ERV = ending redeemable value of a hypothetical $1,000 payment at the
	      beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).
	P   = a hypothetical initial payment of $1,000

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Midland may also disclose the value of a hypothetical payment of $10,000 at the end of various periods of time.

The following is standardized cumulative total return information for the Investment Divisions of Separate Account C.

                                           						     Inception of the        1-Year Period
                                           						     Investment Division to     Ended
Investment Division                Inception Date     12/31/9   6             12/31/9   6
   VIP

   High Income                (10/24/93)

      28.88%               4.99%
   VIP

   Equity Income              (10/24/93)

      57.19%               4.99%
   VIP

   Growth                     (10/24/93)

      46.39%               5.58%
   VIP

   Overseas                   (10/24/93)

      22.13%               3.68%
   VIP II

   Investment Grade Bond   (10/24/93)

       8.45%              -5.41%
   VIP II

   Index 500               (10/24/93)

      61.90%              12.94%
   VIP II

   Asset Manager           (10/24/93)

      22.74%               5.54%
   VIP

   Money Market               (10/24/93)

       8.04%              -3.29%
   VIP II Asset Manager: Growth      (5/1/95)              30.07%              10.98%
   VIP II Contrafund                 (5/1/95)              36.14%              12.52%

The following is non-standardized cumulative total return information for the Investment Divisions of Separate Account C.

                                                   							  Inception of the         1-Year Period
                                                						      Investment Division to       Ended
Investment Division                Inception Date           12/31/9   6            12/31/9   6 </>R


   VIP

   High Income                (10/24/93)

        32.63%             11.99%
   VIP

   Equity Income              (10/24/93)

        60.94%             11.99%
   VIP

   Growth                     (10/24/93)

        50.14%             12.58%
   VIP

   Overseas                   (10/24/93)

        25.88%             10.68%
   VIP II

   Investment Grade Bond   (10/24/93)

        12.20%              1.59%
   VIP II

   Index 500               (10/24/93)

        65.65%             19.94%
   VIP II

   Asset Manager           (10/24/93)

        26.49%             12.54%
   VIP

   Money Market               (10/24/93)

        11.79%              3.71%
   VIP II Asset Manager: Growth      (5/1/95)                   35.62%             17.98%
   VIP II Contrafund                 (5/1/95)                   41.69%             19.52%

Since the     VIP III Balanced, VIP III Growth Opportunities, VIP III Growth &
Income, American Century VP Capital Appreciation, American Century VP Balanced, American Century VP Value and American Century VP International
Investment Divisions were     not available to the portfolio at 12/31/96
there is no cumulative total return information to report for these Investment Divisions.

Hypothetical Performance Data

Midland may also disclose "hypothetical" performance data for an Investment Division for periods before the Investment Division commenced operations, based on the assumption that the Investment Division was in existence before it actually was, and that the Investment Division had been invested in a particular portfolio that was in existence prior to the Investment Division's commencement of operations. The portfolio used for these calculations will be the actual portfolio that the Investment Division will invest in.

Hypothetical performance data of this type will be calculated as follows. First, the value of a hypothetical $1,000 investment in the applicable portfolio is calculated on a monthly basis by comparing the net asset value per share at the beginning of the month with the net asset value per share at the end of the month (adjusted for any dividend distributions during the month), and the resulting ratio is applied to the value of the investment at the beginning of the month to get the gross value of the investment at the end of the month. Second, that gross value is then reduced by a "Contract Charges" factor to reflect the charges imposed under the Contract. This Contract
Charges factor is calculated by adding the daily charge for mortality and expense risks (1.25% annually) to the daily Administrative Charge (0.15% annually), and then adding an additional amount that adjusts for the annual
$33 Contract Maintenance Charge. This additional amount is based on an average
Contract Value of     $22,000     , so it is calculated as     $33/22,000     ,
or     .15%      annually. The total of these three amounts is then divided by
12 to get the monthly Contract Charges factor, which is then applied to the value of the hypothetical initial payment in the applicable portfolio to get the value in the Investment Division. The Contract Charges factor is assumed to be deducted at the beginning of each month. In this manner, the Ending Redeemable Value ("ERV") of a hypothetical $1,000 initial payment in the Investment Division is calculated each month during the applicable period, to get the ERV at the end of the period. Third, that ERV is then utilized in the formulas above.

This type of hypothetical performance data may be disclosed on both an average annual total return and a cumulative total return basis. Moreover, it may be disclosed assuming that the Contract is not surrendered (i.e., with no deduction for the Contingent Deferred Sales Charge) and assuming that the Contract is surrendered at the end of the applicable period (i.e., reflecting a deduction for any applicable Contingent Deferred Sales Charge).

The following is standardized average annual total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

                                          						      Inception of the     10-Year Period         5-Year Period
                           				    Portfolio          Portfolio to            Ended                 Ended
Investment Division                Inception Date     12/31/9   6          12/31/9   6           12/31/9   6
   VIP     High Income                (9/19/85)              10.26%             9.42%               12.87%
   VIP     Equity Income              (10/9/86)              11.67%            12.00%               15.88%
   VIP     Growth                     (10/9/86)              13.04%            13.39%               13.08%
   VIP     Overseas                   (1/28/87)               6.20%             N/A                  7.06%
   VIP II     Investment Grade Bond   (12/5/88)               6.51%             N/A                  4.55%
   VIP II     Index 500               (8/27/92)              14.86%             N/A                  N/A
   VIP II     Asset Manager           (9/16/89)               9.96%             N/A                  9.17%
   VIP     Money Market               (4/1/82)                5.33%             4.33%                2.43%
   VIP II Asset Manager: Growth       (1/3/95)               17.16%             N/A                  N/A
   VIP II Contrafund                  (1/3/95)               25.85%             N/A                  N/A

The following is non-standardized average annual total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

                                                      			   Inception of the        10-Year Period       5-Year Period
                            				      Portfolio             Portfolio to             Ended               Ended
Investment Division                   Inception Date        12/31/9    6             12/31/9   6         12/31/9   6
   VIP     High Income                (9/19/85)                 10.26%              9.42%               13.20%
   VIP     Equity Income              (10/9/86)                 11.67%             12.00%               16.18%
   VIP     Growth                     (10/9/86)                 13.04%             13.39%               13.40%
   VIP     Overseas                   (1/28/87)                  6.20%               N/A                 7.47%
   VIP II     Investment Grade Bond   (12/5/88)                  6.51%               N/A                 5.00%
   VIP II     Index 500               (8/27/92)                 15.25%               N/A                 N/A
   VIP II     Asset Manager           (9/16/89)                  9.96%               N/A                 9.55%
   VIP     Money Market               (4/1/82)                   5.33%              4.33%                2.92%
   VIP II Asset Manager: Growth       (1/3/95)                  19.70%               N/A                 N/A
   VIP II Contrafund                  (1/3/95)                  28.22%               N/A                 N/A

The following is standardized cumulative total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

                                                  							  Inception of the          10-Year Period      5-Year Period
                             			      Portfolio            Portfolio to              Ended               Ended
Investment Division                   Inception Date       12/31/9    6              12/31/9   6         12/31/9    6
   VIP     High Income                (9/19/85)                201.35%              146.03%             83.20%
   VIP     Equity Income              (10/9/86)                209.50%              210.49%            108.95%
   VIP     Growth                     (10/9/86)                250.65%              251.42%             84.86%
   VIP     Overseas                   (1/28/87)                 81.78%                N/A               40.66%
   VIP II     Investment Grade Bond   (12/5/88)                 66.47%                N/A               24.91%
   VIP II     Index 500               (8/27/92)                 82.63%                N/A                N/A
   VIP II     Asset Manager           (9/16/89)                100.45%                N/A               55.10%
   VIP     Money Market               (4/1/82)                 115.37%               52.77%             12.77%
   VIP II Asset Manager: Growth       (1/3/95)                  37.21%                N/A                N/A
   VIP II Contrafund                  (1/3/95)                  58.28%                N/A                N/A

The following is non-standardized cumulative total return information based on the hypothetical assumption that each of the Investment Divisions listed had been available to Separate Account C since the inception of each corresponding Portfolio.

                                                 							    Inception of the            10-Year Period       5-Year Period
                            				      Portfolio             Investment Division to      Ended                Ended
Investment Division                   Inception Date        12/31/9   6                 12/31/9   6          12/31/9   6
   VIP     High Income                (9/19/85)                 201.35%                 146.03%              85.90%
   VIP     Equity Income              (10/9/86)                 209.50%                 210.49%             111.65%
   VIP     Growth                     (10/9/86)                 250.65%                 251.42%              87.56%
   VIP     Overseas                   (1/28/87)                  81.78%                   N/A                43.36%
   VIP II     Investment Grade Bond   (12/5/88)                  66.47%                   N/A                27.61%
   VIP II     Index 500               (8/27/92)                  85.33%                   N/A                 N/A
   VIP II     Asset Manager           (9/16/89)                 100.45%                   N/A                57.80%
   VIP     Money Market               (4/1/82)                  115.37%                  52.77%              15.47%
   VIP II Asset Manager: Growth       (1/3/95)                   43.21%                   N/A                 N/A
   VIP II Contrafund                  (1/3/95)                   64.28%                   N/A                 N/A

FEDERAL TAX MATTERS

Tax-Free Exchanges (Section 1035)

Midland accepts Premiums which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Premiums and non-Section 1035 Premiums.

We also accept "rollovers" from Contracts qualifying as individual retirement annuities or accounts (IRAs), or any other qualified contract which is eligible to "rollover" into an IRA (except 403(b) contracts). The Company differentiates between nonqualified Contracts and IRAs to the extent necessary to comply with federal tax laws.

Required Distributions

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the code requires any Nonqualified Contract to provide that
(a) if any Owner dies on or after the Annuity Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death, or (2) as Annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "Designated Beneficiary" or over a period not extending beyond the life expectancy of that Beneficiary. The Owner's "Designated Beneficiary" is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the Owner's Designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Nonqualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACT

    Walnut Street Securities (WSS),     the principal
underwriter of the Contract, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is
a member of the National Association of Securities Dealers, Inc.     The
address for WSS is as follows: Walnut Street Securities, 670 Mason Ridge Center, Suite 300, St. Louis, MO 63141-8557.

The Contracts are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, that have entered into
agreements with     WSS     . The offering of the Contracts is continuous and
    WSS      does not anticipate discontinuing the offering of the Contracts.
However,     WSS     does reserve the right to discontinue the offering of
the Contracts.

   Prior to June 1, 1996 Midland paid underwriting commissions to North American Management (NAM) since NAM was the principal underwriter of the
Contracts during this time.     The following table shows the aggregate
dollar amount of underwriting commissions paid to NAM during the last three
years.     Such underwriting commissions are not paid to WSS.

      		Underwriting
	     Year    Commissions

     	1994    $121,960.86
     	1995    $100,715.80
      1996     $99,593.61

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by Midland. The assets are kept physically segregated and held separate and apart from our general account assets. Records are maintained of all Premiums and redemptions of Fund shares held by each of the Investment Divisions.

STATE REGULATION

Midland is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by Midland. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners semi-annually at their last known address of record.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject that are material to the Contracts. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the issue and sale of the Contracts has been provided by
Sutherland, Asbill & Brennan     L.L.P.,      of Washington, D.C.

EXPERTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company included in this Statement of Additional Information and Registration Statement have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report thereon which appears elsewhere herein and in the Registration Statement. The financial statements and schedules audited by Coopers & Lybrand LLP have been included in reliance on their report, given on their authority as experts in
accounting and auditing.     The mailing address for Coopers & Lybrand LLP is
as follows:

   Coopers & Lybrand LLP
IBM Park Building, Suite 1300
650 Third Avenue S.
Minneapolis, MN  55402-4333

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements of Midland National Life Separate Account C and Midland National Life Insurance Company should be considered only as bearing on the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of Separate Account C.




2

22




Financial Statements
For the Years Ended December 31, 1996, 1995, and 1994


	      C o n t e n t s                                        Page(s)


Report of Independent Accountants                                      1

Statement of Assets and Liabilities                                    2-3

Statements of Operations and Changes in Net Assets                     4-7

Notes to Financial Statements                                          8-10


REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Midland National Life Insurance Company:



     We have audited the accompanying statement of assets and liabilities of Midland National Life
Separate Account C (comprising, respectively, the portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II) as of
December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1996.
These financial statements are the responsibility of the Company's management.Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Midland
National Life Separate Account C at December 31,
1996, and the results of their operations and changes in their net assets for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota



March 7, 1997


MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
STATEMENT OF ASSETS AND LIABILITIES
as of DECEMBER 31, 1996

                                               							 Value
                                              								 Per
	      ASSETS                                         Shares      Share
Investments at net asset value:
 Variable Insurance Products Fund:
 Money Market Portfolio (cost $5,043,328)          5,043,328   $  1.00   $ 5,043,328
High Income Portfolio (cost $2,718,532)              235,193     12.52     2,944,612
 Equity-Income Portfolio (cost $9,775,621)           533,344     21.03    11,216,215
 Growth Portfolio (cost $9,453,983)                  338,383     31.14    10,537,243
 Overseas Portfolio (cost $3,146,349)                188,713     18.84     3,555,356

Variable Insurance Products Fund II:
 Asset Manager Portfolio (cost $4,950,112)           334,998     16.93     5,671,518
 Investment Grade Bond Portfolio (cost $1,054,543)    89,678     12.24     1,097,659
 Index 500 Portfolio (cost $3,744,891)                47,781     89.13     4,258,694
 Contrafund Portfolio (cost $2,381,351)              160,790     16.56     2,662,680
 Asset Manager Growth Portfolio (cost $929,175)       74,397     13.10       974,604

 Total investments (cost $43,197,885)                                     47,961,909

	 LIABILITIES
Accrued liabilities to be paid from:
 Variable Insurance Products Fund:
 Money Market Portfolio                                5,696
 High Income Portfolio                                 3,372
 Equity -Income Portfolio                             13,239
 Growth Portfolio                                     12,548
 Overseas Portfolio                                    4,096

 Variable Insurance Products Fund II:
 Asset Manager Portfolio                               6,816
 Investment Grade Bond Portfolio                       1,379
 Index 500 Portfolio                                   4,927
 Contrafund Portfolio                                  3,089
 Asset Manager Growth Portfolio                        1,125

 Total liabilities                                    56,287

 Net assets                                      $ 47,905,622

The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
STATEMENT OF ASSETS AND LIABILITIES - (Continued) as of DECEMBER 31, 1996

                                           						Units         Value
Net assets represented by:
 Variable Insurance Products Fund:
 Money Market Portfolio                         450,641       $11.18    $  5,037,632
 High Income Portfolio                          221,760        13.26       2,941,240
 Equity-Income Portfolio                        696,083        16.09      11,202,976
 Growth Portfolio                               700,985        15.01      10,524,695
 Overseas Portfolio                             282,107        12.59       3,551,260

Variable Insurance Products Fund II:
 Asset Manager Portfolio                        447,842        12.65       5,664,702
 Investment Grade Bond Portfolio                 97,711        11.22       1,096,280
 Index 500 Portfolio                            256,789        16.57       4,253,767
 Contrafund Portfolio                           187,702        14.17       2,659,591
 Asset Manager Growth Portfolio                  71,781        13.56         973,479

 Net assets                                                             $ 47,905,622

The accompanying notes are an integral part of the financial statements.

MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994

						  Variable Insurance Products Funds
								 Combined
                                          						      1996         1995        1994
Investment income:
 Dividend income                                 $   610,051  $   385,267   $  79,766
 Capital gains distributions                         852,325      119,444      15,723

	                                           					   1,462,376      504,711      95,489
Expenses:
 Administrative expense                               54,222       25,328       8,142
 Mortality and expense risk                          489,968      217,898      68,555

Net investment income                                918,186      261,485      18,792

Realized and unrealized gains(losses) on investments:
 Net realized gains(losses) on investments           945,397      115,024     (45,126)
 Net unrealized appreciation(depreciation) on
 investments                                       2,183,942    2,674,228     (97,100)

Net realized and unrealized gains(losses) on
 investments                                       3,129,339    2,789,252    (142,226)

Net increase(decrease) in net assets resulting from
 operations                                      $ 4,047,525  $ 3,050,737   $(123,434)

Net assets at beginning of year                  $23,945,524  $11,038,803   $ 233,806
Net increase(decrease) in net assets resulting
from operations                                    4,047,525    3,050,737    (123,434)

Capital shares transactions:
 Net premiums                                     22,109,531   10,581,601  11,255,230
 Transfers of policy loans                          (138,377)    (144,179)       -
 Transfers of surrenders                          (1,435,877)    (372,226)   (321,278)
 Transfers of death benefits                         (98,128)     (46,217)       -
 Transfers of other terminations                    (524,576)    (162,995)     (5,521)
 Interfund transfers                                    -            -           -

Net increase in net assets from capital share
 transactions                                     19,912,573    9,855,984  10,928,431

Total increase in net assets                      23,960,098   12,906,721  10,804,997

Net assets at end of year                        $47,905,622  $23,945,524 $11,038,803

The accompanying notes are an integral part of the financial statements.

	            		    Variable Insurance Products Fund
	   Money Market Portfolio                         High Income Portfolio
    1996           1995           1994            1996           1995          1994

$  219,309     $  149,556      $  49,963      $  131,237      $  55,615     $   1,379
      -              -              -             25,677           -              699
   219,309        149,556         49,963         156,914         55,615         2,078
     6,282          3,966           (386)          3,316          1,707         1,007
    52,611          6,001         13,964          30,223         17,175         4,260
   160,416        139,589         36,385         123,375         36,733        (3,189)
      -              -              -             39,094           (488)       (5,605)
      -              -              -             84,465        145,024        (3,425)
      -              -              -            123,559        144,536        (9,030)

$  160,416     $  139,589     $   36,385      $  246,934     $  181,269     $ (12,219)

$3,452,911     $2,134,127     $   36,896      $1,647,643     $  704,704     $   2,737
   160,416        139,589         36,385         246,934        181,269       (12,219)
 4,272,582      2,427,862      2,689,276       1,052,260        628,141       707,347
       370        (84,063)          -            (18,992)           905          -
  (610,463)      (207,573)      (197,524)        (98,156)        (3,633)       (6,446)
   (12,145)        (8,341)          -               (990)        (2,894)         -
  (116,605)       (54,310)          -            (18,874)       (10,701)         (393)
(2,109,434)      (894,380)      (430,906)        131,415        149,852        13,678
 1,424,305      1,179,195      2,060,846       1,046,663        761,670       714,186
 1,584,721      1,318,784      2,097,231       1,293,597        942,939       701,967

$5,037,632     $3,452,911     $2,134,127      $2,941,240     $1,647,643     $ 704,704


MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued) for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994

					    Variable Insurance Products Fund
						 Equity-Income Portfolio

					                                            1996          1995         1994
Investment income:
 Dividend income                          $     9,062     $  84,766     $ 20,434
 Capital gains distributions                  259,769       103,811        2,143
                                   					      268,831       188,577       22,577
 Expenses:
 Administrative expense                        12,821         5,142        1,140
 Mortality and expense risk                   116,283        47,852        9,042
Net investment income                         139,727       135,583       12,395

Realized and unrealized gains(losses) on
investments:
 Net realized gains(losses) on investments    232,696        50,124         (838)
 Net unrealized appreciation(depreciation)
 on investments                               639,710       792,899        7,652

Net realized and unrealized gains(losses)
 on investments                               872,406       843,023        6,814

Net increase(decrease) in net assets
 resulting from operations               $  1,012,133   $   978,606  $    19,209

Net assets at beginning of year          $  5,535,894   $ 1,754,790  $    29,066
Net increase(decrease) in net assets
 resulting from operations                  1,012,133       978,606       19,209

Capital shares transactions:
 Net premiums                               4,495,843     2,393,449    1,555,505
 Transfers of policy loans                    (16,252)      (30,250)        -
 Transfers of surrenders                     (146,734)       (5,378)     (14,353)
 Transfers of death benefits                  (47,195)      (11,605)        -
 Transfers of other terminations             (171,438)      (27,844)        -
 Interfund transfers                          540,725       484,126      165,363

Net increase in net assets from capital
 share transactions                         4,654,949     2,802,498    1,706,515

Total increase in net assets                5,667,082     3,781,104    1,725,724

Net assets at end of year                $ 11,202,976   $ 5,535,894  $ 1,754,790


The accompanying notes are an integral part of the financial statements.


			   Variable Insurance Products Fund
	             	Growth Portfolio                        Overseas Portfolio
      	 1996         1995         1994           1996         1995         1994

  $     13,629  $     9,943 $       342     $    28,907 $     6,509  $       582
       344,126         -          3,615          31,798       6,509         -
       357,755        9,943       3,957          60,705      13,018          582
       	11,964        4,688       1,147           4,460       3,030        1,784
       109,649       48,286       8,834          41,952      31,243        9,379
       236,142      (43,031)     (6,024)         14,293     (21,255)     (10,581)
       342,671       49,376      (9,769)         51,904      (4,096)       1,635
       260,988      795,521      26,404         237,970     215,778      (44,981)
       603,659      844,897      16,635         289,874     211,682      (43,346)

  $    839,801  $   801,866 $    10,611     $   304,167 $   190,427  $   (53,927)

  $  4,630,311  $ 1,577,355 $    25,617     $ 2,467,800 $ 1,529,642  $    17,740
       839,801      801,866      10,611         304,167     190,427      (53,927)
     4,775,149    2,063,830   1,445,857         897,349     939,866    1,500,159
       (19,252)       1,918        -            (10,209)     (4,570)        -
      (169,952)     (14,054)    (21,580)        (93,933)    (30,716)     (12,830)
       	(2,219)      (2,721)       -             (8,833)     (2,457)        -
       (49,452)     (16,169)       (425)        (24,888)    (10,988)        (395)
       520,309      218,286     117,275          19,807    (143,404)      78,895
     5,054,583    2,251,090   1,541,127         779,293     747,731    1,565,829
     5,894,384    3,052,956   1,551,738       1,083,460     938,158    1,511,902

  $ 10,524,695  $ 4,630,311 $ 1,577,355     $ 3,551,260 $ 2,467,800  $ 1,529,642



MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued) for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994

			 Variable Insurance Products Fund II
			      Asset Manager Portfolio


                                         						   1996          1995          1994
Investment income:
 Dividend income                              $   149,107   $    58,611   $     7,066
 Capital gains distributions                      122,948          -            9,226

                                          						  272,055        58,611        16,292
 Expenses:
 Administrative expense                             7,320         5,073         2,981
 Mortality and expense risk                        67,334        49,939        19,372

Net investment income                             197,401         3,599        (6,061)

Realized and unrealized gains(losses) on investments:
 Net realized gains(losses) on investments         87,754         1,832       (29,778)
 Net unrealized appreciation(depreciation) on
 investments                                      305,446       501,254       (87,326)

Net realized and unrealized gains(losses) on
 investments                                      393,200       503,086      (117,104)

Net increase(decrease) in net assets resulting
 from operations                              $   590,601   $   506,685   $  (123,165)

Net assets at beginning of year               $ 4,067,451   $ 2,708,296   $   120,282
Net increase(decrease) in net assets resulting
 from operations                                  590,601       506,685      (123,165)

Capital shares transactions:
 Net premiums                                   1,367,766     1,080,935     2,725,096
 Transfers of policy loans                        (16,660)      (28,119)         -
 Transfers of surrenders                         (159,533)     (106,073)      (60,424)
 Transfers of death benefits                      (22,205)      (10,336)         -
 Transfers of other terminations                  (83,451)      (28,833)       (4,308)
 Interfund transfers                              (79,267)      (55,104)       50,815

Net increase in net assets from capital share
 transactions                                   1,006,650       852,470     2,711,179

Total increase in net assets                    1,597,251     1,359,155     2,588,014

Net assets at end of year                     $ 5,664,702   $ 4,067,451   $ 2,708,296


The accompanying notes are an integral part of the financial statements.

			    Variable Insurance Products Fund II
			      Investment Grade Bond Portfolio
               		 Index 500                                 Portfolio
       1996         1995         1994           1996          1995          1994
  $    30,902    $  11,234    $    -       $    13,188     $   6,043     $    -
         -            -              26         33,913           827            14
       30,902       11,234           26         47,101         6,870            14
       	1,306          631          239          3,713           882           230
       11,709        5,847        1,821         33,478         9,800         1,883
       17,887        4,756       (2,034)         9,910        (3,812)       (2,099)
       16,413        4,272         (719)       130,338        13,011           (52)
       (6,743)      51,182       (1,314)       342,676       165,241         5,890
	       9,670       55,454       (2,033)       473,014       178,252         5,838

  $    27,557    $  60,210    $  (4,067)   $   482,924     $ 174,440     $   3,739

  $   578,159    $ 299,623    $   1,245    $   983,298     $ 330,266     $     223
       27,557       60,210       (4,067)       482,924       174,440         3,739
      521,107      263,700      303,858      2,506,543       395,859       328,132
       (9,375)        -            -           (19,357)         -             -
      (51,740)        (393)        (160)       (81,856)       (4,406)       (7,961)
	        -            -            -            (1,602)       (7,863)         -
       (6,831)      (5,791)        -           (41,788)       (8,359)         -
       37,403      (39,190)      (1,253)       425,605       103,361         6,133
      490,564      218,326      302,445      2,787,545       478,592       326,304
      518,121      278,536      298,378      3,270,469       653,032       330,043
  $ 1,096,280    $ 578,159    $ 299,623    $ 4,253,767     $ 983,298     $ 330,266


MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS - (Continued) for the YEARS ENDED DECEMBER 31, 1996 and 1995

			 Variable Insurance Products Fund II
				Contrafund Portfolio

                                  					  Asset Manager            Growth Portfolio
                                  					1996         1995          1996         1995
Investment income:
 Dividend income                  $      -       $   1,716    $  14,710     $   1,274
 Capital gains distributions            4,815        3,433       29,279         4,864
                                   					4,815        5,149       43,989         6,138
 Expenses:
 Administrative expense                 2,275          157          765            52
 Mortality and expense risk            20,104        1,322        6,625           433

Net investment income                 (17,564)       3,670       36,599         5,653

Realized and unrealized gains(losses) on investments:
 Net realized gains(losses) on
  investments                          39,350          952        5,177            41
 Net unrealized appreciation
  (depreciation) on investments       274,444        6,886       44,986           443

Net realized and unrealized gains
  (losses) on investments             313,794        7,838       50,163           484

Net increase(decrease) in net assets
  resulting from operations       $   296,230    $  11,508    $  86,762     $   6,137

Net assets at beginning of year   $   425,021    $    -       $ 157,036     $    -
Net increase(decrease) in net assets
  resulting from operations           296,230       11,508       86,762         6,137

Capital shares transactions:
 Net premiums                       1,564,947      266,136      655,985       121,823
 Transfers of policy loans            (14,296)        -         (14,354)         -
 Transfers of surrenders              (23,252)        -            (258)         -
 Transfers of death benefits           (2,939)        -            -             -
 Transfers of other terminations       (4,941)        -          (6,308)         -
 Interfund transfers                  418,821      147,377       94,616        29,076

Net increase in net assets from
 capital share transactions         1,938,340      413,513      729,681       150,899

Total increase in net assets        2,234,570      425,021      816,443       157,036

Net assets at end of year         $ 2,659,591    $ 425,021    $ 973,479     $ 157,036

The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS



(1)  Organization and Significant Accounting Policies

     Midland National Life Separate Account C
("Separate Account"), a unit investment trust, was established as a segregated investment account of Midland National Life Insurance Company ("the
Company") in accordance with the provisions of the South Dakota Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable annuity contracts of the Company.

     The Separate Account invests solely in specified portfolios of Variable Insurance Products Fund and
Variable Insurance Products Fund II ("the Funds"), diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. The Contrafund and Asset Manager
Growth portfolios were introduced in 1995. All other portfolios have been in existence for more than three years. Investments in shares of the Funds are valued at the net asset values of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Fair value of investments is also the net asset value. Walnut
Street Securities serves as the underwriter of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments.

     The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate
Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate
Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate
Account may also be made.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)     Expense Charges

     The Company is compensated for certain expenses.
A contract administration fee is charged at an effective annual rate of .15% of the value of the assets in the Separate Account to cover the Company's recordkeeping and other administrative expenses incurred to operate the Separate Account.

     A mortality and expense risk fee is charged at an effective annual rate of 1.25% of the value of the assets in the Separate Account in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. A $33 charge is deducted from the Separate Account value at the end of each contract year, upon full withdrawal or at maturity.

     A transfer charge of $25 is imposed on each transfer between portfolios of the Separate Account in excess of 15 transfers in any one contract year.
A deferred sales charge may be imposed in the event of a full or partial withdrawal within the first six contract years. The charge, as described in the Separate Account's prospectus, is a percentage of the premium withdrawn. A free partial withdrawal can be made after the first contract year if the amount of the withdrawal is less than 10% of the total premiums paid and represents the first withdrawal in the contract year.



MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS - (Continued)




(3)  Purchases and Sales of Investment Securities

     The aggregate cost of purchases and proceeds from sales of investments for the years ended
December 31, 1996, 1995, and 1994 were as follows:




                       			 1996                    1995                    1994
               		 Purchases     Sales    Purchases      Sales    Purchases      Sales
Portfolio
Variable Insurance Products Fund:

 Money Market  $21,770,832 $20,184,322 $11,196,889 $ 9,876,492 $13,317,547 $11,218,076
 High Income     1,623,638     452,169     888,869      89,297     922,604     210,837
 Equity-Income   5,847,193   1,045,612   3,383,946     441,477   2,055,273     334,443
 Growth          6,383,402   1,085,482   2,519,137     307,501   1,681,546     144,688
 Overseas        1,433,148     638,294   1,225,697     498,085   1,816,836     259,906

Variable Insurance Products Fund II:

 Asset Manager   2,005,420     799,323   1,584,016     726,420   3,383,150     674,860
 Investment
  Grade Bond       729,557     220,402     300,334      76,922     317,328      16,573
 Index 500       3,217,072     415,814     538,870      63,352     347,045      22,454
 Contrafund      2,272,788     349,389     425,185       7,535        -           -
 Asset Manager
  Growth           839,710      72,475     157,037         315        -           -

       	       $46,122,760 $25,263,282 $22,219,980 $12,087,396 $23,841,329 $12,881,837


(4) Summary of Changes from Unit Transactions
    Transactions in units for the years ended
December 31, 1996, 1995, and 1994 were as follows:

                         		1996                    1995                     1994
                		Purchases     Sales     Purchases     Sales      Purchases      Sales
 Portfolio
Variable Insurance Products Fund:

 Money Market   1,965,259   1,835,459   1,047,251    933,525     1,308,723   1,105,283
 High Income      115,859      33,434      75,488      7,130        90,728      20,019
 Equity-Income    371,604      61,328     254,614     32,681       192,510      31,497
 Growth           420,441      67,194     210,022     22,824       172,127      14,126
 Overseas         115,187      50,402     114,354     44,488       169,067      23,317

Variable Insurance Products Fund II:

 Asset Manager    147,495      62,120     148,566     66,155       332,194      63,612
 Investment Grade
  Bond             64,302      19,022      27,779      6,792        32,872       1,552
 Index 500        211,021      25,537      43,113      4,483        34,706       2,053
 Contrafund       177,080      25,284      36,480        574          -           -
 Asset Manager
  Growth           63,374       5,275      13,682       -             -           -



MIDLAND NATIONAL LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS - (Continued)


(5)  Net Assets

     Net assets at December 31, 1996,
consisted of the following:

                                          			    Accumulated
                                              			Net            Net
                                          			    Investment     Unrealized
                                 Capital         Income and     Appreciation
                                 Share           Net Realized   of
                         			     Transactions    Gains          Investments    Total
Portfolio
Variable Insurance Products  Fund:

 Money Market                $  4,701,063    $   336,569     $      -     $  5,037,632
 High Income                    2,525,242        189,918         226,080     2,941,240
 Equity-Income                  9,192,563        569,819       1,440,594    11,202,976
 Growth                         8,872,091        569,344       1,083,260    10,524,695
 Overseas                       3,110,363         31,890         409,007     3,551,260

Variable Insurance Products Fund II:

 Asset Manager                  4,688,620        254,676         721,406     5,664,702
 Investment Grade Bond          1,012,577         40,587          43,116     1,096,280
 Index 500                      3,592,661        147,303         513,803     4,253,767
 Contrafund                     2,351,853         26,409         281,329     2,659,591
 Asset Manager Growth             880,580         47,470          45,429       973,479

                     			     $ 40,927,613    $ 2,213,985     $ 4,764,024  $ 47,905,622

(6)  Subsequent Events



     In 1996, the Company filed with the Securities &
Exchange Commission an application for an order of exemption pursuant to Section 17(b) of the Investment
Company Act of 1940 from Section 17(a) of the Act which will permit the transfer of the entire amount of assets and the assumption of the entire amount of liabilities of the Investors Life Separate Account D into the Separate Account C. Separate Account D issues certain variable annuity contracts that were sponsored by Investors Life Insurance Company of
Nebraska ("Investors Life"), a wholly-owned insurance subsidiary of the Company. These variable annuity contracts are nearly identical in all material respects to the variable annuity contracts issued by Separate Account C. This transaction was the result of certain business decisions whereby Investors Life will be reorganized with and merged into the Company, with the Company remaining as the surviving corporation. The Company will assume ownership of all assets of Investors Life, including all assets held in Separate Account D. This reorganization was structured so that there would be no change in the rights and benefits of persons having an interest in the variable annuity contracts issued by either of the separate accounts and no change in the net asset values held by the respective participants of either of the Separate Accounts. This transaction occurred effective January 2, 1997.






Midland National Life Insurance Company

Consolidated Financial Statements
For the Years Ended December 31, 1996, 1995, and 1994




                                                C o n t e n t s

                                                                Page(s)

Report of Independent Accountants...............................      1

Consolidated Balance Sheets....................................       2

Consolidated Statements of Income...............................      3

Consolidated Statements of Stockholders' Equity...................    4

Consolidated Statements of Cash Flows...........................    5-6

Notes to Consolidated Financial Statements.......................  7-20










REPORT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Midland National Life Insurance Company:

          We have audited the accompanying consolidated balance sheets of Midland National Life Insurance
Company, a majority-owned subsidiary of Sammons
Enterprises, Inc., as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Midland National Life

Insurance Company as of December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended
December 31, 1996, in conformity with generally accepted accounting principles.





COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
March 7, 1997

MIDLAND NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
as of DECEMBER 31, 1996 and 1995
(Amounts in thousands, except share and per share amounts)

     ASSETS

                                                        1996           1995
Investments:

     Fixed maturities...............................$ 1,840,902      $ 1,689,811

     Equity securities..............................    215,964          221,712

     Policy loans..................................     154,090          142,795

     Short-term investments........................     242,857          224,109

     Other invested assets...................... ..      18,495            6,271

     Total investments.............................   2,472,308        2,284,698



Cash .............................................        3,578            9,299

Accrued investment income.........................       32,613           34,493

Deferred policy acquisition costs....................   427,218          410,051

Present value of future profits of acquired business...  21,308           26,414

Other receivables and other assets.....................  23,922           35,476

Separate account assets................................. 81,516           44,273


Total assets....................................... $ 3,062,463      $ 2,844,704





                                   LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

     Policyholder account balances................. $ 1,789,732    $ 1,707,898

     Policy benefit reserves........................    404,806        379,787

     Policy claims and benefits payable.............     31,512         30,347

     Federal income taxes............................    39,315         31,019

     Other liabilities...............................    90,267         73,903

     Separate account liabilities....................    81,516         44,273


Total liabilities...................................  2,437,148      2,267,227


Commitments and contingencies.......................... Stockholders' equity:

       Common stock $1 par value, 2,549,439 shares
       authorized, issued and outstanding................    2,549       2,549

       Additional paid-in capital........................   33,707      33,707

       Net unrealized appreciation of investment securities.18,825      31,027

       Retained earnings................................   570,234     510,194

       Total stockholders' equity.......................   625,315     577,477

Total liabilities and stockholders' equity.............$ 3,062,463 $ 2,844,704


MIDLAND NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994
(Amounts in thousands)

                                                                    1996                1995               1994
Revenues:
      Premiums.................................................$ 101,423           $ 100,858          $ 101,296

      Interest sensitive life and investment product charges...  150,839             139,611            113,334

      Net investment income....................................  173,583             167,020            150,318

      Net realized investment gains (losses)...................    6,839               1,762            (17,764)

      Net unrealized gains (losses) on trading securities......    6,200               7,057            (13,277)

      Other income.............................................    4,362               5,754              4,545

      Total revenues...........................................  443,246             422,062            338,452


Benefits and expenses:

      Benefits incurred........................................  151,208            139,056             144,178

      Interest credited to policyholder account balances.......  103,618            102,339              86,395

      Total benefits...........................................  254,826            241,395             230,573

      Operating expenses.......................................   43,243             43,726              34,249

      Amortization of deferred policy acquisition costs and
      present value of future profits of acquired business.....   53,316             51,576              39,820

      Total benefits and expenses..............................  351,385            336,697             304,642

      Income before income taxes...............................   91,861             85,365              33,810

      Income taxes.............................................   31,821             28,703               9,837

Net income................................................... $   60,040         $   56,662          $   23,973


MIDLAND NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994
(Amounts in thousands)

                                                                    Net Unrealized
                                                                    Appreciation
                                                       Additional  (Depreciation)
                                            Common      Paid-In     of Investment  Retained
                                            Stock       Capital     Securities     Earnings      Total
Balance at January 1, 1994................$ 2,549      $ 33,707    $     3,785    $ 452,734  $ 492,775

Adjustment to beginning balance for
change in accounting principle............      -             -         33,616            -     33,616

Net income................................      -             -              -       23,973     23,973

Dividends paid on common stock............      -             -              -      (12,850)   (12,850)

Net depreciation of available
for sale investments......................      -             -        (47,404)           -    (47,404)

Balance at December 31, 1994..............  2,549        33,707        (10,003)     463,857    490,110

Net income................................      -             -              -       56,662     56,662

Dividends paid on common stock.............     -             -              -      (10,325)   (10,325)

Net appreciation of available
for sale investments.......................     -             -         41,030            -     41,030

Balance at December 31, 1995............... 2,549        33,707         31,027      510,194    577,477

Net income.................................     -             -              -       60,040     60,040

Net depreciation of available
for sale investments.......................     -             -        (12,202)           -    (12,202)

Balance at December 31, 1996............. $ 2,549      $ 33,707      $  18,825    $ 570,234  $ 625,315


The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994
(Amounts in thousands)



                                                                             1996               1995              1994
Cash flows from operating activities:

    Net income     ............................................      $     60,040       $     56,662      $     23,973

    Adjustments to reconcile net income to net cash provided by operating activities:

    Amortization of deferred policy acquisition costs and
        present value of future profits of acquired
        business...............................................            53,316              51,576           39,820

     Net amortization of premiums and discounts on
         investments...........................................             5,532               4,828            3,577

     Policy acquisition costs deferred ........................           (65,285)            (63,717)         (61,045)

     Net realized investment (gains) losses....................            (6,839)             (1,762)          17,764

     Net unrealized (gains) losses on trading securities.......            (6,200)             (7,057)          13,277

     Net proceeds from (cost of) trading securities............             5,788             (23,305)          47,585

     Deferred income taxes.....................................            12,177              (5,721)          (6,953)

     Net interest credited and product charges on
        universal life and investment policies.................           (47,221)            (37,272)         (26,939)

Changes in other assets and liabilities:

     Net receivables and payables..............................            32,863              12,346            8,172

     Policy benefits...........................................            26,185              23,500           21,659

     Other     ................................................              (277)                539              (19)

     Net cash provided by operating activities...................          70,079              10,617           80,871

Cash flows from investing activities:

     Proceeds from investments sold, matured, or repaid:

     Fixed maturities     .......................................       1,422,426             911,883          736,651

     Equity securities...........................................         129,827              51,567           12,171

     Other invested assets.......................................           2,055                 421            1,486

     Cost of investments acquired:

     Fixed maturities............................................      (1,569,779)           (994,486)      (1,071,431)

     Equity securities...........................................        (145,096)            (41,968)         (26,229)

     Other invested assets.......................................         (14,245)             (2,283)               -

     Net change in policy loans..................................         (11,295)             (9,883)         (10,425)

     Net change in short-term investments........................         (18,748)            (24,963)          90,704

     Net change in security lending..............................               -             (33,239)          33,239

     Payment for purchase of insurance business, net of
        cash acquired.............................................              -                (440)          32,215

     Net cash used in investing activities........................       (204,855)           (143,391)        (201,619)


The accompanying notes are an integral part of the financial statements.


MIDLAND NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) for the YEARS ENDED DECEMBER 31, 1996, 1995, and 1994
(Amounts in thousands)


                                                                                     1996             1995            1994
Cash flows from operating activities:

  Receipts from universal life and investment products.............           $   285,569      $   272,511     $   237,792

  Benefits paid on universal life and investment products..........              (156,514)        (129,024)        (98,775)

  Dividends paid to common stockholders..............................                   -          (10,325)        (12,850)

  Net cash provided by financing activities..............................         129,055          133,162         126,167

  (Decrease) increase  in cash..............................................       (5,721)             388           5,419

  Cash at beginning of year...................................................      9,299            8,911           3,492

  Cash  at end of year........................................................$     3,578     $      9,299    $      8,911

Supplemental disclosures of cash information:

  Cash paid during the year for:

     Interest.................................................................$       166     $        188    $        210

     Income taxes, paid to parent..........................................        16,772           25,376          23,573

Noncash operating, investing and financing activity:

     Policy loans and receivables from state guaranty
     associations and others received in assumption
     reinsurance agreements.................................................            -            9,723          48,546


The accompanying notes are an integral part of the financial statements.

(1)     Summary of Significant Accounting Policies Organization

     Midland National Life Insurance Company ("Midland") is a majority-owned subsidiary of Sammons Enterprises, Inc.
("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry in 49 states.

Basis of Presentation

     The accompanying consolidated financial statements include the accounts of Midland and its wholly-owned subsidiaries (collectively "the Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

     Effective May 31, 1996, Midland sold its wholly-owned subsidiary, North American Management, Inc. (NAM), to an unrelated party for a net consideration which approximated the net equity of NAM at May 31, 1996. The operations of the subsidiary, which were included through May 31, 1996, were not material to the consolidated group.

      On January 2, 1997, Investors Life Insurance Company of Nebraska was merged into Midland. Since this wholly-owned subsidiary was previously consolidated with Midland, this merger will have no impact on the consolidated financial statements of Midland.

     In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates. The following are the more significant elements of the financial statements affected by the use of estimates and assumptions:

    Investment values.
    Deferred policy acquisition costs.
    Present value of future profits of acquired business.
    Policy benefit reserves and claims reserves.
    Fair value of financial instruments.

    The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

Investments

      The Company adopted the provisions of the FASB's Statement of Financial Accounting Standards No. 115
"Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") in 1994. SFAS 115 requires the Company to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities
(common and nonredeemable preferred stocks) into three
categories:   securities that the Company has the positive
intent and the ability to hold to maturity are classified as "held to maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held to maturity or as trading securities are classified as "available for sale". The Company has no securities classified as held-to-maturity.

    SFAS 115 requires fixed maturity investments classified as trading or available-for-sale to be reported at fair value in the balance sheet. The cumulative effect of adopting SFAS 115 for available-for-sale securities is reflected in stockholders' equity (as a cumulative effect of a change in accounting principle) in 1994. There was no material effect of adopting SFAS 115 for trading securities.

     Trading securities are held for resale in anticipation of short-term market movements. The Company's trading securities are stated at market value. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the consolidated statement of cash flows.

     Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included directly in stockholders' equity, net of related adjustments to deferred policy acquisition costs and deferred income taxes. Cash flows from available-for-sale security transactions are included in investing activities in the consolidated statement of cash flows.

     Policy loans and other invested assets are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.


     Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

     When a decline in value of an investment is determined to be other than temporary, the specific investment is carried at estimated realizable value and its original book value is reduced to reflect this impairment. Such reductions in book value are recognized as realized investment losses in the period in which they were written down.

     For CMOs and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

     The Company periodically enters into agreements to sell and repurchase securities. The commitment to repurchase securities sold under these agreements are reported as liabilities and the investments acquired with the funds received from the securities sold are included in short-term investments.



Recognition of Traditional Life, Health, and Annuity
Premium Revenue and Policy Benefits

     Traditional life insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life insurance policies. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

     Liabilities for policy benefit reserves for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range from 6.5% to 11.0%.

Recognition of Revenue and Policy Benefits for Interest
Sensitive Life Insurance Products
     and Investment Contracts (Interest Sensitive Policies)

     Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest credited to the account balances.

     Policy reserves for universal life and other interest-sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 3% to 7% in 1996, 3% to 7.5% in 1995, and 3.5% to 7.5% in 1994. For certain contracts these crediting rates extend for periods in excess of one year.

Deferred Policy Acquisition Costs

     Policy acquisition costs which vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and variable agency expenses.

     Costs deferred related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.


     Costs deferred related to interest sensitive policies are being amortized over the lives of the policies (up to 25 years) in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience.


     Policy acquisition costs deferred and amortized for years ended December 31 are as follows:


                                                                                     1996                1995             1994
Deferred policy acquisition costs, beginning of year..............               $ 410,051           $ 415,594        $  86,637

  Commissions deferred............................................                  55,005              52,533           50,252

  Underwriting and acquisition expenses deferred.................                   10,280              11,184           10,793

  Change in offset to unrealized gains and losses.................                      92             (22,325)           7,011

  Amortization....................................................                 (48,210)            (46,935)         (39,099)

Deferred policy acquisition costs, end of year.....................              $ 427,218           $ 410,051        $ 415,594


     To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired business had those gains or losses actually been realized, the adjustments are recorded directly to stockholders' equity as an offset to the unrealized gains or losses with no effect on income.

Present Value of Future Profits of Acquired Business

     The present value of future profits of acquired business
(PVFP) represents the portion of the purchase price of a block of business which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits.
The composition of the PVFP for the years ended
December 31 is summarized below:

  Balance at beginning of year...... $ 26,414     $ 31,495           $     -

    Value of in force acquired.....         -         (440)           32,216

    Amortization...................    (5,106)      (4,641)             (721)

  Balance at end of year...........  $ 21,308     $ 26,414          $ 31,495


Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 19 percent of the December 31, 1996, balance of PVFP in 1997, 16 percent in 1998, 14 percent in 1999, 12 percent in 2000, and 10 percent in 2001. The interest rates used to determine the amortization of the cost of policies purchased ranged from 5.5 percent to 6.5 percent.

Policy Claims and Benefits Payable

            The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience.
Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are continually reviewed and adjustments to such liabilities are reflected in current operations



Federal Income Taxes

          The Company is a member of SEI's consolidated
United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate consolidated return with its subsidiaries. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue
Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by the Parent.

          Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Separate Account

     Separate account assets and liabilities represent funds held for the exclusive benefit of variable universal life and annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. Operations of the separate accounts are not included in these consolidated financial statements.

Reclassifications

     Certain items in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 presentation.

(2)     Fair Value of Financial Instruments

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, short-term investments, policy loans, and other invested assets: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Investment securities: Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.
The fair value of equity securities are based on quoted market prices.

Investment-type contracts: Fair values for the Company's liabilities under investment - type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value was estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.




          These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                                       December 31, 1996               December 31, 1995

                                                                  Carrying          Estimated       Carrying          Estimated
                                                                 Value Fair            Value         Value Fair           Value

 Financial assets:
   Fixed maturities - available for sale........               $ 1,807,362       $ 1,807,362       $ 1,680,408       $ 1,680,408

   Fixed maturities - trading.....................                  33,540            33,540             9,403             9,403

   Equity securities - available for sale......                     67,498            67,498            50,582            50,582

   Equity securities - trading....................                 148,466           148,466           171,130           171,130

   Policy loans.......................................             154,090           154,090           142,795           142,795

   Short-term investments.......................                   242,857           242,857           224,109           224,109

   Other investments..............................                  18,495            18,495             6,271             6,271

Financial liabilities:

Investment-type insurance contracts.......                         615,000           597,000            609,000          590,000


(3)     Investments and Investment Income

   Fixed Maturities and Equity Security Investments

     The amortized cost and estimated fair value of fixed maturities and equity securities classified as available for sale are as follows:

                                             December 31, 1996

                                                           Gross            Gross
                                                           Unrealized       Unrealized            Estimated
                                                           Amortized        Holding               Holding             Fair
                                                           Cost             Gains                 Losses              Value
Fixed maturities:

U.S. Treasury and other U.S. Government

corporations and agencies.................            $    671,485         $   4,798              $    783       $    675,500

Obligations of U.S. states and political
subdivisions......................................           3,203               267                     -              3,470

Corporate securities..........................             522,349            26,551                   961            547,939

Mortgage-backed securities..............                   572,763             8,242                   634            580,371

Other debt securities.........................                  79                 3                     -                 82

Total fixed maturities......................             1,769,879            39,861                 2,378          1,807,362

Equity securities..............................             60,798             7,912                 1,212             67,498

Total available for sale....................           $ 1,830,677          $ 47,773               $ 3,590         $1,874,860


                                                          December 31, 1995


                                                                    Gross              Gross
                                                                    Unrealized         Unrealized                    Estimated
                                                                    Amortized          Holding       Holding         Fair
                                                                    Cost               Gains         Losses          Value
Fixed maturities:

    U.S. Treasury and other U.S. Government
corporations and agencies.................................     $    663,677       $   6,449        $ 1,791     $    668,335

    Obligations of U.S. states and political
subdivisions..............................................            3,604             418              -            4,022

    Corporate securities..................................          495,345          39,129            196           534,278

    Mortgage-backed securities...........................           449,177          15,882            230           464,829

    Other debt securities..................................          10,215               6          1,277             8,944

    Total fixed maturities.................................       1,622,018          61,884          3,494         1,680,408

    Equity securities......................................          45,837           7,045          2,300            50,582

    Total available for sale...............................     $ 1,667,855        $ 68,929        $ 5,794        $1,730,990

     The amortized cost of the fixed maturities and the cost of the equity securities classified as trading securities are $33,735 and $148,291, respectively, at December 31,
1996, and $9,160 and $177,593, respectively, at
December 31, 1995.



     The net unrealized appreciation on the available-for-sale securities is reduced by deferred policy acquisition costs and deferred income taxes at December 31, as shown below:

                                                         1996         1995

  Gross unrealized appreciation ......................$ 44,183      $ 63,135

  Deferred policy acquisition costs .................. (15,220)      (15,312)

  Deferred income taxes............................... (10,138)      (16,796)

  Net unrealized appreciation of investments.......... $ 18,825     $ 31,027


     The change in net unrealized gains (losses) on
available-for-sale fixed maturity and equity security
investments were as follows:
                                                                          1996        1995               1994
    Fixed maturities...................................................$ (20,907)    $ 79,603         $ (87,911)

    Equity securities..................................................    1,955        5,974            (6,377)

    Less DAC impact..................................................         92      (22,325)           21,219

    Less deferred income tax effect..............................          6,658      (22,222)           25,665

    Net change in unrealized gains (losses)..................          $ (12,202)    $ 41,030        $  (47,404)

     The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 1996, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Estimated
                                                       Amortized     Fair
                                                       Cost          Value

  Due in one year or less........................ $    173,223   $    173,283

  Due after one year through five years..........      661,453        670,036

  Due after five years through ten years........       183,194        192,562

  Due after ten years...........................       179,246        191,109

  Securities not due at a single maturity date (primarily
   mortgage-backed securities)..................       572,763        580,372

  Total fixed maturities........................   $ 1,769,879    $ 1,807,362

Investment Income and Investment Gains (Losses)

     Major categories of investment income are summarized as follows:

                                        1996         1995             1994
  Gross investment income:

    Fixed maturities................ $ 126,733    $ 121,003       $ 112,120

    Equity securities.................  22,202       20,885          22,450

    Policy loans......................  10,327        9,485           7,369
    Short-term investments............  16,946       18,648          12,344
    Other Invested Assets............      553          490             589
    Gross investment income..........  176,761      170,511         154,872
    Less investment expenses........     3,178        3,491           4,554


    Net investment income........... $ 173,583    $ 167,020       $ 150,318

     The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                                 1996                       1995                        1994
                                                 Realized                   Realized                    Realized
                                                 Unrealized                 Unrealized -                Unrealized
                                                 -Trading                   Trading                     -Trading
                                                 Securities                 Securities                  Securities


   Fixed maturities.................     $  8,047       $  (438)   $  14,303     $    834    $   (6,115)    $    (591)

   Equity securities................       (1,196)         6,638     (12,608)       6,223       (11,669)      (12,686)

   Other............................          (12)            -           67            -            20             -

    Net investment gains (losses)         $  6,839       $ 6,200   $   1,762      $ 7,057     $ (17,764)    $ (13,277)

Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales
(excluding maturities, calls and prepayments) during 1996, 1995, and 1994 were as follows:


                                            1996                            1995                                  1994
                               Fixed                             Fixed                                  Fixed
                               Maturities        Equity          Maturities         Equity              Maturities      Equity

   Proceeds from sales        $ 1,020,090      $ 106,354       $ 651,092          $ 51,547            $ 489,418       $ 12,171

   Gross realized gains            10,418            787          15,205               617                4,634            254

   Gross realized losses            5,030          1,954           4,241             2,802               11,115          1,003

Other

     At December 31, 1996, and 1995, securities amounting to approximately $16,816 and $16,518, respectively, were on deposit with regulatory authorities as required by law.

     The Company periodically enters into repurchase agreements with brokerage firms. No investments were outstanding under repurchase agreements at December
31, 1996 and 1995.

     The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government
Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholders' equity at December 31, 1996, except for an investment in Apollo Computers with a carrying value of $75,139.


(4)     Income Taxes

     The significant components of the provision for federal income taxes are as follows:


                                         1996        1995      1994

  Current..............................$ 19,644   $ 34,424  $ 16,790

  Deferred.............................  12,177     (5,721)   (6,953)

  Total federal income tax expense.....$ 31,821   $ 28,703  $  9,837

Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:


                                                 1996      1995      1994

  At statutory Federal income tax rate........$ 32,151  $ 29,980   $ 11,755

  Dividends received deductions...............  (1,391)   (1,718)    (1,798)

  Other, net..................................   1,061       441       (120)

     Total federal income tax expense.........$ 31,821  $ 28,703  $   9,837

     The federal income tax liability as of December 31 is comprised of the following:

                                                 1996              1995

  Net deferred income tax liability.......... $ 33,432         $ 27,913

  Income taxes currently due.................    5,883            3,106

    Federal income tax liability............. $ 39,315         $ 31,019

     The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                                         1996              1995
  Deferred tax liabilities:

    Present value of future profits of acquired businesses........ $    7,458         $    9,276

    Deferred policy acquisition costs.............................    114,971            112,818

    Investments...................................................     17,541             22,330

    Other.........................................................      2,909                  -

      Total deferred income tax liabilities.......................    142,879             144,424

  Deferred tax assets:

    Policy liabilities and reserves...............................    109,447             115,547

    Other.........................................................          -                 964

      Total gross deferred income tax assets......................    109,447             116,511

      Net deferred income tax liability........................... $   33,432           $  27,913

     Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that such events are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 1996.

(5)     Reinsurance

     The Company is involved in both the cession and assumption of reinsurance with other companies.
Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:


                              1996                1995               1994

                      Ceded      Assumed    Ceded     Assumed    Ceded  Assumed
  Premiums written... $ 13,759   $ 7,116  $ 13,165    $ 5,368  $ 7,516  $ 5,210
  Claims incurred....   12,170     6,068    11,899      5,204    7,546    7,069

     The Company presently reinsures the excess of each individual risk over $500 on ordinary life insurance in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis.

        To the extent that reinsurers may not be able to meet the obligations assumed under the reinsurance contracts, the Company is contingently liable to pay policy benefits.
         Effective January 1, 1996, the Company assumed certain policy risks ($22,591,000 of life insurance in force at December 31, 1996) from its affiliate, North American Company for Life and Health Insurance, and its subsidiaries. The Company has reflected a risk and profit charge of $1,119 in other income.

(6)         Statutory Financial Data and Dividend
Restrictions

        The Company is domiciled in South Dakota. Its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners
(NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

              Generally, the net assets of the Company available for distribution to its shareholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends which can be paid by Midland and its subsidiaries during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The maximum amount of dividends payable in 1997 without prior approval of regulatory authorities is approximately
$30,000.

            Combined statutory net income of the Company and its insurance subsidiaries for the years ended
December 31, 1996 and 1995 is approximately $16,000 and $39,000, respectively, and capital and surplus at December 31, 1996 and 1995 is approximately $300,000 and $284,000, respectively, in accordance with statutory accounting principles.

(7)     Employee Benefits

     Midland participates in a noncontributory defined benefit pension plan sponsored by SEI which covers substantially all home office employees of Midland. Prior to 1996, the Company sponsored its own noncontributory defined benefit pension plan which was merged with a similar benefit plan of SEI on January 1, 1996. Pension benefits are generally based upon years of service and include accruing pension cost currently, contributing the maximum amount deductible for federal income taxes and meeting minimum funding standards of the Employee Retirement Income Security Act of 1974 as determined by an actuarial valuation. Plan assets consist primarily of cash equivalents, listed stocks and bonds, and group annuity contracts with a subsidiary insurance company.



     The following table sets forth the funded status and the amounts recognized in the consolidated financial statements at December 31 for the qualified plan. The
1996 amounts reflect an allocation of the Company's portion of the SEI plan:


                                                            1996         1995
  Accumulated benefit obligation:

   Vested......................................          $  2,192     $  2,395
   Nonvested................................                  283          400
   Total accumulated benefit obligation......            $  2,475     $  2,795
  Fair value of plan assets.................             $  3,400     $  3,750

  Projected benefit obligation..............               (3,786)      (4,091)

  Funded Status.............................                 (386)        (341)

  Unrecognized net gain.....................                  613          817

  Unrecognized prior service costs...........                  41           56

  Net asset recognized in financial statements          $     268      $   532

     The net periodic pension cost included the following components:

                                                     1996     1995     1994

  Service cost -- benefits earned during the period.. 285   $  248   $  250

  Interest cost on projected benefit obligation.....  291      283      300

  Return on plan assets............................. (619)    (220)    (200)

  Net amortization and deferral.....................  306      (53)     (47)

  Net periodic pension cost........................$  263   $  258   $  303

     The weighted-average discount rate used in determining the actuarial present value of the projected benefit obligations was 7.25% for 1996 and 1995. The average rate of increase in future compensation levels was 4.25% for 1996 and 5.5% for 1995. The expected long-term rate of return on plan assets used to develop the net periodic pension cost was 8.75% in 1996 and 1995, and 8.0% in 1994.

     The Company participates in a noncontributory
Employee Stock Ownership Plan (ESOP) which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The expense for 1996, 1995, and 1994 was $1,700, $2,096, and $767,
respectively. All contributions to the ESOP are held in trust.

     The Company provides certain post-retirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan.

The actuarial and recorded liabilities for these post-retirement benefits at December 31, none of which were funded, are as follows:


                                                       1996       1995
  Accumulated postretirement benefit obligation:

    Retirees......................................  $ 1,718    $ 1,235

    Fully eligible active plan participants.......      170        274

    Other active plan participants.................     191        560

                                                      2,079      2,069

  Unrecognized loss..................................  (135)      (101)

    Accrued postretirement benefit obligation......$  1,944    $ 1,9968


        The net periodic cost for postretirement benefits other than pensions for the years ended December 31 included the following components:



                                                      1996       1995       1994

  Service cost - benefits earned during the period...$  16      $  16     $  13

  Interest cost on other post-retirement benefits....  148        164       144

  Net amortization...................................    -         10        10

    Total periodic expense...........................$ 164        190       167


       The weighted average annual assumed rate of increase in the per capita cost of covered benefits (i.e.
health care cost trend rate) reflects a 7.5% rate in 1996 grading down to 4.5% in years 2006 and later.
Increasing the assumed health care cost trend rate by one percentage point would increase the accumulated postretirement benefit obligation at December 31, 1996 by $185 and the aggregate of the service and interest cost components of the net periodic postretirement benefit cost for 1996 by $13. The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.75% at December 31, 1996 and 1995, respectively.

(8)        Commitments and Contingencies

       The Company had $35,000 of outstanding
commitments to purchase trust certificates secured by government guaranteed notes.

        Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds are collateralized by $4,173 of Midland's investments in government bonds. The lease includes a purchase option under which Midland may repurchase the building upon repayment of all bonds issued. The lease terms provide for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

     The Company also leases certain equipment. Rental expense on operating leases amounted to $1,048, $548 and $14 for the years ended December 31, 1996, 1995 and 1994, respectively. The minimum future rentals on capital and operating leases at December 31, 1996 are as follows:

Year ending December 31,

                                                          Capital             Operating           Total
1997..........                                         $    559             $   926             $ 1,485

1998..........                                              536                 946               1,482

1999..........                                              513                 855               1,368

2000..........                                              489                 358                 847

2001..........                                              466                 369                 835

Thereafter.....                                             442                   -                 442

  Total........                                           3,005             $ 3,454              $6,459

Less amount representing interest......                     455

Present value of amounts due under capital leases....   $ 2,550

     The Company is a defendant in various lawsuits related to the normal conduct of its insurance business.
Litigation is subject to many uncertainties and the outcome of individual litigated matters is not predictable with assurance; however, in the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

     The Company is liable for guaranty fund assessments
related to certain unaffiliated insurance companies that
have become insolvent.  These assessments are reflected
in the operating results of the Company.   The Company is
also contingently liable for any future guaranty fund assessments related to the insolvencies of unaffiliated insurance companies. An accrual of $2,184 and $2,166 has been included in the December 31, 1996 and 1995 balance sheets, respectively. These accruals were calculated by estimating the Company's share of both open and closed insolvencies based on industry data provided to the Company.

(9)       Other Related Party Transactions

     The Company pays fees to SEI under management contracts. The Company was charged $1,458, $2,778, and $70 in 1996, 1995, and 1994, respectively, related to these contracts.

     The Company pays investment management fees to an affiliate (Midland Advisors Company). Net fees related to these services were $1,339 and $66 in 1996 and 1995, respectively.


(..continued)

2

The accompanying notes are an integral part of the financial statements.

4

37

MIDLAND NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands)

MIDLAND NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)
(Amounts in thousands)

Part C.

Item 24.

 (a)  Financial Statements

      Financial statements are included in Part B of the Registration Statement.

 (b)  Exhibits:

      (1) Resolution of the Board of Directors of Midland National Life Insurance Company authorizing establishment of Separate Account C. (1)

      (2)  Not Applicable

      (3)  (a)  Principal Underwriting Agreement between Midland
           National Life Insurance Company and Walnut Street Securities (4)
           (b)  Supplement Appointing General Agent  (1)
           (c)  Registered Representative Contract  (1)

      (4)  (a)  Form of Flexible Premium Deferred Variable Annuity Contract (2)
           (b)  Maturity Date Endorsement for Qualified Contracts  (1)
           (c)  Endorsement for Tax Sheltered Annuity  (1)

      (5) (a) Form of Application for Flexible Premium Deferred Variable Annuity Contract (1)
          (b)  Supplement to Application  (1)

      (6) (a) Articles of Incorporation of Midland National Life Insurance Company (1)
          (b)  By-laws of Midland National Life Insurance Company  (1)

      (7) Not Applicable

      (8) (a) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP I and VIP II (1)

          (b) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity VIP III (4)

          (c) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services Inc. (4)

      (9) Opinion and Consent of Counsel (2)

     (10) (a)  Consent of Counsel (4)
          (b)  Consent of Independent Auditors (4)

     (11) Not Applicable

     (12) Not Applicable

     (13) Performance Data Calculations (3)


(1) Filed with initial filing of this form N-4 Registration Statement, file number 33-64016 (June 7, 1993).
(2) Filed with Pre-effective Amendment No. 1 of this form N-4 Registration Statement (August 11, 1993)
(3) Filed with Pre-effective Amendment No. 2 of this form N-4 Registration Statement (September 16, 1993).
(4)  Filed herewith.

                     MANAGEMENT OF MIDLAND
Item 25.

          Below is a list of our directors and executive officers.



Directors

Name and                Principal       Principal Occupation
Business Address        Occupation      During Past Five Years

John C. Watson          Chairman of     Chairman of the Board (October
Midland National Life   the Board       1992 to present), Chairman of
One Midland Plaza                       the Board and Chief Executive
Sioux Falls, SD 57193                   Officer (October 1992 to March
                                        (1997), Midland National Life
                                        Insurance Company; President
                                        and Director (1992 to present),
                                        Consolidated Investment Services,
                                        Inc.; Chairman of the Board,
                                        President, and Chief Executive
                                        Officer (December 1996 to
                                        present), Sammons Financial
                                        Holdings, Inc.; Chairman of the
                                        Board and Chief Executive Officer
                                        (December 1996 to present), North
                                        American Company for Life and
                                        Health Insurance; President and
                                        Director (1996 to present),
                                        Briggs ITD Corporation; Director
                                        (1996 to present), NACOLAH
                                        Holding Corporation; Director
                                        (1996 to present), North American
                                        Company for Life and Health of
                                        New York; Director (1996 to
                                        present), NACOLAH Life Insurance
                                        Company; Director (1996 to
                                        present), Institutional Founders
                                        Life Insurance Company; Chairman
                                        of the Board (1995-present),
                                        Midland Advisors Company;
                                        President and Director (1992 to
                                        present), CH Holdings, Inc.;
                                        Director, (1992 to present),
                                        Sammons Enterprises, Inc.;
                                        Chairman of the Board and Chief
                                        Executive Officer (October 1992
                                        to January 1997), Investors Life
                                        Insurance Company of Nebraska;
                                        President and Chief Operating
                                        Officer (1990 to October 1992),
                                        Franklin Life Insurance Company


Michael M. Masterson    Chief Executive Chief Executive Officer and
Midland National Life   Officer and     President (March 1997 to present)
One Midland Plaza       President       President and Chief Operating
Sioux Falls, SD 57193                   Officer (March 1996 to February
                                        1997), Executive Vice President-
                                        Marketing (March 1995 to February
                                        1996), Midland National Life
                                        Insurance Company; President and
                                        Chief Operating Officer (March
                                        1996 to December 1996), Executive
                                        Vice President-Marketing (March
                                        1995 to February 1996), Investors
                                        Life Insurance Company of
                                        Nebraska; Vice President-
                                        Individual Sales (prior thereto),
                                        Northwestern National Life


William D. Sims         Senior Vice     Senior Vice President-
Midland National Life   President-      Administration (since 1986),
One Midland Plaza       Administration  Midland National Life Insurance
Sioux Falls, SD 57193                   Company; Senior Vice President-
                                        Administration (1986 to 1996),
                                        Investors Life Insurance Company
                                        of Nebraska


Russell A. Evenson      Senior Vice     Senior Vice President and Chief
Midland National Life   President and   Actuary (March 1996 to present),
One Midland Plaza       Chief Actuary   Senior Vice President and Actuary
Sioux Falls, SD 57193                   (prior thereto), Midland National
                                        Life Insurance Company;  Senior
                                        Vice President and Chief Actuary
                                        (March 1996 to December 1996),
                                        Senior Vice President and Actuary
                                        (prior thereto), Investors Life
                                        Insurance Company of Nebraska;
                                        Vice President and Chief Actuary
                                        (1990 to 1993), Professional
                                        Insurance Corporation


John J. Craig, II       Senior Vice     Senior Vice President and Chief
Midland National Life   President and   Financial Officer (October 1993
One Midland Plaza       Chief Financial to present), Midland National
Sioux Falls, SD 57193   Officer         Life Insurance Company; Treasurer
                                        (January 1996 to present), Briggs
                                        ITD Corp.; Treasurer (March 1996
                                        to present), Sammons Financial
                                        Holdings, Inc.; Treasurer
                                        (November 1993 to present), CH
                                        Holdings; Treasurer (November
                                        1993 to present), Consolidated
                                        Investment Services, Inc.;
                                        Treasurer (November 1993 to
                                        present), Richmond Holding
                                        Company, L.L.C.; Senior
                                        Vice President and Chief
                                        Financial Officer (October 1993
                                        to December 1996), Investors Life
                                        Insurance Company of Nebraska;
                                        Partner (prior thereto), Ernst
                                        and Young


Steven C. Palmitier     Senior Vice     Senior Vice President and Chief
Midland National Life   President and   Marketing Officer (March 1997
One Midland Plaza       Chief Marketing to present), Senior Vice
Sioux Falls, SD 57193   Officer         President-Sales (August 1996 to
                                        February 1997), Midland National
                                        Life Insurance Company; Senior
                                        Vice President-Sales (prior
                                        thereto), Penn Mutual Life
                                        Insurance


Robert W. Korba          Board of       President and Director (since
Sammons Enterprises, Inc Directors      1988), Sammons Enterprises, Inc.
300 Crescent CT          Member
Dallas, TX 75201


James N. Whitson         Board of        Executive Vice President (since
Sammons Enterprises, Inc Directors       1989), Sammons Enterprises, Inc.
300 Crescent CT          Member
Dallas, TX 75201


E John Fromelt          Chief            Chief Investment Officer (since
Midland National Life   Investment       1990), Midland National Life
One Midland Plaza       Officer          Insurance Company; President
Sioux Falls, SD 57193                    (since August 1995), Midland
                                         Advisors Company; Chief
                                         Investment Officer (1996 to
                                         present), North American Company
                                         for Life and Health; Chief
                                         Investment Officer (1990-1996),
                                         Investors Life Insurance Company
                                         of Nebraska

Executive Officers (Other Than Directors)

Jack L. Briggs          Vice President,  Vice President, Secretary and
Midland National Life   Secretary, and   General Counsel (since 1978),
One Midland Plaza       General Counsel  Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President,
                                         Secretary, and General Counsel
                                         (1978 to 1996), Investors Life
                                         Insurance Company of Nebraska


Gary W. Helder          Vice President-  Vice President-Policy
Midland National Life   Policy           Administration (since 1991),
One Midland Plaza       Administration   Midland National Life Insurance
Sioux Falls, SD 57193                    Company; Vice President-Policy
                                         Administration (1991-1996),
                                         Investors Life Insurance Company
                                         of Nebraska


Robert W. Buchanan      Vice President-  Vice President-Marketing
Midland National Life   Marketing        Services (March 1996 to
One Midland Plaza       Services         present), Second Vice President-
Sioux Falls, SD 57193                    Sales Development (prior
                                         thereto), Midland National Life
                                         Insurance Company; Second Vice
                                         President - Sales Development
                                         (1983 to 1996), Investors Life
                                         Insurance Company of Nebraska



Item 26. Persons Controlled by or Under Common Control With the Depositor.

 The Depositor, Midland National Life Insurance Company (Midland) is a subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland.

 The following indicates the persons controlled by or under common control with Midland:

Estate of Charles A. Sammons
 Sammons Enterprises, Inc. (Delaware Corp) 56.82%
 I.  Richmond Holding Company, LLC (Delaware LLC) 95%

 II. COMMUNICATIONS - Sammons Communications, Inc. (Delaware Corp) 100% Sammons of Fort Worth (A partnership) 60%
         Sammons Communications of New Jersey, Inc. (New Jersey Corp) 100% NTV Realty, Inc. (Delaware Corp) 100%
         Sammons Communications of Connecticut, Inc. (Connecticut Corp) 100% Sammons Communications of Washington, Inc. (Delaware Corp) 100% Oxford Valley Cable Vision, Inc. (Pennsylvania Corp) 88%
         Sammons Communications of Texas, Inc. (Texas Corp) 100%
         Sammons Communications of Illinois, Inc. (Delaware Corp) 100% Sammons Communications of New York, Inc. (Delaware Corp) 100% Sammons Communication of Pennsylvania, Inc. (Delaware Corp) 100% Sammons Communications of Virginia, Inc. (Delaware Corp) 100% Sammons Communications of Mississippi, Inc. (Delaware Corp) 100%
         AC Communications, Inc. (Delaware Corp) 100%
         Sammons Cardinal Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Sammons Communications of Indiana Inc. (Delaware Corp) 100%
            Sammons of Indiana (A partnership) 50%
         Capital Telecommunications Inc. (Delaware Corp) 100%
         Metroplex Cable Television, Inc. (Texas Corp) 100%
            Sammons of Fort Worth (A partnership) 40%
         Pacific Communications, Inc. (Delaware Corp) 100%

 III. Consolidated Investment Services Inc. (Nevada Corp) 100% Richmond Holding Company, LLC (Delaware LLC) 5% Midland Advisors Company (South Dakota Corp) 100% Vinson Supply (UK) LTD. (United Kingdom Corp) 50%

      A. INSURANCE
         Sammons Financial Holdings, Inc. (Delaware Corp) 100%
           Midland National Life Insurance Company (South Dakota Corp) 99.9%
                (FEDID #46-0164570 NAIC CO Code 66044 SD)
            Investors Life Insurance Company of Nebraska (SD Corp) 100%
                (FEDID #470465313 NAIC CO Code 86975 SD)
           NACOLAH Holding Corporation (Delaware Corp) 100%
                (FEDID #36-412699)
            Institutional Founders Life Insurance Company (Ill. Corp.) 100%,
                FEDID No. 36-3508234, NAIC Co. Code 85707, Group Code 0431 IL
             North American Company for Life & Health Insurance (Ill. Corp)100%
                FEDID No. 36-2428931, NAIC Co. Code 66974, Group Code 0431 IL
              North American Company for Life & Health Insurance of
                New York (New York Corp.), 100%
                FEDID No. 361556010, NAIC Co. Code 91286, Group Code 0431 NY
              NACOLAH Life Insurance Company (Ill. Corp.) 100%
                FEDID No. 36-3723034, NAIC Co. Code 85456, Group Code 0431 IL
              NAC Holdings, Inc. (Delaware Corp.) 100%
              NACOLAH Ventures, L.L.C. (Delaware Corp.), FEDID No. 36-3495904 Midland Advisors Company (South Dakota Corp.) 100%

                    B. ALLIED
         CH Holdings Inc. (Delaware Corp) 100%
         Sammons Corporation (Texas Corp) 100%
         Sammons Realty, Inc. (Delaware Corp) 100%
         Wood Young and Company, Inc. (Texas Corp) 100% Cathedral Hill Hotel, Inc. (Delaware Corp) 100% Grand Bahama Hotel Company (Delaware Corp) 100%
             Jack Tar Grand Bahama Limited (Bahama Corp) 100%

      C. WATER
         Mountain Valley Spring Company (Arkansas Corp) 100%
         Water Lines Inc. (Arkansas Corp) 100%

      D. SUPPLY AND SERVICE
         Vinson Supply Company (Delaware Corp) 100%
            Vinson Supply (UK) LTD. (United Kingdom Corp) 50%
            Composite Thread Protectors (UK) LTD. (United Kingdom Corp) 100% Myron C. Jacobs Supply Company (Oklahoma Corp) 100%
            Composite Thread Protectors, Inc. (Pennsylvania Corp) 100% Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 98%
         Otter Inc. (Oklahoma Corp) 100%
            Vinson Supply de Mexico S.A. de C.V. (Mexico Corp) 2%
         Briggs-Weaver Inc. (Delaware Corp) 100%
            TMIS Inc. (Texas Corp) 100%
               Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 2%
            Sealing Specialists of Texas, Inc. (Texas Corp) 100%
            Briggs-Weaver de Mexico S.A. de C.V. (Mexico Corp) 98%
         Vinson Marrero Company (Delaware Corp) 100%

Item 27. Number of Contract Owners
    As of February 28, 1997, there were 925 holders of nonqualified contracts an 1,503 holders of qualified contracts.

Item 28. Indemnification
The Company indemnifies actions against all officers, directors, and employees to the full extent permitted by South Dakota law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 29a.Relationship of Principal Underwriter to Other Investment Companies Walnut Street Securities, the principal underwriter of the Registrant is also the principal underwriter for flexible premium variable life insurance contracts issued through Midland National Life Separate Account A.

Item 29b.Principal Underwriters
Unless otherwise noted, the address of each director and executive officer of Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 300, St. Louis MO 63141-8557

      Name and Principal            Position and Offices
      Business Address           With Walnut Street Securities
       Richard J. Miller          Pres., CEO, Dir.
       Nancy L. Gucwa             Chief Operating Officer, E.V.P., Dir.
       Steve Abbey                Chief Compliance Officer, V.P., Securities
                                  Registered Options Principal, Municipal
                                  Securities Registered Principal
       Don Wuller                 Sr.V.P.Admin, CFO
       Margret Witt               Compliance Registered Options Principal
       Randall Vogel              Chief Operations Officer
       Milton F. Svetanics Jr.    Dir., Chief Legal Officer, V.P.
       Mathew P. McCauley         Dir.
       Dona Barber                Dir.
       Bernard H. Wolzenski       Dir.
       Michael M. Masterson       Dir.
       Genmark, Inc.              Owner

Item 29c.Compensation of Principal Underwriters
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

   (1)             (2)            (3)            (4)          (5)
                   Net
   Name of         Underwriting
   Principal       Discount and   Compensation   Brokerage
   Underwriter     Commissions    On Redemption  Commissions  Compensation
   North American  338,422.88        0              0           99,593.61
   Management

   Walnut Street   631,206.10        0              0                0
   Securities

Item 30. Location of Accounts and Records
The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at:

One Midland Plaza
Sioux Falls, SD  57193

Item 31. Management Services
No management related services are provided to the Registrant, except as discussed in Parts A and B.

Item 32. Undertakings and Representations - Midland National Life
Insurance Company represents that all fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses to be incurred and the risk assumed by Midland National Life Insurance Company.

(a) A post-effective amendment to this registration statement will be filed as frequently as is necessary to ensure that the audited financial statement in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Any application to purchase a contract offered by the prospectus will include a space that an applicant can check to request a Statement of Additional Information.

(c) Any Statement of Additional Information and any financial statements required to be made available under this form will be delivered promptly upon written or oral request.

Section 403(b) Representation

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

Statement Pursuant to Rule 6c-7

Midland National Life and Separate Account C rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Midland National Life and Separate Account C are exempt from the provisions of Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

N4CROS2 VA

                             SIGNATURES
                             __________


    As required by the Securities Act of 1933, and under the Investment Company Act of 1940, the Registrant, Separate Account C of Midland National Life Insurance Company certifies that it meets the require-ments of Securities Act Rule 485(b) for effectiveness of this Registra-tion Statement and has caused this Registration Statement to be signed on its behalf in the City of Sioux Falls, South Dakota on the 25th day of April, 1997.

(Seal)                            Midland National Life Insurance Company



Attest:_Jack_L._Briggs___________  By:_Michael_M._Masterson______________
        Secretary                            President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following
    Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

Signature                  Title                        Date
---------                  -----                        ----

John_C._Watson___________  Chairman of the Board      April 25, 1997
John C. Watson

Michael_M._Masterson_____  Director, Chief Operating  April 25, 1997
Michael M. Masterson       Officer, Chief Executive
                           Officer, President

William_D._Sims__________  Director, Senior Vice      April 25, 1997
William D. Sims            President

Russell_A._Evenson_______  Director, Senior Vice      April 25, 1997
Russell A. Evenson         President

John_J._Craig_II_________  Director, Senior Vice      April 25, 1997
John J. Craig II           President (Principal
                           Financial Officer,
                           Principal Accountant)

_________________________  Director                   April 25, 1997
Robert W. Korba

_________________________  Director                   April 25, 1997
James N. Whitson

SEC0501 MNLVA

                                                   Registration No. 33-64016
                                                POST EFFECTIVE AMENDMENT NO. 4



________________________________________________________________________________
________________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ______________________________________________



                                  EXHIBITS

                                     TO

                                  FORM N-4

                           REGISTRATION STATEMENT

                                   UNDER

                         THE SECURITIES ACT OF 1933

                                    FOR

                           MNL SEPARATE ACCOUNT C

                                    AND

                   MIDLAND NATIONAL LIFE INSURANCE COMPANY

                ______________________________________________








________________________________________________________________________________
________________________________________________________________________________

N-4EXH VAMNL

                               EXHIBIT INDEX




    Exhibit
   _________

   1 (3) (a)            Principal Underwriting Agreement

   1 (8) (b)            Participation Agreement - Fidelity

   1 (8) (c)            Participation Agreement - American Century

   10 a.                 Consent of Counsel

   10 b.                 Consent of Independent Auditors

SECINDX VA


EXHIBIT 1(3)(a)


PRINCIPAL UNDERWRITING AGREEMENT


	THIS UNDERWRITING AGREEMENT made this 1st day of June, 1996, by and between Walnut Street Securities (hereinafter called "WSS") and Midland National Life Insurance Company (hereinafter called the "Company"), on its own behalf and on behalf of Midland National Life Insurance Separate Account A and Separate Account C (hereinafter "Separate Accounts"), separate accounts of the Company, witnessed that:

	WHEREAS, the Separate Accounts were established under authority of a resolution of the Company's Board of Directors so the Company could set aside and invest assets attributable to certain flexible premium variable life contracts and variable deferred annuity contracts (hereinafter called the "Contracts") issued by the Company;

	WHEREAS, the Company has registered the Separate Accounts as unit investment trusts under the Investment Company Act of 1940 (the "Investment Company Act") and has registered the Contracts under the Securities Act of 1933;

	WHEREAS, the Company and the Separate Accounts desire to have Contracts sold and distributed through WSS and WSS is willing to sell and distribute such Contracts under the terms stated hereinafter.

	NOW THEREFORE, for and in consideration of these premises and the covenants and agreements hereinafter stated, the parties hereto agree as follows:

1. The Company grants to WSS the right to be, and WSS agrees to serve as, a distributor and principal underwriter of the Contracts during the term of this Agreement. WSS agrees to use its best efforts to solicit applications for the Contracts, and to undertake, at its own expense, to provide all sales services relative to the Contracts and otherwise to perform all duties and functions which are necessary and proper for the distribution of the Contracts.

2. All premiums for the Contracts shall be remitted promptly in full together with such application forms and any other required documentation to the Company. Checks or money orders in payment of premium shall be drawn to the order of "Midland National Life Insurance Company."

3. WSS agrees to offer the Contracts for sale in accordance with the prospectus therefor then in effect. WSS is not authorized to give any information or to make any representations concerning the Contracts other than those contained in the current prospectus therefor filed with the Securities and Exchange Commission or in such sales literature as may be authorized by the Company. Neither WSS nor any person, entity, agent or representative or associated through it shall make, use or provide any advertisement, sales document, circular, or any other document to a customer in connection with a solicitation or sale unless with the prior approval of the Company.

4. On behalf of the Separate Accounts, the Company shall furnish WSS with copies of all prospectuses, financial statements and other documents which WSS reasonably requests for use in connection with the distribution of the Contracts.

5. WSS represents that it is duly registered as a broker-dealer under the Securities Exchange Act and is a member in good standing of the NASD and, to the extent necessary to offer the Contracts, shall be duly registered or otherwise qualified under the securities and insurance laws of any state or other jurisdiction. WSS shall be responsible for carrying out its sales and underwriting obligations hereunder in continued compliance with the NASD Rules of Fair Practice and federal and state securities and insurance laws and regulations. Without limiting the generality of the foregoing, WSS agrees that it shall be fully responsible for:

	(a) ensuring that no person shall offer or sell the Contracts on its behalf until such person is duly registered as a representative of WSS, duly licensed and appointed by the Company, and appropriately licensed, registered, or otherwise qualified to offer and sell such Contracts under the federal securities and insurance laws and any applicable securities and insurance laws of each state or other jurisdiction in which such Contracts may be lawfully sold, in which the Company is licensed to sell the Contracts, and in which such persons shall offer or sell the Contracts; and

	(b) training, supervising, and controlling of all such persons for purposes of complying on a continuous basis with the NASD Rules of Fair Practice and with federal and state securities and insurance law requirements applicable in connection with the offering and sale of the Contracts. In this connection WSS shall:

	(1) conduct such training (including the preparation and utilization of training materials) as in the opinion of WSS is necessary to accomplish the purposes of this Agreement;

	(2) establish and implement reasonable written procedures for supervision of sales practices of WSS agents, representatives, or brokers selling the Contracts; and

	(3) take all reasonable and appropriate steps to ensure that its associated persons shall not sell a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant.

6. Notwithstanding anything in this Agreement to the contrary, the Company through WSS, may enter into sales agreements with other independent broker-dealers for the sale of the Contracts. All such sales agreements entered into by WSS shall provide that each independent broker-dealer will assume full responsibility for continued compliance by itself and its associated persons with the NASD Rules of Fair Practice and applicable federal and state securities and insurance laws. All associated persons of such independent broker-dealers soliciting applications for the Contracts shall be duly and appropriately licensed, contracted or appointed by the Company for the sale of the Contracts under the insurance laws of the applicable states or jurisdictions in which such Contracts may be lawfully sold.

7. The Company shall apply for the proper insurance licenses in the appropriate states or jurisdictions for the designated persons associated with WSS or with other independent broker-dealers which have entered into agreements with WSS for the sale of the Contracts, provided that the Company reserves the right in its sole discretion to refuse to appoint any proposed registered representative as an agent or broker, and to terminate the insurance license, contract or appointment of an agent or broker once appointed. Agents and representatives associated with WSS and other independent broker-dealers are deemed independent contractors and nothing in this Agreement shall be construed to create the relationship of employer and employee.

8. The Company and WSS shall cause to be maintained and preserved for the periods prescribed such accounts, books, and other documents as are required of them by the Investment Company Act, the Security Exchange Act, the NASD, and any other applicable laws and regulations. The books, accounts and records of the Company, the Separate Accounts, and WSS as to all transactions hereunder shall be maintained so as to disclose clearly and accurately the nature and details of the transactions. The Company shall maintain such books and records of WSS pertaining to the sale of the Contracts and required by the Security Exchange Act or the NASD as may be mutually agreed upon from time to time by the Company and WSS; provided that such books and records shall be jointly owned property of WSS and the Company, and shall at all times be subject to such reasonable periodic, special or other examination by the SEC, the NASD, and all other regulatory bodies having jurisdiction. The Company shall have complete use of, and right to the information contained in such books and records. The Company shall be responsible for sending all required confirmations on customer transactions in compliance with applicable regulations, as modified by any exemptions or other relief obtained by the Company. WSS shall cause the Company to be promptly furnished with such reports as the Company may reasonably request for the purpose of meeting its reporting and recordkeeping requirements under all Federal and State Laws and Regulations, the Investment Company Act, Security Exchange Act, the NASD, and the insurance laws of the State of South Dakota and any other applicable states or jurisdictions.

9. The Company shall have the responsibility for paying (i) all commissions or other fees to its licensed or appointed representatives and agents which are due for the sale of the Contracts and (ii) any compensation to other independent broker-dealers and their associated persons due for the sale of the Contracts under the terms of any sales agreements between the Company and with such broker-dealers. Notwithstanding the preceding sentence, no associated person or broker-dealer shall have an interest in any deductions or other fees payable to WSS as set forth herein.

10. WSS and the Company agree to cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the Contracts distributed under this Agreement. WSS and the Company further agree to cooperate fully in any securities regulatory inspection, inquiry, investigation or proceeding or any judicial proceeding with respect to the Company, WSS, their affiliates and their representatives to the extent that such inspection, inquiry, investigation or proceeding is in connection with Contracts distributed under this Agreement. Without limiting the foregoing:

	(a) WSS will be notified promptly of any customer complaint or notice of any regulatory inspection, inquiry, investigation or proceeding received by the Company with respect to WSS or any representative or which may affect the Company's issuance of any Contract marketed under this Agreement.

	(b) WSS will promptly notify the Company of any customer complaint or notice of any regulatory inspection, inquiry, investigation or proceeding received by WSS or its affiliates with respect to WSS or any representative in connection with any Contract distributed under this Agreement or any activity in connection with any such Contract. In the case of a customer complaint, WSS and the Company will cooperate in investigating such complaint and arrive at a mutually satisfactory response.

11. The services of WSS to the Separate Accounts hereunder are not to be deemed exclusive and WSS shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

12.     (a) This Agreement may be terminated by either party hereto upon 60
	    days' written notice to the other party.

	(b) This Agreement may be terminated upon written notice of one party to the other party hereto in the event of bankruptcy or insolvency of such party to which notice is given.

	(c) This Agreement may be terminated at any time upon the mutual written consent of the parties thereto.

	(d) This Agreement shall automatically be terminated in the event of its assignment.

	(e) Upon termination of this Agreement, all authorizations, rights and obligations shall cease except the obligations to settle accounts hereunder, including payments of premiums or contributions subsequently received for Contracts in effect at the time of termination of the Contracts issued pursuant to applications received by the Company prior to termination.

13. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made upon being delivered either by courier or fax delivery to the Party for whom it is intended, provided that a copy thereof is deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail, bearing the address shown in this Section 13 for, or such other address as may be designated in writing hereafter by, such part;

	(a)     If to WSS:      Walnut Street Securities, Inc.
		670 Mason Ridge Center Drive
		Suite 300
		St. Louis, Missouri  63141
		Attention:  Nancy L. Gucwa

	(b)     If to the Company:      Midland National Life Insurance
					Company
					One Midland Plaza

					Sioux Falls, South Dakota  57193
					Attention:  Michael M. Masterson

14. This Agreement shall be subject to the provisions of Investment Company Act and the Securities Exchange Act and the rules, regulations, and rulings thereunder and of the NASD, from time to time in effect, including such exemptions from the Investment Company Act as the Securities and Exchange Commission may grant, and the terms hereof shall be interpreted and construed in accordance therewith. Without limiting the generality of the foregoing, the term "assigned" shall not include any transaction exempted from
	section 15(b)(2) of the Investment Company Act.

	WSS shall submit to all regulatory and administrative bodies having jurisdiction over the operations of the Separate Accounts, present or future, any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws or regulations.

15. The Company agrees to reimburse WSS the estimated annual costs WSS incurs in connection with certain financial reporting WSS has to make relating to the sale of the Contracts described herein. Such estimated annual costs shall be mutually agreed upon by WSS and the Company for each calendar year on or before September of the preceding year, except that the estimated costs for 1996 of Sixty-Five Hundred Dollars ($6,500) shall be paid by the Company to WSS within 20 days following the execution of this Agreement by both parties. Within 20 days following the end of each calendar year during the term of this Agreement, the Company shall make a payment to WSS for the mutually agreed upon estimated costs.

16. Company shall indemnify and hold WSS, its officers, employees, agents, and affiliated companies, harmless from all claims, actions, suits, judgments, liabilities, losses, costs and expenses, including reasonable attorneys' fees, which result, directly or indirectly, from any negligent act, omission or misrepresentation of Company, arising out of the sale of the Contracts or for breach of the Agreement.

	WSS shall indemnify and hold the Company, its officers, employees, agents, and its affiliated companies harmless from any and all claims, actions, suits, judgments, liabilities, losses, costs and expenses, including reasonable attorneys' fees, which result, directly or indirectly, from any negligent act, omission or misrepresentation of WSS arising out of the sale of the Contracts or any of its representatives or agents, or for breach of the Agreement.

	The agreements of indemnification contained in this Paragraph 16 shall survive the termination of this Agreement and be binding on the successors and assigns of the parties hereto.

17. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

18. This Agreement shall be construed and enforced in accordance with the governed by the laws of the State of South Dakota.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunder duly authorized and seals to be affixed, as of the day and year first above written.





	MIDLAND NATIONAL LIFE INSURANCE COMPANY



Attest: __Jack_L._Briggs__
	Jack L. Briggs, Secretary

		By:     __Michael_M._Masterson__
			Michael M. Masterson, President






			WALNUT STREET SECURITIES


Attest:
					     , Secretary

		By:     __Nancy_L._Gucwa__
			Nancy L. Gucwa, Chief Operating Officer

0012DRA2

                  EXHIBIT 1(8)(b)

PARTICIPATION AGREEMENT


Among


VARIABLE INSURANCE PRODUCTS FUND III,

FIDELITY DISTRIBUTORS CORPORATION

and

MIDLAND NATIONAL LIFE INSURANCE COMPANY


     THIS AGREEMENT, made and entered into as of the 3rd day of April, 1997 by and among MIDLAND
NATIONAL LIFE INSURANCE COMPANY, (hereinafter the "Company"), a South Dakota corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), and the VARIABLE
INSURANCE PRODUCTS FUND III, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter the "Fund") and FIDELITY DISTRIBUTORS CORPORATION
(hereinafter the "Underwriter"), a Massachusetts corporation.

     WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto
(each such series hereinafter referred to as a "Portfolio");
and

     WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated September 17,
1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15)
thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

     WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, Fidelity Management & Research
Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers
Act of 1940 and any applicable state securities law; and

     WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts under the 1933 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act;
and

     WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission
("SEC") under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities
Dealers, Inc. (hereinafter "NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:


ARTICLE I.  Sale of Fund Shares

     1.1. The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund. For purposes of this
Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day.
"Business Day" shall mean any day on which the New
York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

     1.2. The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

     1.3. The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance
Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

     1.4. The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this
Agreement is in effect to govern such sales.

     1.5. The Fund agrees to redeem for cash, on the Company's request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.

     1.6.  The Company agrees that purchases and
redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the variable life and annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the "Contracts") shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement
(a list of such funds appearing on Schedule C to this Agreement); or (d) the Fund or Underwriter consents to the use of such other investment company.

     1.7. The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

     1.8. Issuance and transfer of the Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

     1.9. The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.10. The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.


ARTICLE II.  Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under
Section 58-28 of the South Dakota Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of South Dakota and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act.
The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

     2.3. The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the
"Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as endowment, life insurance or annuity contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.5. The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule
12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of South Dakota and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of South Dakota to the extent required to perform this Agreement.

     2.7. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of South Dakota and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.8. The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

     2.9. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of South Dakota and any applicable state and federal securities laws.

     2.10. The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.


ARTICLE III.  Prospectuses and Proxy Statements; Voting

     3.1. The Underwriter shall provide the Company with as many printed copies of the Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus for the Contracts and the Fund's prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund's prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the Fund's Statement of Additional Information.

     The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The Fund's prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund's discretion, the Prospectus shall state that such Statement is available from the Fund).

     3.3. The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4. If and to the extent required by law the Company shall:
(i)     solicit voting instructions from Contract owners;
(ii) vote the Fund shares in accordance with instructions received from Contract owners; and
(iii) vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

     3.5. The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.


ARTICLE IV.  Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

     4.3. The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.4. The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange
Commission or other regulatory authorities.

     4.6. The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.


ARTICLE V.  Fees and Expenses

     5.1. The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the Fund.

     5.2. All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale.
The Fund shall bear the expenses for the cost of registration and qualification of the Fund's shares, preparation and filing of the Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund's shares.

     5.3.  The Company shall bear the expenses of
distributing the Fund's prospectus, proxy materials and reports to owners of Contracts issued by the Company.


ARTICLE VI.  Diversification

     6.1. The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund will at all times comply with
Section 817(h) of the Code and Treasury Regulation 1.817-
5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.


ARTICLE VII.  Potential Conflicts

     7.1. The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating
Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected
Account's investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.
Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive
Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance
Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.


ARTICLE VIII.  Indemnification

     8.1.  Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified
Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified
Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

     8.2.  Indemnification by the Underwriter

     8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified
Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d). The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified
Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.


ARTICLE IX. Applicable Law

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant
(including, but not limited to, the Shared Funding
Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X. Termination

10.1. This Agreement shall continue in full force and effect until the first to occur of:

(a) termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties;
or

(b) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the
Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e) termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

(f) termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h) termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in
Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 10.1(h) shall be effective forty five (45) days after the notice specified in Section
1.6(b) was given.

10.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing
Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3 The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or
(ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause
(ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.


ARTICLE XI.     Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Fund:
          82 Devonshire Street
          Boston, Massachusetts  02109
          Attention:  Treasurer

     If to the Company:
          Midland National Life Insurance Company
          One Midland Plaza
          Sioux Falls, South Dakota
          Attention: Russell Evenson

     If to the Underwriter:
          82 Devonshire Street
          Boston, Massachusetts  02109
          Attention:  Treasurer


ARTICLE XII.  Miscellaneous

     12.1 All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance
Regulations and any other applicable law or regulations.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8.  This Agreement or any of the rights and
obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto;
provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)     the Company's quarterly statements (statutory) (and
GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

(c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

(e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


     MIDLAND NATIONAL LIFE INSURANCE COMPANY

     By:          __Michael_M_Masterson_____________________

     Name:     Michael M. Masterson

     Title:    Chief Executive Officer and President


     VARIABLE INSURANCE PRODUCTS FUND III

     By:    __Gary_Burkhead____
               J. Gary Burkhead
               Senior Vice President

     FIDELITY DISTRIBUTORS CORPORATION

     By:     __Paul_J_Hondros__
               Paul J. Hondros
               President


                               Schedule A
                 Separate Accounts and Associated Contracts

Name of Separate Account and Policy Form Numbers of
                                             Contracts Funded
Date Established by Board of Directors       By Separate
                                             Account

Midland National Life Separate Account A     LT-91
(July 20, 1987)                              L101A1
                                             L108A1
                                             L109A1

Midland National Life Separate Account C     A053A1
March 19, 1991


SCHEDULE B
PROXY VOTING PROCEDURE


The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term
"Company" shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

Note:     The number of proxy statements is determined by
the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3. The Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual
Report to the Company pursuant to the terms of
Section 3.3 of the Agreement to which this Schedule relates.

4.     The text and format for the Voting Instruction Cards
("Cards" or "Card") is provided to the Company by the Fund. The Company, at its expense, shall produce and personalize the Voting Instruction Cards.
The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards.
Information commonly found on the Cards includes:

a.     name (legal name as found on account
registration)
b.     address
c.     Fund or account number
d.     coding to state number of units
e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5. During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

a.     Voting Instruction Card(s)
b.     One proxy notice and statement (one
document)
c.     return envelope (postage pre-paid by
Company) addressed to the Company or its tabulation agent
d.     "urge buckslip" - optional, but
recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the Fund.)
e.     cover letter - optional, supplied by
Company and reviewed and approved in
advance by Fidelity Legal.

6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

7.     Package mailed by the Company.
      *     The Fund must allow at least a 15-day
solicitation time to the Company as the
shareowner.  (A 5-week period is
recommended.)  Solicitation time is
calculated as calendar days from (but not including) the meeting, counting backwards.

8.     Collection and tabulation of Cards begins.
Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

     Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

9. Signatures on Card checked against legal name on account registration which was printed on the Card.

Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated.
If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14.     A Certification of Mailing and Authorization to
Vote Shares will be required from the
Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

15.     The Company will be required to box and
archive the Cards received from the Customers.
In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16. All approvals and "signing-off" may be done orally, but must always be followed up in writing



SCHEDULE C


Other, non-Fidelity Investments investment companies currently available under variable annuities or variable life insurance issued by the Company:

American Century Variable Portfolios Inc.
     Capital Appreciation Portfolio
     Value Portfolio
     Balanced Portfolio
     International Portfolio

                         EXHIBIT 1(8)(c)

FUND PARTICIPATION AGREEMENT

THIS FUND PARTICIPATION AGREEMENT is
made and entered into as of April 11, 1997 by and between MIDLAND NATIONAL LIFE INSURANCE
COMPANY (the "Company"), and AMERICAN
CENTURY INVESTMENT SERVICES, INC. (the
Distributor).

   WHEREAS, the Company offers to the public certain variable annuity contracts and variable life insurance contracts (the "Contracts"); and

   WHEREAS, the Company wishes to offer as investment options under the Contracts, TCI Balanced, TCI Growth,
TCI Value and TCI International (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by TCI Portfolios, Inc. (the Issuer); and

   WHEREAS, on the terms and conditions hereinafter set forth, Distributor and the Issuer desire to make shares of the Funds available as investment options under the Contracts and to retain the Company to perform certain administrative services on behalf of the Funds;

   NOW, THEREFORE, the Company and Distributor agree as follows:

   1.   Transactions in the Funds.   Subject to the terms and
conditions of this Agreement, Distributor will make shares of the Funds available to be purchased, exchanged, or redeemed, by the Company on behalf of the Accounts
(defined in Section 6(a) below) through a single account per Fund at the net asset value applicable to each order. The Funds' shares shall be purchased and redeemed on a net basis in such quantity and at such time as determined by the Company to satisfy the requirements of the Contracts for which the Funds serve as underlying investment media. Dividends and capital gains distributions will be automatically reinvested in full and fractional shares of the Funds.

   2.   Administrative Services.   The Company shall be
solely responsible for providing all administrative services for the Contracts owners. The Company agrees that it will maintain and preserve all records as required by law to be maintained and preserved, and will otherwise comply with all laws, rules and regulations applicable to the marketing of the Contracts and the provision of administrative services to the Contract owners.

   3.   Processing and Timing of Transactions.

   (a) Distributor hereby appoints the Company as its agent for the limited purpose of accepting purchase and redemption orders for Fund shares from the Accounts and/or Record
Owners (each as defined below), as applicable. On each day the New York Stock Exchange (the "Exchange") is open for business (each, a "Business Day"), the Company may receive instructions from the Accounts and/or Record Owners for the purchase or redemption of shares of the Funds ("Orders").
Orders received and accepted by the Company prior to the close of regular trading on the Exchange (the "Close of Trading") on any given Business Day (currently, 3:00 p.m. Central time) and transmitted to the Issuer by 9:00 a.m.
Central time on the next following Business Day will be executed by the Issuer at the net asset value determined as of the Close of Trading on the previous Business Day ("Day
1"). Any Orders received by the Company after the Close of Trading, and all Orders that are transmitted to the Issuer after 9:00 a.m. Central time on the next following Business Day, will be executed by the Issuer at the net asset value next determined following receipt of such Order. The day as of which an Order is executed by the Issuer pursuant to the provisions set forth above is referred to herein as the "Effective Trade Date".

   (b) By 5:30 p.m. Central time on each Business Day, Distributor will provide to the Company, via facsimile or other electronic transmission acceptable to the Company, the Funds' net asset value, dividend and capital gain information and, in the case of income funds, the daily accrual for interest rate factor (mil rate), determined at the Close of Trading.

   (c) By 9:00 a.m. Central time on each Business Day, the Company will provide to Distributor via facsimile or other electronic transmission acceptable to Distributor a report stating whether the Orders received by the Company from Participants by the Close of Trading on the preceding
Business Day resulted in the Plan being a net purchaser or net seller of shares of the Funds. As used in this Agreement, the phrase "other electronic transmission acceptable to Distributor" includes the use of remote computer terminals located at the premises of the Company, its agents or affiliates, which terminals may be linked electronically to the computer system of Distributor, its agents or affiliates (hereinafter, "Remote Computer Terminals").

   (d) Upon the timely receipt from the Company of the report described in (c) above, Distributor will execute the purchase or redemption transactions (as the case may be) at the net asset value computed as of the Close of Trading on Day 1. Payment for net purchase transactions shall be made by wire transfer to the custodial account designated by the Funds on the Business Day next following the Effective
Trade Date. Such wire transfers shall be initiated by the Company's bank prior to 3:00 p.m. Central time and received by the Funds prior to 5:00 p.m. Central time on the Business Day next following the Effective Trade Date. If payments for a purchase Order is not timely received, such Order will be executed at the net asset value next computed following receipt of payment. Payments for net redemption transactions shall be made by wire transfer by the Issuer to the account designated by the appropriate receiving party within the time period set forth in the applicable Fund's then-current prospectus; provided, however, Distributor will use all reasonable efforts to settle all redemptions on the Business Day following the Effective Trade Date. On any Business Day when the Federal Reserve Wire Transfer
System is closed, all communication and processing rules will be suspended for the settlement of Orders. Orders will be settled on the next Business Day on which the Federal Reserve Wire Transfer System is open and the Effective
Trade Date will apply.

   4.   Prospectus and Proxy Materials.

   (a) Distributor shall provide to the shareholder of record copies of the Issuer's proxy materials, periodic fund reports to shareholders and other materials that are required by law to be sent to the Issuer's shareholders. In addition, Distributor shall provide the Company with a sufficient quantity of prospectuses of the Funds to be used in conjunction with the transactions contemplated by this Agreement, together with such additional copies of the Issuer's prospectuses as may be reasonably requested by Company. If the Company provides for pass-through voting by the Contract owners, Distributor will provide the Company with a sufficient quantity of proxy materials for each Contract owner.

   (b) The cost of preparing, printing and shipping of the prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Company shall be paid by Distributor or its agents or affiliates; provided, however, that if at any time Distributor or its agent reasonably deems the usage by the Company of such items to be excessive, it may, prior to the delivery of any quantity of materials in excess of what is deemed reasonable, request that the Company demonstrate the reasonableness of such usage. If the Distributor believes the reasonableness of such usage has not been adequately demonstrated, it may request that the Company pay the cost of printing (including press time) and delivery of any excess copies of such materials. Unless the Company agrees to make such payments, Distributor may refuse to supply such additional materials and this section shall not be interpreted as requiring delivery by Distributor or Issuer of any copies in excess of the number of copies required by law.

   (c) The cost of distribution, if any, of any prospectuses, proxy materials, periodic fund reports and other materials of the Issuer to the Contract owners shall be paid by the Company and shall not be the responsibility of Distributor or the Issuer.


   5.   Compensation and Expenses.

   (a) The Accounts shall be the sole shareholder of Fund shares purchased for the Contract owners pursuant to this Agreement (the "Record Owners"). The Company and the
Record Owners shall properly complete any applications or other forms required by Distributor or the Issuer from time to time.

   (b) Distributor acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, Distributor will pay the Company a fee (the "Administrative Services fee") equal to 15 basis points per annum of the average aggregate amount invested by the Company under this Agreement, commencing with the month in which the average aggregate market value of investments by the Company (on behalf of the Contract owners) in the Funds exceeds $10 million. No payment obligation shall arise until the Company's average aggregate investment in the Funds reaches $10 million, and such payment obligation, once commenced, shall be suspended with respect to any month during which the Company's average aggregate investment in the Funds drops below $10 million.

   (c) The parties understand that Distributor customarily pays, out of its management fee, another affiliated corporation for the type of administrative services to be provided by the Company to the Contract owners. The parties agree that the payments by Distributor to the Company, like Distributor's payments to its affiliated corporation, are for administrative services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

   (d) For the purposes of computing the payment to the Company contemplated by this Section 5, the average aggregate amount invested by the Accounts in the Funds over a one month period shall be computed by totaling the Company's aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Company) on each Business Day during the month and dividing by the total number of Business Days during such month.

   (e) Distributor will calculate the amount of the payment to be made pursuant to this Section 5 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by Distributor for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

            Midland National Life Insurance Company
            One Midland Plaza
            Sioux Falls, SD 57193
            Attention:  Theresa Kuiper


   (f) In the event Distributor reduces its management fee with respect to any Fund after the date hereof, Distributor may amend the Administrative Services fee payable with regard to such Fund by providing the Company 30 days' advance written notice of any such adjustment. The revised Administrative Services fee shall become effective as of the latter of 30 days from the date of delivery of the notice or the date prescribed in the notice.

   6.   Representations and Warranties.

   (a) The Company represents and warrants that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms; (ii) it has established the Separate Account A and the Separate
Account C (the "Accounts"), each of which is a separate account under South Dakota Insurance law, and has registered each Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") to serve as an investment vehicle for the Contracts; (iii) each Contract provides for the allocation of net amounts received by the Company to an Account for investment in the shares of one of more specified investment companies selected among those companies available through the Account to act as underlying investment media; (iv) selection of a particular investment company is made by the Contract owner under a particular Contract, who may change such selection from time to time in accordance with the terms of the applicable Contract; and (v) the activities of the Company contemplated by this Agreement comply with all provisions of federal and state insurance, securities, and tax laws applicable to such activities.

   (b) Distributor represents that: (i) this Agreement has been duly authorized by all necessary corporate action and, when executed and delivered, shall constitute the legal, valid and binding obligation of Distributor enforceable in accordance with its terms; and (ii) the investments of the Funds will at all times be adequately diversified within the meaning of
Section 817(h) of the Internal Revenue Service Code of
1986, as amended (the "Code"), and the regulations thereunder, and that at all times while this Agreement is in effect, all beneficial interests in each of the Funds will be owned by one or more insurance companies or by any other party permitted under Section 1.817-5(f)(3) of the Regulations promulgated under the Code.

   7.   Additional Covenants and Agreements.

   (a) Each party shall comply with all provisions of federal and state laws applicable to its respective activities under this Agreement.

   (b) Each party shall promptly notify the other parties in the event that it is, for any reason, unable to perform any of its obligations under this Agreement.

   (c) The Company covenants and agrees that all Orders accepted and transmitted by it hereunder with respect to each Account on any Business Day will be based upon instructions that it received from the Contract owners in proper form prior to the Close of Trading of the Exchange on that Business Day.

   (d) The Company covenants and agrees that all Orders transmitted to the Issuer, whether by telephone, telecopy, or other electronic transmission acceptable to Distributor, shall be sent by or under the authority and direction of a person designated by the Company as being duly authorized to act on behalf of the owner of the Accounts. Absent actual knowledge to the contrary, Distributor shall be entitled to rely on the existence of such authority and to assume that any person transmitting Orders for the purchase, redemption or transfer of Fund shares on behalf of the Company is "an appropriate person" as used in Sections 8-107 and 8-401 of the Uniform Commercial Code with respect to the transmission of instructions regarding Fund shares on behalf of the owner of such Fund shares. The Company shall maintain the confidentiality of all passwords and security procedures issued, installed or otherwise put in place with respect to the use of Remote Computer Terminals and assumes full responsibility for the security therefor. The Company further agrees to be solely responsible for the accuracy, propriety and consequences of all data transmitted to Distributor by the Company by telephone, telecopy or other electronic transmission acceptable to Distributor.

   (e) The Company agrees to make every reasonable effort to market its Contracts. It will use its best efforts to give equal emphasis and promotion to shares of the Funds as is given to other underlying investments of the Accounts.

   (f) The Company shall not, without the written consent of Distributor, make representations concerning the Issuer or the shares of the Funds except those contained in the then-current prospectus and in current printed sales literature approved by Distributor or the Issuer.

   (g) Advertising and sales literature with respect to the Issuer or the Funds prepared by the Company or its agents, if any, for use in marketing shares of the Funds as underlying investment media to Contract owners shall be submitted to Distributor for review and approval before such material is used.

   (h) The Company will provide to Distributor at least one complete copy of all registration statements, prospectuses, statements of additional information, annual and semi-annual reports, proxy statements, and all amendments or supplements to any of the above that include a description of or information regarding the Funds promptly after the filing of such document with the SEC or other regulatory authority.

   8. Use of Names. Except as otherwise expressly provided for in this Agreement, neither Distributor nor the Funds shall use any trademark, trade name, service mark or logo of the Company, or any variation of any such trademark, trade name, service mark or logo, without the Company's prior written consent, the granting of which shall be at the Company's sole option. Except as otherwise expressly provided for in this Agreement, the Company shall not use any trademark, trade name, service mark or logo of the Issuer or Distributor, or any variation of any such trademarks, trade names, service marks, or logos, without the prior written consent of either the Issuer or Distributor, as appropriate, the granting of which shall be at the sole option of Distributor and/or the Issuer.

   9.   Proxy Voting.

   (a) The Company shall provide pass-through voting privileges to all Contract owners so long as the SEC continues to interpret the 1940 Act as requiring such privileges. It shall be the responsibility of the Company to assure that it and the separate accounts of the other
Participating Companies (as defined in Section 11(a) below) participating in any Fund calculate voting privileges in a consistent manner.

   (b) The Company will distribute to Contract owners all proxy material furnished by Distributor and will vote shares in accordance with instructions received from such Contract owners. The Company shall vote Fund shares for which no instructions have been received in the same proportion as shares for which such instructions have been received. The Company and its agents shall not oppose or interfere with the solicitation of proxies for Fund shares held for such Contract owners.


   10.   Indemnity.

   (a) Distributor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, affiliates and each person, if any, who controls the Company within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 10(a)) against any losses, claims, expenses, reasonable out-of-pocket administrative costs (not including any internal costs or charges), damages or liabilities (including amounts paid in settlement thereof) or litigation expenses (including legal and other expenses) (collectively, "Losses"), to which the Indemnified Parties may become subject, insofar as such Losses result from a breach by Distributor of a material provision of this Agreement, including, but not limited to, any Losses arising out of or resulting from the materially incorrect reporting of the daily net asset value per share or dividend or capital gain distribution rate. Distributor will reimburse any legal or other expenses reasonably incurred by the Indemnified
Parties in connection with investigating or defending any such Losses. Distributor shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of the Company in performing its obligations under this Agreement.

   (b) The Company agrees to indemnify and hold harmless Distributor and the Issuer and their respective officers, directors, employees, agents, affiliates and each person, if any, who controls the Issuer or Distributor within the meaning of the Securities Act of 1933 (collectively, the "Indemnified Parties" for purposes of this Section 10(b)) against any Losses to which the Indemnified Parties may become subject, insofar as such Losses (i) result from a breach by the Company of a material provision of this Agreement, or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or prospectus of the Company regarding the Contracts, if any, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) result from the use by any person of a Remote Computer Terminal. The Company will reimburse any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any such Losses.
 The Company shall not be liable for indemnification hereunder if such Losses are attributable to the negligence or misconduct of Distributor or the Issuer in performing their obligations under this Agreement.

   (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

   (d) If the indemnifying party assumes the defense of any such action, the indemnifying party shall not, without the prior written consent of the indemnified parties in such action, settle or compromise the liability of the indemnified parties in such action, or permit a default or consent to the entry of any judgment in respect thereof, unless in connection with such settlement, compromise or consent, each indemnified party receives from such claimant an unconditional release from all liability in respect of such claim.

   11.   Potential Conflicts.

   (a) The Company has received a copy of an application for exemptive relief, as amended, filed by Distributor on December 21, 1987, with the SEC and the order issued by the SEC in response thereto (the "Shared Funding Exemptive Order"). The Company has reviewed the conditions to the requested relief set forth in such application for exemptive relief. As set forth in such application, the Board of Directors of the Issuer (the "Board") will monitor the Issuer for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts ("Participating Companies") investing in funds of the Issuer. An irreconcilable material conflict may arise for a variety of reasons, including: (i) an action by any state insurance regulatory authority; (ii) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar actions by insurance, tax or securities regulatory authorities; (iii) an administrative or judicial decision in any relevant proceeding; (iv) the manner in which the investments of any portfolio are being managed; (v) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (vi) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

   (b)   The Company will report any potential or existing
conflicts of which it is aware to the Board.   The Company
will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

   (c) If a majority of the Board, or a majority of its disinterested Board members, determines that a material irreconcilable conflict exists with regard to contract owner investments in a Fund, the Board shall give prompt notice to all Participating Companies. If the Board determines that the Company is responsible for causing or creating said conflict, the Company shall at its sole cost and expense, and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take such action as is necessary to remedy or eliminate the irreconcilable material conflict. Such necessary action may include but shall not be limited to:

      (i) withdrawing the assets allocable to the Accounts from the Fund and reinvesting such assets in a different investment medium or submitting the question of whether such segregation should be implemented to a vote of all affected contract owners and as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and/or

      (ii) establishing a new registered management investment company or managed separate account.

   (d) If a material irreconcilable conflict arises as a result of a decision by the Company to disregard its contract owner voting instructions and said decision represents a minority position or would preclude a majority vote by all of its contract owners having an interest in the Issuer, the Company at its sole cost, may be required, at the Board's election, to withdraw an Account's investment in the Issuer and terminate this Agreement; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

   (e) For the purpose of this Section 11, a majority of the disinterested Board members shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Issuer be required to establish a new funding medium for any Contract. The Company shall not be required by this Section 11 to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract owners materially adversely affected by the irreconcilable material conflict.

    12.   Termination; Withdrawal of Offering.  This
Agreement may be terminated by either party upon 180 days' prior written notice to the other parties. Notwithstanding the above, each Issuer reserves the right, without prior notice, to suspend sales of shares of any Fund, in whole or in part, or to make a limited offering of shares of any of the Funds in the event that (A) any regulatory body commences formal proceedings against the Company, Distributor, affiliates of Distributor, or any of the Issuers, which proceedings Distributor reasonably believes may have a material adverse impact on the ability of Distributor, the Issuers or the Company to perform its obligations under this Agreement or
(B) in the judgment of Distributor, declining to accept any additional instructions for the purchase or sale of shares of any such Fund is warranted by market, economic or political conditions. Notwithstanding the foregoing, this Agreement may be terminated immediately (i) by any party as a result of any other breach of this Agreement by another party, which breach is not cured within 30 days after receipt of notice from the other party, or (ii) by any party upon a determination that continuing to perform under this Agreement would, in the reasonable opinion of the terminating party's counsel, violate any applicable federal or state law, rule, regulation or judicial order. Termination of this Agreement shall not affect the obligations of the parties to make payments under Section 3 for Orders received by the Company prior to such termination and shall not affect the Issuers' obligation to maintain the Accounts in the name of the Plans or any successor trustee or recordkeeper for the Plans. Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

   13.   Continuation of Agreement.   Termination as the
result of any cause listed in Section 12 shall not affect the Distributor's obligation to cause the Issuer to furnish its shares to Contracts then in force for which its shares serve or may serve as the underlying medium (unless such further sale of Fund shares is proscribed by law or the SEC or other regulatory body). Following termination, Distributor shall not have any Administrative Services payment obligation to the Company (except for payment obligations accrued but not yet paid as of the termination date).

   14. Non-Exclusivity. Each of the parties acknowledges and agrees that this Agreement and the arrangement described herein are intended to be non-exclusive and that each of the parties is free to enter into similar agreements and arrangements with other entities.

   15. Survival. The provisions of Section 8 (use of names) and Section 10 (indemnity) of this Agreement shall survive termination of this Agreement.

   16. Amendment. Neither this Agreement, nor any provision hereof, may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties hereto.

   17. Notices. All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopier, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.

   To the Company:

            Midland National Life Insurance Company
            One Midland Plaza
            Sioux Falls, SD  57193
            Attention:  Russell Evenson
            (605) 335-5700 (office number)
            (605) 335-3621 (telecopy number)

   To the Issuer or Distributor:

            American Century Mutual Funds
            4500 Main Street
            Kansas City, Missouri 64111
            Attention:  Charles A. Etherington, Esq.
            (816) 340-4051 (office number)
            (816) 340-4964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this Section 17 shall be deemed to have been delivered on receipt.

   18. Successors and Assigns. This Agreement may not be assigned without the written consent of all parties to the Agreement at the time of such assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

   19. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

   20. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

   21. Entire Agreement. This Agreement, including the Attachments hereto, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes all previous agreements, written or oral, with respect to such matters.

   IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


      AMERICAN CENTURY INVESTMENT        MIDLAND NATIONAL LIFE
      SERVICES, INC.                     INSURANCE COMPANY


By:   __William_M._Lyons__            By:__Michael_M._Masterson__
      William M. Lyons                   Michael M. Masterson
       Executive Vice President          President and Chief Executive Officer

                 EXHIBIT 10.a.




                        April 11, 1997

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193


      RE: Variable Annuity Form N-4

Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment 4 to the Registration Statement on Form N-4 filed by Midland National Life Insurance Company Separate Account C for certain variable annuity contracts (file number 33-64016). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Very truly yours,



SUTHERLAND, ASBILL & BRENNAN, L.L.P.



by: __Frederick_R._Bellamy__
      Frederick R. Bellamy


FREDCONS LLPVA

                   EXHIBIT 10.b.

           CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Registration Statement under the Securities Act of 1933 (Post Effective Amendment No.4) on Form N-4 (File No. 33-64016) of our reports dated March 7, 1997, on our audits of the financial statements of Midland National Life Separate Account C and the consolidated financial statements of Midland National Life Insurance Company. We also consent to the reference to our firm under the caption Financial and Actuarial.


COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
April 25, 1997